NUVEEN
Municipal
Bond Funds


February 28, 1997


Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.





California



[PHOTO OF COUPLE APPEARS HERE]

                       Contents

                        2 Dear Shareholder

                        4 Answering Your Questions

                        6 California Overview

                        8 California Insured Overview

                       11  Financial Section

                       43  Shareholder Meeting Results

                       47  Shareholder Information

                       48  Fund Information

Dear Shareholder

[Photo of Timothy R. Schwertfeger appears here]

It is my pleasure to report to you on the performance of the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund, and to welcome new investors to our family of investments. Both of these funds rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the funds added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen California Municipal Bond Fund's A shares were receiving dividends providing an annualized tax-free current yield on net asset value of 4.55%, while investors in the Nuveen California Insured Municipal Bond Fund's A shares were receiving 4.46% annually. To receive these yields on an after-tax basis, investors in the 42% federal and state income tax bracket would have had to receive 7.84% and 7.69%, respectively, from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array of tax-free investment solutions for their personal

"Since our last report,

Nuveen has undertaken

a number of key strategic

steps geared to enhancing

our service to you."


portfolios. As we increase our product offerings, we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TOM SPALDING APPEARS HERE]

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What key economic factors affected
these funds during the past year?

In the last 12 months, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

Given this market environment,
how did the funds perform?

Both the California Municipal Bond Fund and the California Insured Municipal Bond Fund rewarded investors with solid total returns on net asset value for the period, recording price changes and reinvested dividends of 5.29% and 4.57%, respectively. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

What strategies did you employ to add value?

The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve fund portfolios. For example, we were able to enhance the durability of the funds' dividends by purchasing bonds with longer call protection. These bonds

"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."


were less in demand as interest rates began to rise in 1996, creating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

What is the current status of California's municipal market?

In 1996, California's economy grew at an accelerated rate that outpaced that of the nation as a whole. This strength is reflected in the state's positive revenue performance, primarily derived from income and sales taxes. Job growth has been robust, and the real estate market -- both commercial and residential -- appears to be recovering. For 1997-98, Governor Wilson has proposed a balanced state budget that emphasizes corporate tax reduction, educational funding and welfare reform. Local governments, however, are still assessing the impact on existing and future bond issues of Proposition 218 (the recently passed initiative that requires voter approval of local and special taxes). If approved, additional new voter initiatives and referendums, including a proposal to require voter approval for all types of debt issued by all governmental units, could affect growth prospects. Overall, the outlook for the state's economy is favorable. California's challenge over the next decade will be to provide an environment that promotes business as well as expansive long-term growth.

What is the current economic outlook?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that -- in combination with the attractive yields currently available -- increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.

                                  California
                                   Overview


Credit Quality

                            [PIE CHART APPEARS HERE]

                            AA                   14%
                            A                    24%
                            BB                    1%
                            BBB                   9%
                            NR                    3%
                            AAA                  49%
--------------------------------------------------------------------------------

Diversification

                            [PIE CHART APPEARS HERE]

                          Health Care Facilities     19%
                          General Obligations         1%
                          Escrowed Bonds             16%
                          Water and Sewer             2%
                          Other                      14%
                          Electric Utilities          6%
                          Housing Facilities         16%
                          Educational Facilities      5%
                          Lease Rental               21%
--------------------------------------------------------------------------------

Fund Highlights
================================================================================
Share Class                                        A       B         C         R
Inception Date                                  9/94    3/97      9/94      7/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.58     N/A    $10.58    $10.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $235,827
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           20.8
--------------------------------------------------------------------------------
Duration (years)                                                             8.0
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
1-Year                                5.29%     0.87%    4.68%    4.53%    5.67%
--------------------------------------------------------------------------------
5-Year                                6.71%     5.80%    6.05%    6.00%    7.05%
--------------------------------------------------------------------------------
10-Year                               6.58%     6.12%    5.87%    5.83%    6.88%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
Dist Rate                             5.16%     4.95%    4.41%    4.59%    5.37%
--------------------------------------------------------------------------------
SEC 30-Day Yld                        4.55%     4.36%    3.77%    3.97%    4.74%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.84%     7.52%    6.50%    6.84%    8.17%
--------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 42%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                           Nuveen California Municipal Bond Fund
                                                 February 28, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

                          [GRAPH CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

=== Lehman Brothers Municipal Bond Index          $20,863
--- Nuveen California Municipal Bond Fund (NAV)   $18,911
 ... Nuveen California Municipal Bond Fund (Offer) $18,116
Past performance is not predictive of future performance.

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

                              California Insured
                              Overview


Credit Quality

                           [PIE CHART APPEARS HERE]

                                 A         3%
                                 AA        2%
                                 AAA      95%
--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

 Other                     23%
 Health Care Facilities     8%
 Electric Utilities         4%
 Escrowed Bonds            18%
 Educational                2%
 Water and Sewer            9%
 General Obligations        5%
 Housing Facilities        12%
 Lease Rental              19%
--------------------------------------------------------------------------------

Fund Highlights
================================================================================
Share Class                                        A       B         C         R
Inception Date                                  9/94    3/97      9/94      7/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.70     N/A    $10.63    $10.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $224,870
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           22.0
--------------------------------------------------------------------------------
Duration (years)                                                             7.7
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
1-Year                                4.57%     0.17%    3.82%    3.99%    4.81%
--------------------------------------------------------------------------------
5-Year                                6.95%     6.03%    6.70%    6.14%    7.18%
--------------------------------------------------------------------------------
10-Year                               6.65%     6.19%    5.89%    5.84%    6.89%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
Dist Rate                             5.05%     4.83%    4.30%    4.46%    5.22%
--------------------------------------------------------------------------------
SEC 30-Day Yld                        4.46%     4.27%    3.68%    3.88%    4.65%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.69%     7.36%    6.34%    6.69%    8.02%
--------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C Shares returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 42%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                   Nuveen California Insured Municipal Bond Fund
                                                 February 28, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

                          [GRAPH CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

=== Lehman Brothers Municipal Bond Index                  $20,863
--- Nuveen California Insured Municipal Bond Fund (NAV)   $19,029
 ... Nuveen California Insured Municipal Bond Fund (Offer) $18,229 Past performance is not predictive of future performance.

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

                          Financial Section







                             Contents

                          12 Portfolio of Investments

                          25 Statement of Net Assets

                          26 Statement of Operations

                          27 Statement of Changes in Net Assets

                          29 Notes to Financial Statements

                          37 Financial Highlights

                          42 Report of Independent
                             Public Accountants

              Portfolio of Investments
              California

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

$ 3,150,000   California Educational Facilities Authority Revenue         10/97 at 102            Aa  $ 3,262,077
                Bonds (University of Southern California Project)
                Series 1989 A, 7.200%, 10/01/15

              California Health Facilities Financing Authority, Insured
              Health Facility Revenue Bonds, (Small Facilities Pooled
              Loan Program), 1994 Series B:
  3,000,000     7.400%, 4/01/14                                            4/05 at 102             A    3,433,260
  3,635,000     7.500%, 4/01/22                                            4/05 at 102             A    4,183,558

  3,750,000   California Health Facilities Financing Authority, Insured    8/06 at 102           Aaa    3,802,988
                Revenue Bond, (Sutter/CHS), 5.875%, 8/15/16

  1,700,000   California Health Facilities Financing Authority, Hospital   1/99 at 102            A+    1,806,590
                Revenue Refunding Bonds (Sutter Health),
                Series 1989A, 7.000%, 1/01/09

  2,000,000   California Health Facilities Financing Authority, Health     5/00 at 102           Aaa    2,228,200
                Facility Revenue Bonds, (Health Dimensions,
                Incorporated) 1990 Series A, 7.500%, 5/01/15
                (Pre-refunded to 5/01/00)

  2,000,000   California Health Facilities Financing Authority, Health    10/00 at 102           N/R    2,251,180
                Facility Revenue Bonds (Sisters of Providence),
                Series 1990, 7.500%, 10/01/10
                (Pre-refunded to 10/01/00)

  3,380,000   California Health Facilities Financing Authority, Kaiser    12/00 at 102            AA    3,709,415
                Permanente, Revenue Bonds, 1990 Series A,
                7.000%, 12/01/10

  1,750,000   California Health Facilities Financing Authority, Hospital   5/03 at 102            A-    1,712,165
                Revenue Bonds, (Downey Community Hospital),
                Series 1993, 5.750%, 5/15/15

  4,750,000   California Housing Finance Agency Home Mortgage              8/05 at 102           Aaa    4,830,940
                Revenue Bonds, 1995 Series F, 5.950%, 8/01/14

  6,570,000   California Housing Finance Agency, Multifamily Housing       8/04 at 100           Aaa    6,699,955
                Revenue Bonds II, 1996 Series A, 6.050%, 8/01/27

    500,000   California Housing Finance Agency Home Mortgage              8/07 at 102           Aaa      505,255
                Revenue Bonds, 1996 Series Q, 5.850%, 8/01/16

  1,060,000   California State Public Works Board, High Technology        No Opt. Call            A1    1,148,934
                Facilities Lease, The Regents of the University of
                California, San Diego Facility, 7.375%, 4/01/06

  2,905,000   California Statewide Communities Development Authority,      9/06 at 100           AAA    3,008,302
                Senior Lien Multifamily Housing Revenue Bonds,
                (Monte Vista Terrace) Series 1996A, 6.375%, 9/01/20

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 7,720,000   Certificates of Participation, California Statewide         11/06 at 102            A+  $ 7,679,856
                Communities Development Authority, California
                Lutheran Homes, 5.750%, 11/15/15

  2,500,000   Certificates of Participation, California Statewide         11/04 at 102             A    2,626,975
                Communities Development Authority, (Solheim
                Lutheran Home), 6.500%, 11/01/17

  3,000,000   Certificates of Participation, California Statewide          7/04 at 102            Aa    3,239,100
                Communities Development Authority, St. Joseph
                Health System Obligated Group, 6.500%, 7/01/15

  2,350,000   Insured Revenue Certificates of Participation, California    8/07 at 102            A+    2,352,938
                Statewide Communities Development Authority, Fact
                Retirement Services, 5.900%, 8/01/21

  8,470,000   State Public Works Board of the State of California Lease   10/02 at 102           Aaa    9,598,035
                Revenue Bonds, (The Trustees of The California State
                University) 1992 Series A, (Various California State
                University Project), 6.700%, 10/01/17
                (Pre-refunded to 10/01/02)

  5,900,000   State of California, Department of Water Resources,         12/03 at 101            Aa    5,456,202
                Central Valley Project, Water System Revenue Bonds,
                Series M, 5.000%, 12/01/15

  1,500,000   Insured Certificates of Participation, (Channing House)      1/01 at 102             A    1,615,425
                Series 1991A, 7.125%, 1/01/21

  5,000,000   Certificates of Participation, (1991 Financing Project),     9/06 at 102           Aaa    5,185,350
                County of Alameda, California, Alameda County
                Public Facilities Corporation, 6.000%, 9/01/21

              Anaheim Public Financing Authority, Lease Revenue Bonds,
              (Anaheim Public Improvements Project), Senior Lease
              Revenue Bonds, 1997 Series C:
 23,360,000     0.000%, 9/01/29                                           No Opt. Call           Aaa    3,440,227
 15,000,000     0.000%, 9/01/33                                           No Opt. Call           Aaa    1,726,650

  2,035,000   Certificates of Participation, (1991 Capital Improvement    10/01 at 102           Baa    2,322,464
                Project), Bella Vista Water District (California),
                7.375%, 10/01/17 (Pre-refunded to 10/01/01)

  7,000,000   Brea Redevelopment Agency (Orange County, California),       8/03 at 102           Aaa    6,819,610
                1993 Tax Allocation Refunding Bonds (Redevelopment
                Project AB), 5.500%, 8/01/17

  1,000,000   Carson Redevelopment Agency (California), Redevelopment     10/03 at 102           Baa    1,002,260
                Project Area No. 2, Refunding Tax Allocation Bonds,
                Series 1993, 6.000%, 10/01/13

                          Portfolio of Investments
                          California -- continued
             Principal                                                             Optional Call                   Market
                Amount    Description                                                Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------

            $2,000,000    Carson Redevelopment Agency (California), Redevelopment    10/03 at 102       Baa1  $ 2,003,180
                             Project Area No. 1, Tax Allocation Bonds, Series 1993,
                             6.000%, 10/01/16

            1,755,000     Central Joint Powers Health Financing Authority,            2/03 at 100       Baa1    1,470,181
                             Certificates of Participation, Series 1993 (Community
                             Hospitals of Central California), 5.000%, 2/01/23

            2,000,000     Certificates of Participation, Insured Health Facility      2/01 at 102          A    2,105,760
                             Revenue, (Sierra Sunrise Lodge) Series 1991A,
                             6.750%, 2/01/21

            2,200,000     City of Corona (California), Single Family Mortgage        11/06 at 102        Aaa    2,231,042
                             Revenue Bonds, Series 1996A (Senior),
                             6.050%, 5/01/27

              400,000     City of Corona (California), Single Family Mortgage        11/06 at 102          A      408,916
                             Revenue Bonds, Series 1996B (Subordinate),
                             6.300%, 11/01/28

            2,000,000     Hospital Revenue Certificates of Participation, (Desert     7/00 at 102        AAA    2,277,020
                             Hospital Corporation Project), Series 1990,
                             8.100%, 7/01/20 (Pre-refunded to 7/01/00)

            1,950,000     East Bay Municipal Utility District (Alameda and Contra     6/00 at 102        Aaa    2,183,981
                             Costa Counties, California), Water System Subordinated
                             Revenue Bonds, Series 1990, 7.500%, 6/01/18
                             (Pre-refunded to 6/01/00)

            4,000,000     East Bay Municipal Utility District (Alameda and Contra    12/01 at 102        Aaa    4,434,280
                             Costa Counties, California), Water System Subordinated
                             Revenue Bonds, Series 1991, 6.375%, 6/01/21
                             (Pre-refunded to 12/01/01)

            2,500,000     Fontana Public Financing Authority (San Bernadino County,   9/00 at 102        BB+    2,557,275
                             California), Tax Allocation Revenue Bonds (North
                             Fontana Redevelopment Project), 1990 Series A,
                             7.250%, 9/01/20

            2,475,000     City of Loma Linda, California, Hospital Revenue Bonds,    12/03 at 102        BBB    2,531,381
                             (Loma Linda University Medical Center Project),
                             Series 1993-A, 6.000%, 12/01/06

            5,000,000     The Community Redevelopment Agency of the City of           6/05 at 105        AAA    5,608,250
                             Los Angeles, California, Multifamily Housing Revenue
                             Refunding Bonds, 1995 Series A, (Angelus Plaza
                             Project), 7.400%, 6/15/10

            2,505,000     Harbor Department of the City of Los Angeles               No Opt. Call        AAA    3,152,993
                             (California), Revenue Bonds, Issue of 1988,
                             7.600%, 10/01/18

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


   Principal                                                               Optional Call                    Market
      Amount  Description                                                    Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------
 $  255,000   The City of Los Angeles 1987 Home Mortgage Revenue            No Opt. Call         Aaa   $   272,536
                Bonds (GNMA Mortgage-Backed Securities Program),
                8.100%, 5/01/17

  4,595,000   Los Angeles County Public Works Finance Authority,            10/04 at 102          Aa     4,869,827
                Revenue Bonds, Series 1994A, (Los Angeles County
                Regional Park and Open Space District),
                6.125%, 10/01/10

    175,000   County of Los Angeles Single Family Mortgage Revenue          No Opt. Call         Aaa       186,043
                 Bonds, (GNMA Mortgage-Backed Securities Program),
                 1987 Issue A, 8.000%, 3/01/17

  2,000,000   Los Angeles County Transportation Commission (California),     7/99 at 102         AA-     2,165,980
                 Sales Tax Revenue Refunding Bonds, Series 1989-A,
                 7.400%, 7/01/15

  6,500,000   M-S-R Public Power Agency (California), San Juan Project       7/98 at 100           A     6,422,325
                 Refunding Revenue Bonds, Series 1997H,
                 5.900%, 7/01/20 (WI)

  1,260,000   Marysville Community Development Agency, Marysville            3/02 at 102         Baa     1,356,491
                 Plaza Project, 1992 Tax Allocation Refunding Bonds,
                 (Bank Qualified), 7.250%, 3/01/21

    740,000   Community Development Agency of the City of Menlo Park,        6/97 at 103          Aa       774,810
                 Multifamily Housing Revenue Bonds, (FHA-Insured
                 Mortgage Loan -- The Gateway Project), Series 1987A,
                 8.250%, 12/01/28

  5,000,000   Modesto Irrigation District Financing Authority, Refunding    10/06 at 102         Aaa     5,234,350
                 Revenue Bonds, Series A, 6.000%, 10/01/15

    860,000   City of Monterey, Hospital Revenue Bonds (Monterey             7/97 at 101          A+       878,413
                 Peninsula Hospital Project) Series 1984 A,
                 7.375%, 7/01/14

  1,500,000   Community Facilities District No. 1 of the North City West     9/99 at 102         Aaa     1,667,235
                 School Facilities Financing Authority, Special Tax Bonds,
                 Series 1989A, 7.850%, 9/01/19 (Pre-refunded to 9/01/99)

  2,930,000   Northern California Power Agency, Hydroelectric Project        7/98 at 102           A     3,075,533
                 Number One Revenue Bonds, Refunding Series E,
                 7.150%, 7/01/24

  2,080,000   City of Ontario, (San Bernadino County, California), Limited   3/97 at 103         N/R     2,160,891
                 Obligation Improvement Bonds, Assessment District
                 No. 100C, (California Commerce Center -- Phase III),
                 8.000%, 9/02/11

              15

              Portfolio of Investments
              California -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 4,300,000   Orange County Development Agency, Santa Ana Heights          9/03 at 102           Baa   $4,308,428
                Project Area, 1993 Tax Allocation Revenue Bonds,
                6.125%, 9/01/23

              County of Orange, California, 1996 Recovery Certificates
              of Participation, Series A:
  6,000,000     5.800%, 7/01/16                                            7/06 at 102           Aaa    6,051,600
  2,500,000     5.875%, 7/01/19                                            7/06 at 102           Aaa    2,539,100

  1,430,000   Redding Joint Powers Financing Authority Lease Revenue       6/03 at 102             A    1,439,438
                Bonds, (Capital Improvement Projects) Series 1993,
                6.250%, 6/01/23

              County of Riverside Asset Leasing Corporation,
              Leasehold Revenue Bonds, 1997 Series A (County of
              Riverside Hospital Project):
 16,285,000     0.000%, 6/01/21                                           No Opt. Call           Aaa    3,908,726
  9,455,000     0.000%, 6/01/22                                           No Opt. Call           Aaa    2,124,066
 13,005,000     0.000%, 6/01/24                                           No Opt. Call           Aaa    2,575,250

  7,290,000   County of Riverside, California, Multifamily Housing         7/02 at 100           AAA    7,497,255
                Revenue Bonds, (Fannie Mae Pass-Through, Certificate
                Program/Birchwood Park Apartment Project),
                Series 1992A, 6.500%, 1/01/18

    205,000   Sacramento Municipal Utility District (California),          4/97 at 100          Baa1      205,592
                Subordinated Electric Revenue Bonds,
                1985 Refunding Series, 8.000%, 11/15/10

  3,500,000   Sacramento Municipal Utility District, Electric Revenue      8/98 at 102           Aaa    3,777,095
                Bonds, 1988 Series W, 7.875%, 8/15/16
                (Pre-refunded to 8/15/98)

  2,315,000   Limited Obligation Refunding Bonds, City of Salinas,         9/06 at 103           N/R    2,406,489
                Consolidated Refunding District 94-3, Series No. A-181
                Monterey County, California, 7.400%, 9/02/09

  2,080,000   City of Salinas, Housing Facility Refunding Revenue Bonds,   7/04 at 102           AAA    2,171,915
                Series 1994A (GNMA Collateralized -- Villa Serra
                Project), 6.500%, 7/20/17

  2,000,000   City and County of San Francisco, General Obligation         6/04 at 102           Aaa    2,096,300
                Bonds, (School District Facilities Improvements),
                Series 1996 D, 6.000%, 6/15/14

  5,000,000   City and County of San Francisco, Redevelopment Financing    8/03 at 103             A    4,574,500
                Authority, 1993 Series C Tax Allocation Revenue Bonds,
                (San Francisco Redevelopment Projects),
                5.125%, 8/01/18

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

   Principal                                                              Optional Call                     Market
      Amount  Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$  3,070,000  Certificates of Participation, (1993 Seismic Retrofit        6/03 at 102             A $  3,090,600
                Financing Project), City of San Leandro, California,
                San Leandro Public Financing Authority,
                5.900%, 6/01/1

   1,000,000  Certificates of Participation Series 1991, San Mateo         5/99 at 102            A+    1,060,320
                County Board of Education, (Administration Building
                Project), 7.100%, 5/01/21

   3,000,000  Housing Authority of the County of Santa Cruz, Multifamily   7/00 at 102           AAA    3,217,050
                Housing Refunding Revenue Bonds, Series 1990A,
                (Fannie Mae Collateralized), 7.750%, 7/01/23

              Santa Monica Community College District, Refunding,
              Certificates of Participation 1991 Series A:
     500,000    5.950%, 2/01/17                                            2/07 at 102             A      504,865
   2,950,000    5.900%, 2/01/27                                            2/07 at 102             A    2,966,166

   4,000,000  Shafter Joint Powers Financing Authority Lease Revenue       1/07 at 101          BBB+    4,008,000
                Bonds 1997 Series A, (Community Correctional Facility
                Acquisition Project), 6.050%, 1/01/17

   2,000,000  Certificates of Participation, (1990 Financing Project),     7/00 at 102            A+    2,229,720
                Sonoma County Office of Education, 7.375%, 7/01/20
                (Pre-refunded to 7/01/00)

   2,000,000  Taft Public Financing Authority Lease Revenue Bonds 1997     1/07 at 101          BBB+    2,004,000
                Series A (Community Correctional Facility Acquisition
                Project), 6.050%, 1/01/17

   1,100,000  Certificates of Participation (1992 Financing Project),     11/02 at 102             A    1,164,008
                Series B, County of Tulare, Tulare County Public
                Facilities Corporation, 6.875%, 11/15/12

   4,200,000  Certificates of Participation (Capital Improvement Program), 2/06 at 102           Aaa    4,355,315
                1996 Series A, County of Tulare, California,
                6.000%, 2/15/16

              The Regents of the University of California,
              1993 Refunding Certificates of Participation
              (UCLA Central Chiller/Cogeneration Facility):
   3,500,000    5.600%, 11/01/20                                          11/03 at 102            Aa    3,394,824
   4,335,000    6.000%, 11/01/21                                          11/03 at 102            Aa    4,403,362
-----------------------------------------------------------------------------------------------------------------
$288,685,000  Total Investments -- (cost $221,609,050) -- 99.1%                                       233,750,588
============-----------------------------------------------------------------------------------------------------

              Portfolio of Investments
              California -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------
              Temporary Investments in Short-Term Municipal Securities-- 0.4%

$   500,000   California Pollution Control Financing Authority, Pollution                      VMIG-1   $  500,000
                Control Revenue Bonds (Shell Oil Company Project),
                1991 Series B, Variable Rate Demand Bonds, 3.350%,
                10/01/11+

    500,000   Irvine Ranch Water District, Consolidated Refunding Bonds,                       VMIG-1      500,000
                Series A, Variable Rate Demand Bonds, 3.250%, 5/01/09+
------------------------------------------------------------------------------------------------------------------
 $1,000,000   Total Temporary Investments -- 0.4%                                                        1,000,000
===========-------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- 0.5%                                                      1,076,074
              ----------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                      $235,826,662
              ====================================================================================================

              Summary of Ratings** --Portfolio of Investments (excluding temporary investments)

                                 Standard                                  Number of             Market     Market
                                 & Poor's                       Moody's   Securities              Value    Percent
              ----------------------------------------------------------------------------------------------------
                                      AAA                           Aaa           32       $115,406,914         49%
                             AA+, AA, AA-             Aa1, Aa, Aa2, Aa3            9         31,275,597         14
                                       A+                            A1            7         17,156,771          7
                                    A, A-                     A, A2, A3           15         39,323,494         17
                          BBB+, BBB, BBB-         Baa1, Baa, Baa2, Baa3           10         21,211,977          9
                             BB+, BB, BB-             Ba1, Ba, Ba2, Ba3            1          2,557,275          1
                                Non-rated                     Non-rated            3          6,818,560          3
              ----------------------------------------------------------------------------------------------------
              Total                                                               77       $233,750,588        100%
              ====================================================================================================

              * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

             ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

             N/R - Investment is not rated.

             (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

             + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report
              Portfolio of Investments
              California Insured
  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 1,000,000   California Educational Facilities Authority Revenue Bonds   11/00 at 102           Aaa   $1,121,800
                (Pepperdine University), Series 1990, 7.200%, 11/01/15
                (Pre-refunded to 11/01/00)
  4,500,000   California Educational Facilities Authority Revenue Bonds   10/06 at 102           Aaa    4,653,630
                (University of San Francisco), Series 1996,
                6.000%, 10/01/26
  5,000,000   California Health Facilities Authority, Kaiser Permanente   10/01 at 101            AA    4,817,400
                Medical Care Program, Semiannual Tender Revenue
                Bonds, 1983 Tender Bonds, 5.450%, 10/01/13
  6,340,000   California Housing Finance Agency, Housing Revenue           2/02 at 102           Aaa    6,685,340
                Bonds (Insured), 1991 Series B, 6.850%, 8/01/23
  5,000,000   California Housing Finance Agency, Home Mortgage             8/05 at 102           Aaa    5,085,200
                Revenue Bonds, 1995 Series F, 5.950%, 8/01/14
  5,390,000   California Housing Finance Agency, Home Mortgage             2/07 at 102           Aaa    5,445,032
                Revenue Bonds, 1997 Series A, 5.850%, 8/01/16
    235,000   California Public Capital Improvements Financing             3/98 at 102           Aaa      247,920
                Authority (A Joint Powers Agency), Revenue Bonds
                (Pooled Projects), Series 1988B, 8.100%, 3/01/18
  8,500,000   California Statewide Communities Development Authority,      8/02 at 102           Aaa    8,709,100
                Sutter Health Obligated Group, Certificates of
                Participation, 6.125%, 8/15/22
  5,000,000   State Public Works Board of the State of California Lease    9/00 at 102           Aaa    5,556,950
                Revenue Bonds (Department of Corrections),
                1990 Series A, (State Prison -- Madera County),
                7.000%, 9/01/09 (Pre-refunded to 9/01/00)
  5,000,000   State of California Various Purpose General Obligation       4/03 at 102           Aaa    4,817,250
                Bonds, 5.500%, 4/01/19
  5,000,000   Certificates of Participation, (1991 Financing Project),     9/06 at 102           Aaa    5,185,350
                County of Alameda, California, Alameda County
                Public Facilities Corporation, 6.000%, 9/01/21
              Anaheim Public Financing Authority, Lease Revenue Bonds,
              (Anaheim Public Improvements Project), Senior Lease
              Revenue Bonds, 1997 Series C:
 20,000,000     0.000%, 9/01/32                                           No Opt. Call           Aaa    2,442,800
 25,000,000     0.000%, 9/01/36                                           No Opt. Call           Aaa    2,391,000
  1,225,000   Redevelopment Agency of the City of Barstow, Central        No Opt. Call           Aaa    1,458,338
                Redevelopment Project Tax Allocation Bonds,
                1994 Series A, 7.000%, 9/01/14

              Portfolio of Investments
              California Insured -- continued
  Principal                                                                Optional Call                   Market
     Amount   Description                                                    Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 7,005,000   Big Bear Lake Financing Authority (San Bernardino County,      8/05 at 102         Aaa  $ 7,593,280
                 California), 1995 Tax Allocation Refunding Revenue
                 Bonds, 6.300%, 8/01/25

  7,000,000   City of Big Bear Lake, California, 1992 Water Revenue          4/02 at 102         Aaa    7,754,950
                 Refunding Bonds, 6.375%, 4/01/22
                 (Pre-refunded to 4/01/02)

  3,525,000   Brea Public Financing Authority (Orange County,                8/01 at 102         Aaa    3,974,473
                 California), 1991 Tax Allocation Revenue Bonds,
                 Series A (Redevelopment Project AB),
                 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

  3,000,000   Calaveras County Water District (California), Certificates     5/01 at 102         Aaa    3,354,360
                 of Participation, (1991 Ebbetts Pass Water System
                 Improvements Project), 6.900%, 5/01/16
                 (Pre-refunded to 5/01/01)

  7,000,000   Chino Unified School District, Certificates of Participation,  9/05 at 102         Aaa    7,297,360
                 (1995 Master Lease Program), 6.125%, 9/01/26

    850,000   Redevelopment Agency of the City of Concord, Central           7/98 at 102         Aaa      905,820
                 Concord Redevelopment Project, Tax Allocation Bonds,
                 Series 1988-2, 7.875%, 7/01/07

    500,000   Cotati-Rohnert Park Unified School District (Sonoma            8/99 at 102         Aaa      560,155
                 County, California), General Obligation Bonds,
                 Election 1990, Series B, 9.000%, 8/01/06

  2,000,000   East Bay Municipal Utility District (Alameda and               6/00 at 102         Aaa    2,239,980
                 Contra Costa Counties, California), Water System
                 Subordinated Revenue Bonds, Series 1990,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

  2,000,000   Eastern Municipal Water District (Riverside County,            7/01 at 102         Aaa    2,212,820
                 California), Water and Sewer Revenue Certificates
                 of Participation, Series 1991, 6.500%, 7/01/20
                 (Pre-refunded to 7/01/01)

  3,865,000   Fallbrook Sanitary District (San Diego County, California)     2/01 at 100         Aaa    4,137,405
                 1991 Certificates of Participation (Wastewater Facilities
                 Refunding Project), 6.600%, 2/01/13

  2,500,000   Fontana Public Financing Authority (San Bernardino County,     9/00 at 102         Aaa    2,736,250
                 California), Tax Allocation Revenue Bonds (North
                 Fontana Redevelopment Project), 1990 Series A,
                 7.000%, 9/01/10

  3,000,000   Gilroy Unified School District, Santa Clara County,            9/04 at 102         Aaa    3,218,820
                 California, Certificates of Participation, Series 1994,
                 6.250%, 9/01/12

                                                                                     Nuveen Municipal Bond Funds
                                                                                 February 28, 1997 Annual Report

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$  1,000,000    La Quinta Redevelopment Agency, La Quinta                   No Opt. Call        Aaa  $  1,214,100
                  Redevelopment Project Tax Allocation Refunding Bonds,
                  Series 1994 (Project Area No. 1), 7.300%, 9/01/12

   4,000,000    The Community Redevelopment Agency of the City of            6/05 at 105        AAA     4,486,600
                  Los Angeles, California, Multifamily Housing Revenue
                  Refunding Bonds, 1995 Series A, (Angelus Plaza
                  Project), 7.400%, 6/15/10

   2,000,000    The City of Los Angeles (California) Los Angeles             8/00 at 102        Aaa     2,220,580
                  Convention and Exhibition Center, Certificates
                  of Participation, 1990 Series, 7.000%, 8/15/21
                  (Pre-refunded to 8/15/00)

     260,000    The City of Los Angeles 1987 Home Mortgage Revenue          No Opt. Call        Aaa       277,880
                  Bonds (GNMA Mortgage-Backed Securities Program),
                  8.100%, 5/01/17

   5,000,000    Los Angeles County Transportation Commission (California),   7/02 at 102        Aaa     5,315,050
                  Proposition C Sales Tax Revenue Bonds, Second Senior
                  Bonds, Series 1992-A, 6.250%, 7/01/13

   6,500,000    M-S-R Public Power Agency (California), San Juan Project     7/98 at 100          A     6,422,325
                  Refunding Revenue Bonds, Series 1997H,
                  5.900%, 7/01/20 (WI)

                Modesto Irrigation District Financing Authority, Domestic
                Water Project Revenue Bonds, Series 1992A:
   9,500,000      6.125%, 9/01/19                                            9/02 at 102        Aaa     9,816,920
   5,750,000      5.500%, 9/01/22                                            9/02 at 100        Aaa     5,540,240

   2,500,000    Mt. Diablo Hospital District, Insured Hospital Revenue      12/00 at 102        Aaa     2,865,400
                  Bonds, 1990 Series A, 8.000%, 12/01/11
                  (Pre-refunded to 12/01/00)

   2,000,000    Mt. Diablo Unified School District, Community Facilities     8/00 at 102        Aaa     2,221,680
                  District No. 1, Special Tax Bonds, Series 1990,
                  (Contra Costa County, California), 7.050%, 8/01/20

   2,555,000    City of Napa Mortgage Revenue Refunding Bonds,               7/02 at 102        Aaa     2,660,751
                  Series 1992A (FHA-Insured Mortgage Loan -- Creekside
                  Park Apartments Project), 6.625%, 7/01/24

   2,000,000    City of Napa Mortgage Revenue Refunding Bonds,               7/04 at 101        Aaa     2,088,900
                  Series 1994A (FHA-Insured Mortgage Loan -- Creekside
                  Park II Apartments Project), 6.625%, 7/01/25

   7,040,000    Norwalk Community Facilities Financing Authority             9/05 at 102        Aaa     7,325,402
                 (Los Angeles County, California), Tax Allocation
                 Refunding Revenue Bonds, 1995 Series A,
                 6.050%, 9/01/25


                Portfolio of Investments
                California Insured -- continued

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$  2,500,000    City of Oakland, California, Special Refunding Revenue       8/98 at 102        Aaa  $  2,664,650
                  Bonds, (Pension Financing), 1988 Series A,
                  7.600%, 8/01/21

   4,380,000    County of Orange, California, 1996 Recovery Certificates     7/06 at 102        Aaa     4,417,668
                  of Participation, Series A, 5.800%, 7/01/16

   1,250,000    Palm Desert Redevelopment Agency Project Area No. 1,         5/97 at 101        Aaa     1,270,575
                  as Amended (Added Territory Only), Subordinated Tax
                  Allocation Bonds, Issue of 1989, 7.400%, 5/01/09

   9,765,000    Palm Desert Redevelopment Agency Tax Allocation              9/04 at 102        Aaa    10,246,903
                  Revenue Bonds, 1996 Series A (Desert Rose Project
                  Refunding), 6.100%, 9/01/16

   2,000,000    Redevelopment Agency of the City of Pittsburg,               8/01 at 103        Aaa     2,283,120
                  California, Los Medanos Community Development
                  Project, Tax Allocation Bonds, Series 1991,
                  7.150%, 8/01/21 (Pre-refunded to 8/01/01)

   2,000,000    Pomona Unified School District, General Obligation           8/11 at 103        Aaa     2,228,220
                  Refunding Bonds, Series 1997-A, 6.500%, 8/01/19

   1,500,000    Port of Oakland, California, Revenue Bonds, 1989 Series B,   5/97 at 102        Aaa     1,539,615
                  7.250%, 11/01/16 (Pre-refunded to 5/01/97)

                County of Riverside, California (1994 Desert Justice
                Facility Project), Certificates of Participation:
   3,600,000      6.000%, 12/01/17                                          12/04 at 101        Aaa     3,712,068
   2,500,000      6.250%, 12/01/21                                          12/04 at 101        Aaa     2,650,975

                County of Riverside Asset Leasing Corporation,
                Leasehold Revenue Bonds, 1997 Series A (County of
                Riverside Hospital Project):
  17,255,000      0.000%, 6/01/25                                           No Opt. Call        Aaa     3,219,783
     700,000      0.000%, 6/01/26                                           No Opt. Call        Aaa       125,097

   3,000,000    Sacramento Municipal Utility District, Electric Revenue      9/01 at 102        Aaa     3,328,500
                  Bonds, 1991 Series Y, 6.500%, 9/01/21
                  (Pre-refunded to 9/01/01)

   2,500,000    San Bernardino County Transportation Authority Sales Tax     3/02 at 102        Aaa     2,709,050
                  Revenue Bonds (Limited Tax Bonds), 1992 Series A,
                  6.000%, 3/01/10

   2,000,000    San Diego Regional Building Authority Lease Revenue          1/00 at 102        Aaa     2,203,720
                  Bonds, Series 1990A (San Miguel Consolidated Fire
                  Protection District Project), 7.250%, 1/01/20
                 (Pre-refunded to 1/01/00)

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------

                Redevelopment Agency of the City and County of
                San Francisco Lease Revenue Bonds, Series 1994
                (George R. Moscone Convention Center):
$  2,250,000      6.800%, 7/01/19                                            7/04 at 102        Aaa  $  2,513,430
   1,000,000      6.750%, 7/01/24                                            7/04 at 102        Aaa     1,119,280

   2,250,000    Redevelopment Agency of the City of San Jose, Merged         2/04 at 102        Aaa     1,937,115
                  Area Redevelopment Project, Tax Allocation Bonds,
                  Series 1993, 4.750%, 8/01/24

   3,000,000    City of Shasta Lake, 1996-2 Certificates of                  4/05 at 102        Aaa     3,104,250
                  Participation, 6.000%, 4/01/16

   2,000,000    Southern California Rapid Transit District,              1/01 at 102 1/2        Aaa     2,242,040
                  Certificates of Participation (Workers' Compensation
                  Funding Program), 7.500%, 7/01/05

   3,040,000    Sulphur Springs Union School District (County of            No Opt. Call        Aaa     1,068,469
                  Los Angeles, California), General Obligation Bonds,
                  Election 1991, Series A, 0.000%, 9/01/15

      85,000    Thousand Oaks Redevelopment Agency (Ventura County,          1/99 at 100        Aaa        87,321
                  California), Single-Family Mortgage Revenue Refunding
                  Bonds, Issue of 1996, 7.900%, 1/01/16

   5,000,000    Tri-City Hospital District, Insured Refunding Revenue        2/06 at 102        Aaa     4,894,300
                  Bonds, Series 1996A, 5.625%, 2/15/17

   5,000,000    City of Vallejo Refunding Revenue Bonds, 1996 Series A       5/06 at 102        Aaa     5,077,300
                  (Water Improvement Project), 5.875%, 5/01/26
-----------------------------------------------------------------------------------------------------------------
$268,115,000    Total Investments -- (cost $208,485,256) -- 98.6%                                     221,702,060
============-----------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 0.3%

$    500,000    Certificates of Participation, California Statewide                          VMIG-1       500,000
                  Communities Development Authority, Northern
                  California Retired Officers Community, Variable Rate
                  Demand Bonds, 3.350%, 6/01/26+

     100,000    California Statewide Community Development Authority                            A-1       100,000
                  Certificates of Participation Revenue (Sutter Health
                  Obligation Group), Variable Rate Demand Bonds,
                  3.350%, 7/01/15+
-----------------------------------------------------------------------------------------------------------------
$    600,000    Total Temporary Investments -- 0.3%                                                       600,000
============-----------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 1.1%                                                   2,567,488
                -------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                   $224,869,548
                =================================================================================================

Portfolio of Investments

Summary of Ratings** -- Portfolio of Investments (excluding temporary investments)


         Standard                           Number of           Market    Market
         & Poor's               Moody's    Securities            Value   Percent
--------------------------------------------------------------------------------
              AAA                   Aaa            60     $210,462,335       95%
     AA+, AA, AA-     Aa1, Aa, Aa2, Aa3             1        4,817,400        2
            A, A-             A, A2, A3             1        6,422,325        3
--------------------------------------------------------------------------------
TOTAL                                              62     $221,702,060      100%
================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**      Ratings (not covered by the report of independent public accountants):
        Using the higher of Standard & Poor's or Moody's rating.

(WI) -- Security purchased on a when-issued basis (See note 1 of the Notes to Financial Statements).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


24                               See accompanying notes to financial statements.

Statement of Net Assets                              Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                                                        California   California Insured
---------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
  at market value (note 1)                            $233,750,588         $221,702,060
Temporary investments in short-term
  municipal securities, at amortized cost (note 1)       1,000,000              600,000
Cash                                                       130,086               77,517
Receivables:
  Interest                                               3,582,870            3,688,694
  Shares sold                                               30,168              367,937
  Investments sold                                       4,659,956            5,669,722
Other assets                                                 5,920                3,567
---------------------------------------------------------------------------------------
    Total assets                                       243,159,588          232,109,497
---------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                  6,537,285            6,537,285
  Shares redeemed                                            5,905                   --
Accrued expenses:
  Management fees (note 6)                                  98,704               94,242
  Other                                                     49,583               34,589
Dividends payable                                          641,449              573,833
---------------------------------------------------------------------------------------
    Total liabilities                                    7,332,926            7,239,949
---------------------------------------------------------------------------------------
Net assets (note 7)                                   $235,826,662         $224,869,548
=======================================================================================
Class A Shares (note 1)
Net assets                                            $ 20,570,726         $ 27,597,970
Shares outstanding                                       1,943,542            2,578,700
Net asset value and redemption price per share        $      10.58         $      10.70
Offering price per share (net asset value per
  share plus maximum sales charge of 4.20% of
  offering price)                                     $      11.04         $      11.17
=======================================================================================
Class C Shares (note 1)
Net assets                                            $  1,002,618         $  1,719,006
Shares outstanding                                          94,722              161,754
Net asset value, offering and redemption
  price per share                                     $      10.58         $      10.63
=======================================================================================
Class R Shares (note 1)
Net assets                                            $214,253,318         $195,552,572
Shares outstanding                                      20,202,346           18,309,854
Net asset value, offering and redemption
  price per share                                     $      10.61         $      10.68
=======================================================================================


25                               See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1997

                                                                            California
                                                            California         Insured
---------------------------------------------------------------------------------------
Investment Income
  Tax-exempt interest income (note 1)                      $14,010,701      $13,258,216
---------------------------------------------------------------------------------------
Expenses:
  Management fees (note 6)                                   1,249,684        1,205,656
  12b-1 service fees -- Class A (notes 1 and 6)                 40,524           54,387
  12b-1 distribution and service fees -- Class C
     (notes 1 and 6)                                             7,416           11,151
  Shareholders' servicing agent fees and expenses              145,421          136,341
  Custodian's fees and expenses                                 74,272           63,268
  Trustees' fees and expenses (note 6)                           3,932            3,671
  Professional fees                                             28,854           21,644
  Shareholders' reports -- printing and mailing expenses        74,914           62,517
  Federal and state registration fees                            3,638            3,295
  Portfolio insurance expense                                        -           20,487
  Other expenses                                                15,412           14,460
---------------------------------------------------------------------------------------
Total expenses                                               1,644,067        1,596,877
---------------------------------------------------------------------------------------
Net investment income                                       12,366,634       11,661,339
---------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
  from Investments
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                              169,342         (196,727)
Net change in unrealized appreciation or depreciation of
  investments                                                   27,943       (1,102,480)
---------------------------------------------------------------------------------------
  Net gain (loss) from investments                             197,285       (1,299,207)
---------------------------------------------------------------------------------------
Net increase in net assets from operations                 $12,563,919      $10,362,132
=======================================================================================


                                         See accompanying notes to financial statements.

26

Statement of Changes in Net Assets                   Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

                                                                      California
                                                             ----------------------------
                                                              Year ended      Year ended
                                                                2/28/97         2/29/96
-----------------------------------------------------------------------------------------
Operations
Net investment income                                        $ 12,366,634    $ 12,198,392
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                  169,342       1,855,177
Net change in unrealized appreciation or depreciation
 of investments                                                    27,943       8,120,195
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                     12,563,919      22,173,764
-----------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                         (850,904)       (388,705)
 Class C                                                          (33,408)        (18,278)
 Class R                                                      (11,568,807)    (11,713,501)
-----------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders     (12,453,119)    (12,120,484)
-----------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                               21,474,243      32,672,342
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                           7,567,054       7,452,038
-----------------------------------------------------------------------------------------
                                                               29,041,297      40,124,380
-----------------------------------------------------------------------------------------
Cost of shares redeemed                                       (23,108,724)    (31,819,906)
-----------------------------------------------------------------------------------------
Net increase in net assets
 from fund share transactions                                   5,932,573       8,304,474
-----------------------------------------------------------------------------------------
Net increase in net assets                                      6,043,373      18,357,754
Net assets at the beginning of year                           229,783,289     211,425,535
-----------------------------------------------------------------------------------------
Net assets at the end of year                                $235,826,662    $229,783,289
=========================================================================================
Balance of undistributed net investment income
 at end of year                                              $     56,470    $    142,955
=========================================================================================

                                 See accompanying notes to financial statements.

                                                                  California Insured
                                                             ----------------------------
                                                              Year ended      Year ended
                                                                2/28/97         2/29/96
-----------------------------------------------------------------------------------------
Operations
Net investment income                                        $ 11,661,339    $ 11,206,229
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                 (196,727)        764,418
Net change in unrealized appreciation or depreciation
 of investments                                                (1,102,480)      9,456,488
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                     10,362,132      21,427,135
-----------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                       (1,112,015)       (496,274)
 Class C                                                          (49,035)        (28,991)
 Class R                                                      (10,458,018)    (10,613,497)
-----------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders     (11,619,068)    (11,138,762)
-----------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                               25,329,867      26,072,923
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                           6,819,379       6,709,606
-----------------------------------------------------------------------------------------
                                                               32,149,246      32,782,529
-----------------------------------------------------------------------------------------
Cost of shares redeemed                                       (29,955,249)    (23,041,485)
-----------------------------------------------------------------------------------------
Net increase in net assets
 from fund share transactions                                   2,193,997       9,741,044
-----------------------------------------------------------------------------------------
Net increase in net assets                                        937,061      20,029,417
Net assets at the beginning of year                           223,932,487     203,903,070
-----------------------------------------------------------------------------------------
Net assets at the end of year                                $224,869,548    $223,932,487
=========================================================================================
Balance of undistributed net investment income
 at end of year                                              $    176,418    $    134,147
=========================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements                        Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, California and California Insured were renamed and reorganized into the Trust. Prior to the reorganization, California (formerly Nuveen California Tax-Free Value Fund) and California Insured (formerly Nuveen California Insured Tax-Free Value Fund) were each a series of the Nuveen California Tax-Free Bond Fund, Inc., an open-end diversified management investment company.

Each Fund seeks to provide high double tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1997, California and California Insured had outstanding purchase commitments of $6,537,285 and $6,537,285, respectively.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary net taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

Insurance

California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities cov-

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


ered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund of the Trust offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held (CDSC is reduced to 0% at the end of six years). Class B Shares were first offered for sale on February 1, 1997, however, none were issued and outstanding on February 28, 1997. Class C Shares are sold without a sales charge on purchases, but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1997.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                     California
                                                -----------------------------------------------------
                                                       Year ended                  Year ended
                                                         2/28/97                     2/29/96
                                                -----------------------------------------------------
                                                    Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          834,264   $  8,711,708      927,895   $  9,631,213
  Class C                                           41,611        437,417       50,026        518,671
  Class R                                        1,174,955     12,325,118    2,165,620     22,522,458
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                           43,465        455,861       16,682        173,826
  Class C                                            2,382         24,945        1,279         13,296
  Class R                                          675,181      7,086,248      700,563      7,264,916
-----------------------------------------------------------------------------------------------------
                                                 2,771,858     29,041,297    3,862,065     40,124,380
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (135,750)    (1,422,346)     (54,537)      (567,970)
  Class C                                          (13,949)      (144,511)      (6,378)       (64,962)
  Class R                                       (2,059,535)   (21,541,867)  (2,990,150)   (31,186,974)
-----------------------------------------------------------------------------------------------------
                                                (2,209,234)   (23,108,724)  (3,051,065)   (31,819,906)
-----------------------------------------------------------------------------------------------------
Net increase                                       562,624   $  5,932,573      811,000   $  8,304,474
=====================================================================================================

                                                                 California Insured
                                                -----------------------------------------------------
                                                       Year ended                  Year ended
                                                         2/28/97                     2/29/96
                                                -----------------------------------------------------
                                                    Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                        1,300,597   $ 13,757,024    1,211,972   $ 12,814,061
  Class C                                           91,768        972,104       89,705        927,664
  Class R                                        1,001,613     10,600,739    1,177,751     12,331,198
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                           52,994        563,347       23,441        248,069
  Class C                                            3,107         32,774        1,594         16,740
  Class R                                          587,632      6,223,258      614,344      6,444,797
-----------------------------------------------------------------------------------------------------
                                                 3,037,711     32,149,246    3,118,807     32,782,529
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (378,089)    (4,026,630)     (95,872)    (1,021,240)
  Class C                                          (30,587)      (320,023)     (15,721)      (167,154)
  Class R                                       (2,426,927)   (25,608,596)  (2,088,697)   (21,853,091)
-----------------------------------------------------------------------------------------------------
                                                (2,835,603)   (29,955,249)  (2,200,290)   (23,041,485)
-----------------------------------------------------------------------------------------------------
Net increase                                       202,108   $  2,193,997      918,517   $  9,741,044
=====================================================================================================

                                                    Nuveen Municipal Bond Funds
                                                February 28, 1997 Annual Report


3. Distributions to Shareholders

On March 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Dividend per share:

    Class A                                  $.0455                    $.0450
    Class B                                   .0390                     .0380
    Class C                                   .0405                     .0395
    Class R                                   .0475                     .0465
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1997, were as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Purchases

Investments in municipal securities     $177,229,257             $117,170,710
Temporary municipal investments           86,645,000               57,025,000

Sales
Investments in municipal securities      169,979,896              112,500,716
Temporary municipal investments           86,045,000               64,325,000
===============================================================================

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February, 28, 1997, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Expiration year:
    2003                                   $595,964                  $341,931
    2005                                         --                   196,727
-------------------------------------------------------------------------------
    Total                                  $595,964                  $538,658
===============================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1997, were as follows:


                                          California       California Insured
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $12,245,340              $13,314,809
   depreciation                             (103,802)                 (98,005)
-------------------------------------------------------------------------------
Net unrealized appreciation              $12,141,538              $13,216,804
===============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                                  Management fee
-------------------------------------------------------------------------------
For the first $125 million                                       .5500 of 1%
For the next $125 million                                        .5375 of 1
For the next $250 million                                        .5250 of 1
For the next $500 million                                        .5125 of 1
For the next $1 billion                                          .5000 of 1
For net assets over $2 billion                                   .4750 of 1
===============================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of California and .975 of 1% of the average daily net asset value of California Insured, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Distributor collected sales charges of approximately $220,000 and $337,100, for California and California Insured, respectively, on Class A share purchases, of which approximately $191,100 and $284,900, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1997, the Distributor compensated authorized dealers directly with approximately $200 for California and $2,300 for California Insured in commission advances on Class C share sales. Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. Effective February 1, 1997, any such CDSC is to be retained by the Distributor to com-

                                                    Nuveen Municipal Bond Funds
                                                February 28, 1997 Annual Report


pensate for commissions advanced to authorized dealers. During the month ended February 28, 1997, no such CDSC was collected or retained by the Distributor. Also effective February 1, 1997, all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. Accordingly, for the one month ended February 28, 1997, the Distributor received and retained all 12b-1 service and distribution fees on Class C shares. The 12b-1 service and distribution fees on Class C shares received by the Distributor for the eleven months ended January 31, 1997, were substantially all paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets

At February 28, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                         California        California Insured
-------------------------------------------------------------------------------
Capital paid-in                        $224,224,618              $212,014,984

Balance of undistributed net
  investment income                          56,470                   176,418

Accumulated net realized gain
  (loss) from investment transactions      (595,964)                 (538,658)

Net unrealized appreciation
  of investments                         12,141,538                13,216,804
-------------------------------------------------------------------------------
Net assets                             $235,826,662              $224,869,548
===============================================================================

Notes to Financial Statements


8. Investment Composition

Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Revenue Bonds:
  Lease Rental Facilities                        21%                       19%
  Health Care Facilities                         19                         8
  Housing Facilities                             16                        12
  Water/Sewer Facilities                          2                         9
  Electric Utilities                              6                         4
  Educational Facilities                          5                         2
  Other                                          14                        23
General Obligation Bonds                          1                         5
Escrowed Bonds                                   16                        18
-------------------------------------------------------------------------------
                                                100%                      100%
===============================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (42% for California and 100% for California Insured). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                                  Financial Highlights

             Financial Highlights



                                    Selected data for a common share outstanding throughout each period is as follows:


                                                   Operating Performance                 Less Distributions
                                                ---------------------------     ------------------------------------



                                                                        Net
                                         Net                   realized and      Dividends                       Net        Total
                                       asset                     unrealized      from tax-                     asset       return
                                       value           Net      Gain (loss)     exempt net   Distributions     value       on net
                                   beginning    investment             from     investment    from capital    end of        asset
CALIFORNIA                         of period      income++      investments         income           gains    period       value+
---------------------------------------------------------------------------------------------------------------------------------
Class A

Year ended,
  2/28/97                            $10.580         $.553           $(.015)        $(.538)      $       -   $10.580         5.29%
  2/29/96                             10.100          .549             .473          (.542)              -    10.580        10.36

9/6/94 to 2/28/95                     10.210          .270            (.031)         (.275)          (.074)   10.100         2.52

Class C

Year ended,
  2/28/97                             10.580          .473            (.012)         (.461)              -    10.580         4.53
  2/29/96                             10.100          .470             .474          (.464)              -    10.580         9.53

9/12/94 to 2/28/95                    10.040          .218             .139          (.223)          (.074)   10.100         3.71

Class R

Year ended,
  2/28/97                             10.600          .568             .009          (.567)              -    10.610         5.67
  2/29/96                             10.130          .575             .467          (.572)              -    10.600        10.54
  2/28/95                             10.740          .582            (.531)         (.587)          (.074)   10.130         0.78
  2/28/94                             10.850          .598            (.054)         (.596)          (.058)   10.740         5.08
  2/28/93                             10.140          .633             .707          (.626)          (.004)   10.850        13.66

8 mos. ended,
  2/29/92                              9.920          .429             .218          (.427)              -    10.140         6.61

Year ended,
  6/30/91                              9.790          .639             .133          (.642)              -     9.920         8.16
  6/30/90                              9.850          .641            (.058)         (.643)              -     9.790         6.14
  6/30/89                              9.240          .649             .610          (.649)              -     9.850        14.12
  6/30/88                              9.280          .647            (.040)         (.647)              -     9.240         6.87
---------------------------------------------------------------------------------------------------------------------------------

                             See notes on page 38.


                                                                   Nuveen Municipal Bond Funds
                                                               February 28, 1997 Annual Report

                                   Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
                                         Ratio                            Ratio
                                        of net                           of net
                      Ratio of      investment         Ratio of      investment
                      expenses       income to         expenses       income to
                    to average         average       to average         average
                     net asset      net assets       net assets      net assets
    Net assets          before          before            after           after      Portfolio
 end of period      reimburse-      reimburse-       reimburse-      reimburse-       turnover
(in thousands)            ment            ment           ment++          ment++           rate
----------------------------------------------------------------------------------------------



      $ 20,571             .94%           5.16%             .94%           5.16%            74%
        12,709            1.00            5.23              .96            5.27             36

         3,146            1.41*           5.40*            1.00*           5.81*            32



         1,003            1.67            4.44             1.67            4.44             74
           684            1.84            4.39             1.71            4.52             36

           200            2.41*           4.37*            1.75*           5.03*            32



       214,253             .70            5.41              .70            5.41             74
       216,390             .71            5.53              .71            5.53             36
       208,080             .71            5.83              .71            5.83             32
       218,430             .73            5.47              .73            5.47             19


       183,215             .71            6.05              .71            6.05              5


       133,377             .67*           6.30*             .67*           6.30*            --
       107,508             .69            6.48              .69            6.48             15
        78,704             .69            6.51              .69            6.51              8
        52,048             .77            6.77              .75            6.79             22
        29,640             .88            6.91              .70            7.09             48
----------------------------------------------------------------------------------------------


                                                        Operating Performance      Less Distributions
                                                      -------------------------  ----------------------
                                                               Net
                                     Net              realized and    Dividends                     Net   Total
                                   asset                unrealized    from tax-                   asset  return
                                   value         Net   gain (loss)   exempt net  Distributions    value  on net
                               beginning  investment          from   investment   from capital   end of   asset
CALIFORNIA INSURED             of period    income++   investments       income          gains   period  value+
------------------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,
 2/28/97                         $10.760       $.549        $(.078)      $(.531)        $   --  $10.700    4.57%
 2/29/96                          10.250        .530          .505        (.525)            --   10.760   10.32

9/6/94 to 2/28/95                 10.220        .255          .068        (.265)         (.028)  10.250    3.33

Class C

Year ended,
 2/28/97                          10.670        .462        (.054)        (.448)            --   10.630    3.99
 2/29/96                          10.150        .448         .516         (.444)            --   10.670    9.67

9/12/94 to 2/28/95                10.060        .210         .123         (.215)         (.028)  10.150    3.45

Class R

Year ended,
 2/28/97                          10.740        .561        (.067)        (.554)            --   10.680    4.81
 2/29/96                          10.230        .556         .507         (.553)            --   10.740   10.63
 2/28/95                          10.670        .559        (.412)        (.559)         (.028)  10.230    1.68
 2/28/94                          10.850        .560        (.101)        (.556)         (.083)  10.670    4.27
 2/28/93                          10.010        .584         .871         (.579)         (.036)  10.850   15.05

8 mos. ended,
 2/29/92                           9.650        .401         .360         (.401)            --   10.010    7.99

Year ended,
 6/30/91                           9.480        .600         .176         (.606)            --    9.650    8.43
 6/30/90                           9.630        .608        (.151)        (.607)            --    9.480    4.93
 6/30/89                           9.020        .607         .610         (.607)            --    9.630   13.97
 6/30/88                           8.980        .600         .040         (.600)            --    9.020    7.44
------------------------------------------------------------------------------------------------------------------------------------

          *    Annualized.

          + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

          ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see note 6 of the Notes to Financial Statements).

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                                             Ratios/Supplemental Data
     --------------------------------------------------------------------------------------------------------
                                                  Ratio                                   Ratio
                                                 of net                                  of net
                             Ratio of        investment            Ratio of          investment
                             expenses            income            expenses              income
                           to average        to average          to average          to average
         Net assets        net assets        net assets          net assets          net assets     Portfolio
      end of period            before            before               after               after      turnover
     (in thousands)     reimbursement     reimbursement     reimbursement++     reimbursement++          rate
-------------------------------------------------------------------------------------------------------------
           $ 27,598               .94%             5.05%                .94%               5.05%          51%
             17,250               .98              4.99                 .97                5.00           38
              4,753              1.24*             5.26*               1.05*               5.45*          25


              1,719              1.67              4.32                1.67                4.32           51
              1,040              1.74              4.23                1.71                4.26           38
                222              2.44*             4.05*               1.80*               4.69*          25


            195,553               .69              5.30                 .69                5.30           51
            205,642               .70              5.29                 .70                5.29           38
            198,928               .70              5.60                 .70                5.60           25
            208,115               .71              5.12                 .71                5.12           14
            168,852               .75              5.72                 .75                5.72            9

            100,933               .64*             5.97*                .64*               5.97*           7

             74,551               .68              6.26                 .68                6.26           29
             50,625               .70              6.36                 .70                6.36           13
             35,032               .82              6.52                 .82                6.52           23
             22,394               .99              6.60                 .82                6.77           31
-------------------------------------------------------------------------------------------------------------

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen California and California Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 1997

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report                       Shareholder Meeting Report
                                                      California Insured


                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------------------------------
 (A)  Bremner                      For                        1,699,473         67,335        12,702,581
                                   Withhold                      12,029             --           311,735
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (B)  Brown                        For                        1,699,473         67,335        12,705,151
                                   Withhold                      12,029             --           309,165
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (C)  Dean                         For                        1,699,473         67,335        12,710,486
                                   Withhold                      12,029             --           303,830
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (D)  Impellizzeri                 For                        1,699,473         67,335        12,708,454
                                   Withhold                      12,029             --           305,862
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (E)  Rosenheim                    For                        1,699,473         67,335        12,698,647
                                   Withhold                      12,029             --           315,669
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (F)  Sawers                       For                        1,699,473         67,335        12,710,486
                                   Withhold                      12,029             --           303,830
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (G)  Schneider                    For                        1,699,473         67,335        12,700,377
                                   Withhold                      12,029             --           313,939
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (H)  Schwertfeger                 For                        1,699,473         67,335        12,710,486
                                   Withhold                      12,029             --           303,830
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
AMT Bonds                          For                        1,196,804         33,927         9,453,835
                                   Against                       53,648          7,807           796,518
                                   Abstain                       70,705          6,169         1,078,029
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
                                   ---------------------------------------------------------------------

                                                 Shareholder Meeting Report
                                                 California Insured -- continued

                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Illiquid Securities                For                        1,172,725         32,946         9,109,366
                                   Against                       70,952         10,782           979,573
                                   Abstain                       77,480          4,175         1,239,443
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Unseasoned Issuers                 For                        1,150,916         32,946         9,037,271
                                   Against                       77,137         14,957         1,116,740
                                   Abstain                       93,104             --         1,204,185
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,358,196
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,656,120
--------------------------------------------------------------------------------------------------------
Average Maturity                   For                        1,199,830         36,036         9,700,344
                                   Against                       47,534          1,940           403,217
                                   Abstain                       73,793          9,927         1,224,821
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Temporary Investments              For                        1,170,558         34,042         9,488,789
                                   Against                       61,671          6,169           605,445
                                   Abstain                       88,928          7,692         1,234,148
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Single Bank Limits                 For                        1,182,038         35,055         9,369,628
                                   Against                       60,248          3,216           680,285
                                   Abstain                       78,871          9,632         1,278,469
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Reorganization                     For                        1,197,021         40,211         9,873,783
                                   Against                       36,913          7,692           417,165
                                   Abstain                       87,223             --         1,037,434
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
                                   ---------------------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report                       Shareholder Meeting Report
                                                      California


                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------------------------------
 (A)  Bremner                      For                        1,031,953         54,008        14,184,773
                                   Withhold                      22,916             --           449,591
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (B)  Brown                        For                        1,031,953         54,008        14,207,809
                                   Withhold                      22,916             --           426,555
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (C)  Dean                         For                        1,031,953         54,008        14,208,737
                                   Withhold                      22,916             --           425,627
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (D)  Impellizzeri                 For                        1,031,953         54,008        14,177,084
                                   Withhold                      22,916             --           457,280
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (E)  Rosenheim                    For                        1,031,846         54,008        14,183,442
                                   Withhold                      23,023             --           450,922
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (F)  Sawers                       For                        1,031,953         54,008        14,208,708
                                   Withhold                      22,916             --           425,656
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (G)  Schneider                    For                        1,031,953         54,008        14,189,353
                                   Withhold                      22,916             --           445,011
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (H)  Schwertfeger                 For                        1,031,953         54,008        14,206,567
                                   Withhold                      22,916             --           427,797
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
AMT Bonds                          For                          723,522         41,541        11,467,724
                                   Against                       44,444             --           725,335
                                   Abstain                       60,827          3,074           963,826
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
                                   ---------------------------------------------------------------------

                                                      Shareholder Meeting Report
                                                      California -- continued


                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Investment Grade                   For                          742,042         41,541        11,766,423
                                   Against                       41,661              -           490,044
                                   Abstain                       45,090          3,074           900,418
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Illiquid Securities                For                          698,037         41,151        11,067,464
                                   Against                       72,236              -         1,016,986
                                   Abstain                       58,520          3,074         1,072,435
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Unseasoned Issuers                 For                          696,393         41,541        11,017,036
                                   Against                       74,711              -         1,021,511
                                   Abstain                       57,689          3,074         1,118,338
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Average Maturity                   For                          705,151         44,615        11,787,136
                                   Against                       57,672              -           408,792
                                   Abstain                       65,970              -           960,957
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Temporary Investments              For                          702,539         44,615        11,526,481
                                   Against                       51,202              -           631,192
                                   Abstain                       75,052              -           999,212
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Single Bank Limits                 For                          691,026         44.615        11,402,332
                                   Against                       46,405              -           637,844
                                   Abstain                       91,362              -         1,116,709
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Reorganization                     For                          761,596         44,615        11,931,234
                                   Against                       19,191              -           401,825
                                   Abstain                       48,006              -           823,826
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
                                   ---------------------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report
                                         Shareholder Information


Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds/1/

State Funds
Alabama              Michigan
Arizona              Missouri
California/2/        New Jersey/3/
Colorado             New Mexico
Connecticut          New York/2/
Florida/3/           North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky/4/          South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts/2/     Wisconsin

1. Long-term, insured long-term, intermediate-term and limited-term portfolios.
2.  Long-term and insured long-term portfolios.
3.  Long-term and intermediate-term portfolios.
4.  Long-term and limited-term portfolios.

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                               Fund Information



                               Board of Directors
                               Robert P. Bremner

                               Lawrence H. Brown

                               Anthony T. Dean

                               Anne E. Impellizzeri

                               Margaret K. Rosenheim

                               Peter R. Sawers

                               William J. Schneider

                               Timothy R. Schwertfeger


                               Fund Manager
                               Nuveen Advisory Corp.
                               333 West Wacker Drive
                               Chicago, IL 60606


                               Custodian
                               The Chase Manhattan Bank
                               4 New York Plaza
                               New York, NY 10004-2413


                               Transfer Agent,
                               Shareholder Services and
                               Dividend Disbursing Agent
                               Shareholder Services, Inc.
                               Nuveen Investor Services
                               P.O. Box 5330
                               Denver, CO 80217-5330

                               (800) 621-7227


                               Legal Counsel
                               Fried, Frank, Harris, Shriver
                                 & Jacobson
                               Washington, D.C.


                               Public Accountants
                               Arthur Andersen LLP
                               Chicago, Illinois

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227


                                                                     VAN-CA-2.97

NUVEEN
Municipal
Bond Funds

February 28, 1997

                              [PHOTO OF COUPLE APPEARS HERE]
Annual Report



Dependable, tax-free income
to help you keep more of
what you earn.


Connecticut

       CONTENTS


 2     Dear Shareholder
 4     Answering Your Questions
 6     Connecticut Overview
 9     Financial Section
31     Shareholder Meeting Results
35     Shareholder Information
36     Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger



It is my pleasure to report to you on the performance of the Nuveen Flagship Connecticut Municipal Bond Fund and to welcome new investors to our family of investments. The fund rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the fund added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen Flagship Connecticut Municipal Bond Fund's A shares were receiving dividends providing an annualized tax-free current yield on net asset value of 4.81%. To receive this yield on an after-tax basis, investors in the 39% federal and state income tax bracket would have had to receive 7.89% from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array of tax-free investment solutions for their personal portfolios. As we increase our product offerings,

"Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you."



we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TED NIELD APPEARS HERE]

Ted Neild, Vice President and Senior Portfolio Manager of Nuveen Advisory Corp., talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.



WHAT KEY ECONOMIC FACTORS AFFECTED
THESE FUNDS DURING THE PAST YEAR?

In the last 12 months, the bond market - despite some fluctuations - was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

GIVEN THIS MARKET ENVIRONMENT,
HOW DID THE FUND PERFORM?

The Connecticut Municipal Bond Fund rewarded Class A investors with a solid total return on net asset value for the period, recording price changes and reinvested dividends of 5.46%. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve the fund's portfolio. For example, we were able to enhance the durability of the fund's dividend by purchasing bonds with longer call protection. These bonds were less in demand as interest rates began to rise in

1996, creating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

WHAT IS THE CURRENT STATUS OF CONNECTICUT'S ECONOMY?

Connecticut is in the midst of a slow economic recovery from a recession that began in 1989 and ended in late 1992. Statistics show that the state has recovered almost 40% of its recessionary employment loss with small business fueling much of the growth in the services, wholesale, and retail trade industries. The recovery has helped improve financial performance for two of the State's largest metro areas (Bridgeport and New Haven), while the City of Hartford continues to battle budget pressures. Governor Rowland's recommended budget for 1998 anticipates significant income tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. Generally speaking, the outlook for the State's economy is favorable.

WHAT IS THE CURRENT ECONOMIC OUTLOOK?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that - in combination with the attractive yields currently available - increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.



"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."

Connecticut
Overview


Credit Quality

[PIE CHART APPEAR HERE]

BBB 16%
A   20%
AA  17%
NR   3%
AAA 44%


Diversification

[PIE CHART APPEAR HERE]

Housing Facilities         9%
Educational Facilities    18%
Escrowed Bonds             8%
Other                     18%
General Obligation Bonds  10%
Pollution Control          3%
Health Care Facilities    34%


FUND HIGHLIGHTS
----------------------------------------------------------------------
SHARE CLASS                       A          B          C          R
Inception Date                   7/87       2/97      10/93       2/97
Net Asset Value (NAV)          $10.51     $10.51     $10.49     $10.51
----------------------------------------------------------------------

----------------------------------------------------------------------
Total Net Assets ($000)                                       $217,061
Average Weighted Maturity (years)                                 19.5
Duration (years)                                                   7.4
----------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (1)
----------------------------------------------------------------------
SHARE CLASS        A(NAV)   A(OFFER)     B         C         R
1-Year             5.47%     1.04%     4.87%     4.89%     5.46%
5-Year             7.06%     6.15%     6.47%     6.43%     7.06%
Inception          7.38%     6.91%     6.80%     6.77%     7.38%
----------------------------------------------------------------------


TAX-FREE YIELDS
----------------------------------------------------------------------
SHARE CLASS            A(NAV)   A(OFFER)     B         C         R
Dist Rate              5.31%     5.09%     4.57%     4.78%     5.51%
SEC 30-Day Yld         4.81%     4.61%     4.07%     4.27%     5.02%
Taxable Equiv Yld(2)   7.89%     7.56%     6.67%     7.00%     8.23%
----------------------------------------------------------------------

1 Class A Share returns are actual. Class B, C and R Share returns are actual for the period since class inception; returns prior to class inception are Class A Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 39%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                             Nuveen Flagship Connecticut Municipal Bond Fund
                                             February 28, 1997 Annual Report



* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.



Index Comparison*

[GRAPH CHART APPEARS HERE]

[PLOT POINTS TO COME]

Lehman Brothers Municipal Bond Index                     $21,457
Nuveen Flagship Connecticut Municipal Bond Fund (NAV)    $19,859
Nuveen Flagship Connecticut Municipal Bond Fund (Offer)  $19,025


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

[PLOT POINTS TO COME]

Financial Section

       CONTENTS

10     Portfolio of Investments
19     Statement of Net Assets
20     Statement of Operations
21     Statement of Changes in Net Assets
22     Notes to Financial Statements
28     Financial Highlights
30     Report of Independent Public Accountants

Portfolio of Investments
Nuveen Flagship Connecticut

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $8,000,000     Bristol Resource Recovery Facility, Operating Committee,      7/05 at 102           A          $8,453,760
                          Solid Waste Revenue Refunding Bonds, Series 1995,
                          6.500%, 7/01/14

        325,000     Town of Canterbury, Connecticut, General Obligation           No Opt. Call          A             382,187
                          Bonds, Series 1989, 7.200%, 5/01/09

      2,800,000     State of Connecticut, General Obligation Capital              No Opt. Call        AA-           1,272,740
                          Appreciation Bonds, College Savings Plan,
                          1991 Series B, 0.000%, 12/15/11

      1,000,000     State of Connecticut, General Obligation Capital              No Opt. Call        AA-             531,020
                          Appreciation Bonds, College Savings
                          Plan, 1990 Series A, 0.000%, 5/15/09

      3,000,000     State of Connecticut, General Obligation Capital              No Opt. Call        AA-           1,400,460
                          Appreciation Bonds, College Savings
                          Plan, 1993 Series A, 0.000%, 6/15/11

      3,200,000     State of Connecticut Health and Educational Facilities         7/03 at 100        AAA           3,621,440
                          Authority, Series 1988,
                          8.000%, 7/01/18 (Pre-refunded to 7/01/03)

        100,000     State of Connecticut Health and Educational Facilities         7/98 at 102        Baa             104,485
                          Authority, St. Mary's, Series 1988, 7.600%, 7/01/03

      2,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AA-           2,096,660
                          Authority Revenue Bonds, Nursing Home Program Issue,
                          Series 1994, (St. Camillus Health Center
                          Project), 6.250%, 11/01/18

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Greenwich Academy Issue,
                    Series A:
      1,000,000           5.700%, 3/01/16                                          3/06 at 101        AAA           1,005,270
      2,000,000           5.750%, 3/01/26                                          3/06 at 101        AAA           2,007,260

      1,300,000     State of Connecticut Health and Educational Facilities        No Opt. Call        AAA           1,559,441
                          Authority Revenue Bonds, Johnson Evergreen
                          Corporation Issue, Series A, (Lutheran General Parkside
                          Lodge), Series 1989, 7.375%, 7/01/19

        250,000     State of Connecticut Health and Educational Facilities         7/99 at 102        BBB+            258,220
                          Authority, Fairfield, Series F, 6.900%, 7/01/14

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Quinnipiac College, Series D:
      1,800,000           5.625%, 7/01/03                                         No Opt. Call        BBB-          1,820,394
        500,000           6.000%, 7/01/13                                          7/03 at 102        BBB-            492,035
      8,285,000           6.000%, 7/01/23                                          7/03 at 103        BBB-          7,982,100

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $2,600,000     State of Connecticut Health and Educational Facilities         7/00 at 102        AAA          $2,831,036
                          Authority Revenue Bonds, Bristol Hospital Issue,
                          Series A, 7.000%, 7/01/20

      1,000,000     State of Connecticut Health and Educational Facilities        No Opt. Call        N/R           1,103,620
                          Authority Revenue Bonds, The Taft School Issue,
                          Series A, 7.375%, 7/01/20

        190,000     State of Connecticut Health and Educational Facilities         7/00 at 102        Baa1            199,164
                          Authority Revenue Bonds, St. Mary's Hospital Issue,
                          Series C, 7.375%, 7/01/20

      5,500,000     State of Connecticut Health and Educational Facilities        No Opt. Call        AAA           6,071,615
                          Authority Revenue Bonds, Yale - New Haven Hospital
                          Issue, Series F, 7.100%, 7/01/25

      1,750,000     State of Connecticut Health and Educational Facilities         7/00 at 102        AAA           1,895,863
                          Authority Revenue Bonds, Waterbury Hospital Issue,
                          Series B, 7.000%, 7/01/20

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Sacred Heart University
                    Issue, Series B:
      1,500,000           5.500%, 7/01/09                                          7/03 at 102        BBB-          1,433,250
        500,000           5.700%, 7/01/16                                          7/03 at 102        BBB-            469,600
      2,200,000           5.800%, 7/01/23                                          7/03 at 102        BBB-          2,055,262

        900,000     State of Connecticut Health and Educational Facilities         7/01 at 102        AAA             969,615
                          Authority Revenue Bonds, Hospital of Saint Raphael
                          Issue, 6.625%, 7/01/14

      3,500,000     State of Connecticut Health and Educational Facilities         7/02 at 102        AAA           3,700,830
                          Authority Revenue Bonds, Middlesex Hospital Issue,
                          6.250%, 7/01/12

      2,000,000     State of Connecticut Health and Educational Facilities         7/02 at 102        AAA           2,168,020
                          Authority Revenue Bonds, Bridgeport Hospital Issue,
                          Series A, 6.625%, 7/01/18

      4,200,000     State of Connecticut Health and Educational Facilities         7/04 at 102        AAA           4,300,590
                          Authority Revenue Bonds, New Britain General
                          Hospital Issue, Series B, 6.000%, 7/01/24

      2,000,000     State of Connecticut Health and Educational Facilities         5/02 at 102        AAA           2,020,660
                          Authority Revenue Bonds, Yale-New Haven Hospital,
                          (Yale University), Series G, 5.929%, 6/10/30

      1,100,000     State of Connecticut Health and Educational Facilities         7/02 at 102        A-            1,109,306
                          Authority Revenue Bonds, Ed Backus Hospital Issue,
                          6.000%, 7/01/12

Portfolio of Investments
Nuveen Flagship Connecticut - continued

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $4,000,000     State of Connecticut Health and Educational Facilities         7/04 at 102        AAA          $4,181,880
                          Authority Revenue Bonds, Nursing Home Program Issue,
                          Series 1994 (Sharon Health Care Project),
                          6.125%, 7/01/24

      4,555,000     Connecticut Higher Education Supplemental Loan                11/01 at 102        A             4,893,749
                          Authority Revenue Bonds, Series A 1991,
                          7.200%, 11/15/10

                    Connecticut Higher Education Supplemental Loan Authority
                    Revenue Bonds (Family Education Loan Program), 1994  Series A:
      1,845,000           6.300%, 11/15/10                                        11/04 at 102        A1            1,909,114
      1,385,000           6.350%, 11/15/11                                        11/04 at 102        A1            1,438,212

        710,000     Connecticut Housing Finance Authority, Housing Mortgage       11/01 at 102        AA              739,728
                          Finance Program Bonds, 1991 Series A,
                          7.200%, 11/15/08

        850,000     Connecticut Housing Finance Authority, Housing Mortgage       11/02 at 102        AA              881,969
                          Finance Program Bonds, 1991 Series C,
                          6.700%, 11/15/22

      2,250,000     Connecticut Housing Finance Authority, Housing Mortgage        5/03 at 102        AA            2,300,535
                          Finance Program Bonds, 1993 Series A,
                          6.200%, 5/15/14

         25,000     Connecticut Housing Finance Authority, Housing Mortgage       11/00 at 102        AA               25,150
                          Finance Program Bonds, 1990 Series B,
                          7.550%, 11/15/08

      3,750,000     Connecticut Housing Finance Authority, Housing Mortgage        5/04 at 102        AA            3,818,325
                          Finance Program Bonds, 1994 Series A,
                          6.100%, 5/15/17

      1,265,000     Connecticut Housing Finance Authority, Housing Mortgage        5/04 at 102        AA            1,324,872
                          Finance Program Bonds, Series 1994, 6.750%, 5/15/22

      1,500,000     Connecticut Housing Finance Authority, Housing Mortgage        5/05 at 102        AA            1,529,520
                         Finance Program Bonds, 1995 Series A1,
                         6.100%, 5/01/17

      1,000,000     Connecticut Housing Finance Authority, Housing Mortgage       11/05 at 102        AA            1,016,490
                         Finance Program Bonds, 1995 Series A1,
                         6.000%, 5/15/17

      1,500,000     Connecticut Housing Finance Authority, Housing Mortgage        5/06 at 102        AA            1,526,730
                         Finance Program Bonds, 6.050%, 5/15/18

      5,000,000     Connecticut State Housing Finance Authority, Series 1996,     11/06 at 102        AA            5,053,500
                         6.150%, 11/15/27

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $2,000,000     State of Connecticut Health and Educational Facilities     7/04 at 101 1/2        AAA          $2,075,500
                         Authority Revenue Bonds, The Loomis Chaffee School
                         Issue, Series B, 6.000%, 7/01/25

      1,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           1,062,920
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (New Horizons Village Project), Series 1994,
                         6.250%, 11/01/21

      5,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           5,326,250
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (St. Joseph's Manor Project), Series 1994,
                         6.250%, 11/01/16

      3,695,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           3,927,489
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (St. Camillus Health Center), Series 1994, 6.250%,
                         11/01/18

      3,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           3,188,760
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (Jewish Nursing Home Program), Series 1994, 6.250%,
                         11/01/20

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Nursing Home Program Issue
                    (Highland View), Series 1994:
      1,500,000          7.200%, 11/01/10                                         11/04 at 102        AAA           1,691,130
      4,200,000          7.500%, 11/01/16                                         11/04 at 102        AAA           4,813,578

      1,100,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           1,240,162
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (Wadsworth), Series 1994, 7.200%, 11/01/10

      1,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           1,146,090
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (Wadsworth Glen), Series 1994, 7.500%, 11/01/16

      2,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           2,246,860
                         Authority Revenue Bonds, Nursing Home Program Issue,
                         Series 1994, 7.125%, 11/01/24

      2,500,000     State of Connecticut Health and Educational Facilities         7/05 at 101        AAA           2,419,650
                         Authority Revenue Bonds, Kent School Issue,
                         Series B, 5.400%, 7/01/23

      2,240,000     State of Connecticut Health and Educational Facilities        11/05 at 102        AAA           2,148,586
                         Authority Revenue Bonds, Connecticut State University,
                         5.125%, 11/01/15

Portfolio of Investments
Nuveen Flagship Connecticut - continued

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $1,645,000     State of Connecticut Health and Educational Facilities         7/06 at 102        AAA          $1,583,822
                         Authority Revenue Bonds, Day Kimball Hospital Issue,
                         Series A, 5.375%, 7/01/26

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Greenwich Hospital Issue, Series A:
      3,000,000          5.750%, 7/01/16                                           7/06 at 102        AAA           3,008,400
      1,500,000          5.800%, 7/01/26                                           7/06 at 102        AAA           1,502,955

      4,115,000     State of Connecticut Health and Educational Facilities        11/06 at 102        AA-           4,119,815
                         Authority Revenue Bonds, Nursing Home
                         Program Issue (Abbott Terrace Health Center Project),
                         Series A, 5.750%, 11/01/13

      4,365,000     State of Connecticut Health and Educational Facilities        11/06 at 102        AA-           4,569,107
                         Authority Revenue Bonds, Nursing Home
                         Program Issue (Park Fairfield Health Center), Series
                         1996, 6.250%, 11/01/21

      1,600,000     State of Connecticut Health and Educational Facilities         7/06 at 102        AAA           1,629,712
                         Authority Revenue Bonds, Trinity College Issue,
                         Series E, 5.875%, 7/01/26

      3,000,000     State of Connecticut Health and Educational Facilities         7/06 at 102        AAA           2,985,120
                         Authority Revenue Bonds, 5.700%, 7/01/25

      1,435,000     State of Connecticut Health and Educational Facilities         7/06 at 101        AAA           1,397,202
                         Authority Revenue Bonds, The Loomis Chaffee School,
                         5.500%, 7/01/26

        180,000     State of Connecticut Health and Educational Facilities         1/01 at 102        AAA             199,847
                         Authority Revenue Bonds, Capital Loan Program,
                         7.000%, 1/01/20 (Pre-refunded 1/01/01)

        320,000     State of Connecticut Health and Educational Facilities         1/01 at 102        AAA             349,206
                         Authority Revenue Bonds, Capital Loan Program,
                         7.000%, 1/01/20

                    Connecticut Resources Recovery Authority, Bridgeport
                    System Bonds:
        170,000          7.500%, 1/01/04                                           1/03 at 100        A               175,532
      3,085,000          7.625%, 1/01/09                                           1/03 at 100        A             3,187,484

      1,180,000     Connecticut Resources Recovery Authority, Wallingford     11/97 at 101 1/2        AA            1,216,674
                         Vicon Resource Recovery System, Series 1986,
                         7.125%, 11/15/08

        400,000     Connecticut Resources Recovery Authority Revenue              11/01 at 102        A               430,644
                         Bonds, Wallingford Resource Recovery Project,
                         Series 1991, 6.750%, 11/15/03

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $  500,000     Connecticut Resources Recovery Authority Revenue Bonds,       11/01 at 102        A            $  536,730
                         Wallingford Resource Recovery Project, Series 1991,
                         6.800%, 11/15/04

      5,250,000     Connecticut Resources Recovery Authority Revenue              11/02 at 102        A             5,441,730
                         Bonds, American Fuel, Series 1992,
                         6.450%, 11/15/22

      1,150,000     State of Connecticut Special Tax Obligation Bonds             No Opt. Call        AA-           1,256,490
                         Transportation Infrastructure Purposes,
                         1992 Series B, 6.125%, 9/01/12

        770,000     Connecticut Development Authority, Water Facilities            6/00 at 102        A+              827,219
                         Revenue Bonds (Bridgeport Hydraulic),
                         Series 1990, 7.250%, 6/01/20

      2,000,000     Connecticut Development Authority, Water Facilities           12/03 at 102        AAA           2,213,540
                         Revenue Refunding Bonds (The Connecticut Water
                         Company Project - 1993 Series), 6.650%, 12/15/20

      1,750,000     Connecticut Development Authority, Water Facilities            4/07 at 102        A+            1,772,453
                         Revenue Bonds, Stamford Water Company,
                         Series 1997, 6.150%, 4/01/35

      7,000,000     Connecticut Development Authority Health Care Project          9/02 at 102        A2            7,437,290
                         Refunding Bonds (Duncaster, Inc. Project - 1992 Series),
                         6.750%, 9/01/15

      2,250,000     Connecticut Development Authority, Solid Waste Disposal        7/05 at 102        AAA           2,568,038
                         Facilities Revenue Bonds (Pfizer Inc. Project - 1994 Series),
                         7.000%, 7/01/25

      1,000,000     State of Connecticut Clean Water Fund Revenue Bonds,           1/01 at 102        Aaa           1,103,140
                         1991 Series, 7.000%, 1/01/11

      1,000,000     State of Connecticut Clean Water Fund Revenue Bonds,           6/04 at 102        Aaa           1,016,000
                         1994 Series, 5.800%, 6/01/16

     11,165,000     Eastern Connecticut Resource Recovery Authority Solid          1/03 at 102        BBB+         10,385,683
                         Waste Revenue Bonds (Wheelabrator Lisbon Project),
                         Series 1993, 5.500%, 1/01/20

                    Town of Glastonbury, Connecticut, General Obligation
                    Bonds, Issue of 1988:
        200,000          7.200%, 8/15/06                                          No Opt. Call        Aa1             236,814
        200,000          7.200%, 8/15/07                                          No Opt. Call        Aa1             238,482
        200,000          7.200%, 8/15/08                                          No Opt. Call        Aa1             239,296

Portfolio of Investments
Nuveen Flagship Connecticut - continued

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
                    Town of Griswold, Connecticut, General Obligation
                    Bonds, Issue of 1989:
    $   200,000          7.500%, 4/01/02                                          No Opt. Call        AAA         $   228,662
        200,000          7.500%, 4/01/03                                          No Opt. Call        AAA             232,456
        200,000          7.500%, 4/01/04                                          No Opt. Call        AAA             235,542
        150,000          7.500%, 4/01/05                                          No Opt. Call        AAA             178,659

        340,000     Town of Middletown, Connecticut, General Obligation           No Opt. Call        AA              391,037
                         Bonds, Issue of 1990, 6.900%, 4/15/06

      1,500,000     New Britain, Connecticut, Senior Citizens Housing              1/02 at 102        AAA           1,561,515
                         Development Corporation, Mortgage Revenue
                         Refunding Bonds, Series 1992, 6.875%, 7/01/24

      3,105,000     City of New Haven, Connecticut, General Obligation             8/01 at 102        BBB           3,511,600
                         Bonds, Issue of 1991, 7.400%, 8/15/11

      1,000,000     City of New Haven, Connecticut, General Obligation            No Opt. Call        BBB           1,143,490
                         Bonds, Series 1992 A, 9.250%, 3/01/02

      1,000,000     City of New Haven, Connecticut, General Obligation             3/02 at 102        BBB           1,138,700
                         Bonds, Series 1992 A, 7.400%, 3/01/12

      1,250,000     City of New Haven, Connecticut, General Obligation             2/05 at 102        AAA           1,290,638
                         Bonds, Series 1995, 5.750%, 2/15/14

                    City of New Haven, Connecticut, Facility Revenue
                    Bonds, Easter Seal, Series 1991:
        405,000          8.500%, 4/01/01                                          No Opt. Call        N/R             423,521
        995,000          8.875%, 4/01/16                                           4/01 at 102        N/R           1,056,073

                    City of New London, Connecticut, General Obligation
                    Bonds, Series 1988:
        120,000          7.300%, 12/01/05                                         No Opt. Call        A+              141,950
        100,000          7.300%, 12/01/07                                         No Opt. Call        A+              119,873

                    Town of Old Saybrook, Connecticut, General Obligation
                    Bonds, Series 1989:
        160,000          7.400%, 5/01/08                                          No Opt. Call        A               191,205
        160,000          7.400%, 5/01/09                                          No Opt. Call        A               191,619

                    Town of Old Saybrook, Connecticut, General Obligation
                    Bonds, Series 1991:
        275,000          6.500%, 2/15/10                                          No Opt. Call        AAA             310,767
        270,000          6.500%, 2/15/11                                          No Opt. Call        AAA             305,540

        925,000     Town of Oxford, Connecticut, General Obligation Bonds,         2/00 at 102        AAA           1,001,396
                         Series 1990, 7.000%, 2/01/09

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
                    Town of Plainfield, Connecticut, General Obligation Bonds,
                    Series 1991:
    $   225,000          7.000%, 9/01/00                                          No Opt. Call        A           $   239,166
        100,000          7.000%, 9/01/01                                          No Opt. Call        A               107,110
        100,000          7.100%, 9/01/02                                           9/01 at 102        A               108,452
        310,000          7.100%, 9/01/03                                           9/01 at 102        A               334,936
        100,000          7.200%, 9/01/04                                           9/01 at 102        A               107,898
        335,000          7.250%, 9/01/06                                           9/01 at 102        A               371,669
        335,000          7.300%, 9/01/08                                           9/01 at 102        A               370,188
        155,000          7.300%, 9/01/10                                           9/01 at 102        A               169,965

      1,130,000     Town of Stratford, Connecticut, General Obligation Bonds,      3/01 at 102        N/R           1,263,995
                         Issue of 1992, 7.300%, 3/01/12 (Pre-refunded to 3/01/01)

      1,380,000     City of Torrington, Connecticut, General Obligation Bonds,     5/02 at 102        AAA           1,484,007
                         Series 1992, 6.400%, 5/15/02

                    City of Waterbury, Connecticut, General Obligation Bonds,
                    Series 1992:
        535,000          7.250%, 3/01/01 (Pre-refunded to 3/01/01)                 3/01 at 102        N/R             598,515
        535,000          7.250%, 3/01/02                                          No Opt. Call        BBB-            579,341
        785,000          7.300%, 3/01/05 (Pre-refunded to 3/01/01)                 3/01 at 102        N/R             879,624
        780,000          7.400%, 3/01/06 (Pre-refunded to 3/01/01)                 3/01 at 102        N/R             876,853

                    Town of Winchester, Connecticut, General Obligation Bonds,
                    Series 1990:
        140,000          6.750%, 4/15/06                                          No Opt. Call        A1              159,814
        140,000          6.750%, 4/15/07                                          No Opt. Call        A1              160,901
        140,000          6.750%, 4/15/08                                          No Opt. Call        A1              161,291
        140,000          6.750%, 4/15/09                                          No Opt. Call        A1              161,451
        140,000          6.750%, 4/15/10                                          No Opt. Call        A1              161,392

        725,000     Town of Woodstock, Connecticut, Special Obligation Bonds,      3/00 at 103        AAA             790,423
                         Series 1990, 6.900%, 3/01/06

      2,000,000     Puerto Rico Highway and Transportation Authority,          7/06 at 101 1/2        A             1,919,780
                         5.500%, 7/01/26

      3,475,000     Puerto Rico Infrastructure, 7.750%, 7/01/08                    7/98 at 102        BBB+          3,702,820
-----------------------------------------------------------------------------------------------------------------------------
   $209,860,000     Total Investments - (cost $203,024,955) - 99.2%                                               215,234,911
-----------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.8%                                                            1,825,817
                    ---------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                            $217,060,728
                    ---------------------------------------------------------------------------------------------------------

Portfolio of Investments
Nuveen Flagship Connecticut - continued


     Summary of Ratings** - Portfolio of Investments
               Standard                            Number of     Market     Market
               & Poor's                Moody's     Securities     Value    Percent
     ------------------------------------------------------------------------------
                    AAA                    Aaa         48     $ 94,797,082     44%
           AA+, AA, AA-      Aa1, Aa, Aa2, Aa3         22       35,785,414     17
                     A+                     A1         11        7,013,670      3
                  A, A-              A, A2, A3         21       36,160,400     17
        BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3         15       35,276,144     16
              Non-rated              Non-rated          7        6,202,201      3
     ------------------------------------------------------------------------------
     Total                                            124     $215,234,911    100%
     ------------------------------------------------------------------------------

     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

    N/R - Investment is not rated.

See accompanying notes to financial statements.

Statement of Net Assets              Nuveen Flagship Municipal Bond Fund
February 28, 1997                        February 28, 1997 Annual Report

                                      Nuveen Flagship
                                          Connecticut
-----------------------------------------------------
ASSETS
Investments in municipal securities,
 at market value (note 1)               $215,234,911
Receivables:
 Interest                                  3,346,992
 Shares sold                                  27,307
 Investments sold                            969,082
Other assets                                  15,359
-----------------------------------------------------
  Total assets                           219,593,651
-----------------------------------------------------
LIABILITIES
Cash overdraft                             1,336,039
Payable for shares redeemed                   76,543
Accrued expenses:
 Management fees (note 6)                     58,237
 Other                                        98,655
Dividends payable                            963,449
-----------------------------------------------------
  Total liabilities                        2,532,923
-----------------------------------------------------
Net assets (note 7)                     $217,060,728
-----------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                              $209,872,528
Shares outstanding                        19,973,357
Net asset value and redemption
 price per share                        $      10.51
Offering price per share (net asset
 value per share plus
 maximum sales charge of 4.20%
 of offering price)                     $      10.97
-----------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                              $    101,625
Shares outstanding                             9,669
Net asset value, offering and
 redemption price per share             $      10.51
-----------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                              $  7,086,525
Shares outstanding                           675,343
Net asset value, offering and
 redemption price per share             $      10.49
-----------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                              $         50
Shares outstanding                                 5
Net asset value, offering and
 redemption price per share             $      10.51
-----------------------------------------------------

          See accompanying notes to financial statements.

Statement of Operations
Nine months ended February 28, 1997

                                                 Nuveen Flagship
                                                     Connecticut
----------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                  $ 9,919,446

EXPENSES
 Management fees (note 6)                                807,840
 12b-1 service fees D Class A (notes 1 and 6)            586,511
 12b-1 distribution and service fees D Class B
  (notes 1 and 6)                                             16
 12b-1 distribution and service fees D Class C
  (notes 1 and 6)                                         49,392
 Shareholders' servicing agent fees and expenses          93,300
 Custodian's fees and expenses                            72,290
 Trustees' fees and expenses (note 6)                      4,021
 Professional fees                                        16,380
 Shareholders' reports - printing and mailing expenses    12,135
 Federal and state registration fees                       6,830
 Other expenses                                            5,988
----------------------------------------------------------------
  Total expenses before expense reimbursement          1,654,703
 Expense reimbursement from investment adviser
  (note 6)                                              (367,429)
----------------------------------------------------------------
Net expenses                                           1,287,274
----------------------------------------------------------------
Net investment income                                  8,632,172
----------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
Net realized gain from investment transactions
 (notes 1 and 4)                                         576,956
Net change in unrealized appreciation or
 depreciation of investments                           5,149,171
----------------------------------------------------------------
Net gain from investments                              5,726,127
----------------------------------------------------------------
Net increase in net assets from operations           $14,358,299
----------------------------------------------------------------

20
          See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS   Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

                                      Nuveen Flagship            Flagship
                                          Connecticut*        Connecticut
                            ---------------------------------------------
                            Nine months ended 2/28/97  Year ended 5/31/96
-------------------------------------------------------------------------
OPERATIONS
Net investment income                      $8,632,172         $11,632,542
Net realized gain from investment
  transactions (notes 1 and 4)                576,956             951,483
Net change in unrealized appreciation
  or depreciation of investments            5,149,171          (3,913,226)
-------------------------------------------------------------------------
Net increase in net assets from
  operations                               14,358,299           8,670,799
-------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                  (8,367,067)        (11,371,201)
  Class B                                         (76)                N/A
  Class C                                    (258,509)           (327,137)
  Class R                                          --                 N/A
-------------------------------------------------------------------------
Decrease in net assets from distributions
to shareholders                            (8,625,652)        (11,698,338)
-------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares           13,422,621          17,698,654
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                             4,748,942           6,666,728
-------------------------------------------------------------------------
                                           18,171,563          24,365,382
-------------------------------------------------------------------------
Cost of shares redeemed                   (16,305,341)        (20,622,363)
-------------------------------------------------------------------------
Net increase in net assets
 from Fund share transactions               1,866,222           3,743,019
-------------------------------------------------------------------------
Net increase in net assets                  7,598,869             715,480
Net assets at the beginning of period     209,461,859         208,746,379
-------------------------------------------------------------------------
Net assets at the end of period          $217,060,728        $209,461,859
-------------------------------------------------------------------------
Balance of undistributed net investment
income at end of period                  $      6,520        $         --
-------------------------------------------------------------------------

*     Information represents eight months of Flagship
      Connecticut and one month of Nuveen Flagship Connecticut
      (see note 1 of the Notes to Financial Statements).
N/A - Flagship Connecticut was not authorized to issue
      Class B and Class R Shares (see note 1 of the Notes to
      Financial Statements).

21
          See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut
Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, the Flagship
Connecticut Double Tax-Exempt Fund ("Flagship Connecticut") was reorganized into the Trust and renamed Nuveen Flagship Connecticut Municipal Bond Fund. Flagship Connecticut had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

The Fund seeks to provide high double tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds whose income is exempt from regular federal and state income taxes.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. At February 28, 1997, there were no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Connecticut was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over- distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investments transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Connecticut state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the period ended February 28, 1997, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program

The Fund offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares, which were first offered for sale on February 1, 1997, are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") up to 5% depending on the length of time the shares are held (CDSC declines to 0% at the end of six years). Class C Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares, which were first offered for sale on February 1, 1997, are not subject to any sales charge on purchases or 12b- 1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar charac-

NOTES TO FINANCIAL STATEMENTS

teristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period ended February 28, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES

Transactions in Fund shares were as follows:

                        Nuveen Flagship            Flagship
                         Connecticut*             Connecticut
                     ----------------------------------------------
                      Nine months ended            Year ended
                           2/28/97                   5/31/96
                     ----------------------------------------------
                     Shares        Amount      Shares        Amount
-------------------------------------------------------------------
Shares sold:

 Class A          1,140,128  $ 11,872,759   1,453,108  $ 15,066,282
 Class B              9,669       102,050         N/A           N/A
 Class C            139,474     1,447,762     253,267     2,632,372
 Class R                  5            50         N/A           N/A

Shares issued to shareholders due to
 reinvestment of distributions:

 Class A            442,768     4,597,336     624,317     6,491,833
 Class B                  -             -         N/A           N/A
 Class C             14,628       151,60      616,838       174,895
 Class R                  -            -          N/A           N/A
-------------------------------------------------------------------
                  1,746,672    18,171,563   2,346,530    24,365,382
-------------------------------------------------------------------
Shares redeemed:

 Class A         (1,378,317)  (14,350,628) (1,889,024)  (19,630,307)
 Class B                  -             -         N/A           N/A
 Class C           (187,749)   (1,954,713)    (95,257)     (992,056)
 Class R                  -             -         N/A           N/A
-------------------------------------------------------------------
                 (1,566,066)  (16,305,341) (1,984,281)  (20,622,363)
-------------------------------------------------------------------
Net increase        180,606  $  1,866,222     362,249  $  3,743,019
-------------------------------------------------------------------

*     Information represents 8 months of Flagship
      Connecticut and 1 month of Nuveen Flagship Connecticut
      (see note1).
N/A - Flagship Connecticut was not authorized to issue
      Class B Shares and Class R Shares (see note 1).

                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

3. DISTRIBUTIONS TO SHAREHOLDERS

On March 7, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                              Connecticut
---------------------------------------------------------
Dividend per share:
 Class A                                         $ .0465
 Class B                                           .0400
 Class C                                           .0418
 Class R                                           .0482
---------------------------------------------------------

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the nine months (8 months of Flagship Connecticut and 1 month of Nuveen Flagship Connecticut D see note 1) ended February 28, 1997, aggregated $44,342,792 and $42,098,112, respectively.

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund. The Fund had unused capital loss carryforwards of $1,022,275 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire on February 28, 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At February 28, 1997, net unrealized appreciation aggregated
$12,209,956, of which $12,363,825 related to appreciated securities and $153,869 related to depreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                   MANAGEMENT FEE
--------------------------------------------------------------
For the first $125 million                         .5500 of 1%
For the next $125 million                          .5375 of 1
For the next $250 million                          .5250 of 1
For the next $500 million                          .5125 of 1
For the next $1 billion                            .5000 of 1
For net assets over $2 billion                     .4750 of 1
--------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the nine months ended February 28,1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected sales charges of approximately $126,700 on Class A share purchases, of which approximately $109,100 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period February 10, 1997, to February 28, 1997, for Class B shares and during the nine months ended February 28, 1997, for Class C shares, the Distributor and its predecessor compensated authorized dealers directly with approximately $19,300 in commission advances at the time of share purchase. Class B and Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. During the nine months ended Feburary 29, 1997, the Distributor and its predecessor collected and retained approximately $1,000 in such CDSC to compensate for commissions advanced to authorized dealers. Additionally, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B shares, and all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. During the nine months ended February 28, 1997, the Distributor and its predecessor retained approximately $21,800 in such 12b-1 service and distribution fees on Class B and C shares.

7. COMPOSITION OF NET ASSETS

                                                  Nuveen Flagship
                                                      Connecticut
-----------------------------------------------------------------
Capital paid-in                                      $205,882,960
Balance of undistributed net investment income              6,520
Accumulated net realized gain (loss) from investment
transactions                                           (1,038,708)
Net unrealized appreciation of investments             12,209,956
-----------------------------------------------------------------
 Net assets                                          $217,060,728
-----------------------------------------------------------------

                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

8. INVESTMENT COMPOSITION

The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. The revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                      Nuveen Flagship
                                          Connecticut
-----------------------------------------------------
Revenue Bonds:
 Health Care Facilities                         34%
 Educational Facilities                          18
 Housing Facilities                               9
 Pollution Control                                3
  Other                                          18
General Obligation Bonds                         10
Escrowed Bonds                                    8
-----------------------------------------------------
                                                100%
-----------------------------------------------------

At February 28, 1997, 47% of the long-term and intermediate-term investments owned by the Fund are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:


                        Operating Performance        Less Distributions
                        ---------------------        ------------------



                                           Net
                     Net              realized and  Distributions                   Net       Total
                    asset              unrealized     from tax-                    asset      return
                    value       Net    gain (loss)    exempt net   Distributions   value      on net
Nuveen Flagship   beginning investment    from        investment   from capital    end of     asset
Connecticut       of period income(++) investments      income        gains        period     value(+)
--------------------------------------------------------------------------------------------------------
Class A
Nine months ended
2/28/97            $10.230    $.421      $ .279        $(.420)     $   --         $10.510      6.96%
Year ended 5/31,
 1996               10.380     .570       (.140)        (.580)         --          10.230      4.18
 1995               10.170     .580        .220         (.590)         --          10.380      8.21
 1994               10.660     .590       (.390)        (.600)      (.090)         10.170      1.70
 1993               10.050     .610        .610         (.610)         --          10.660     12.48
 1992                9.840     .630        .210         (.630)         --          10.050      8.81
 1991                9.640     .630        .200         (.630)         --           9.840      8.97
 1990                9.780     .630       (.130)        (.630)      (.010)          9.640      5.34
 1989                9.250     .630        .550         (.640)      (.010)          9.780     13.36
7/13/87 to 5/31/88   9.580     .540       (.310)        (.560)         --           9.250      3.09
Class B
2/10/97 to 2/28/97  10.530     .037       (.017)        (.040)         --          10.510       .19
Class C
Nine months ended
2/28/97             10.220     .378        .269         (.377)         --          10.490      6.43
Year ended 5/31,
 1996               10.360     .520       (.140)        (.520)         --          10.220      3.71
 1995               10.160     .530        .200         (.530)         --          10.360      7.53
10/4/93 to 5/11/94  11.060     .330       (.840)        (.330)      (.060)         10.160     (6.48)
Class R
2/24/97 to 2/28/97  10.550     .013       (.053)           --          --          10.510      (.38)

*  Annualized.

** Nuveen Flagship Connecticut information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut.

+ Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class B and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (see note 6 of the Notes to Financial Statements).


                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report


                                                        Ratios/Supplemental Data
                         -----------------------------------------------------------------------------
                                                        Ratio                     Ratio
                                                        of net                   of net
                                          Ratio of    investment    Ratio of   investment
                                          expenses     income to    expenses   income to
                                         to average     average    to average   average
                                         net assets   net assets   net assets  net assets
                           Net assets      before       before        after       after     Portfolio
                          end of period   reimburse-  reimburse-   reimburse-  reimburse-   turnover
                         (in thousands)      ment        ment         ment        ment        rate
                         -----------------------------------------------------------------------------
Class A
Nine months ended
2/28/97                     $ 209,873        1.02%*      5.18%*       .79%*      5.41%*        20%
Year ended 5/31,
 1996                         202,219        1.03        5.23         .74        5.52          24
 1995                         203,210        1.03        5.54         .73        5.84          25
 1994                         202,607        1.03        5.14         .65        5.52          30
 1993                         184,743        1.04        5.50         .66        5.88          19
 1992                         141,215        1.05        5.90         .65        6.30          18
 1991                         103,552        1.07        6.09         .67        6.49          19
 1990                          73,046        1.07        6.08         .60        6.55          31
 1989                          48,990        1.17        6.15         .70        6.62          33
7/13/87 to 5/31/88             25,609         .61*       6.47*        .54*       6.54*         71
Class B
2/10/97 to 2/28/97                102        1.59*       6.61*       1.12*       7.08*         20
Class C
Nine months ended
2/28/97                         7,087        1.57*       4.65*       1.34*       4.88*         20
Year ended 5/31,
 1996                           7,243        1.58        4.67        1.29        4.96          24
 1995                           5,536        1.58        4.97        1.28        5.27          25
10/4/93 to 5/11/94              4,360        1.77*       4.22*       1.22*       4.77*         30
Class R
2/24/97 to 2/28/97                 --          --       10.97*         --       10.97*         20


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MULTISTATE TRUST II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship Connecticut Municipal Bond Fund) (a Massachusetts business trust), including the portfolio of investments, as of February 28, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. The financial statements and financial highlights for the years ended May 31, 1996, and prior were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP
Chicago, Illinois
April 11, 1997

Nuveen Flagship Municipal Bond Fund              Shareholder Meeting Report
February 28, 1997 Annual Report                  Connecticut


                                               A SHARES  C SHARES
-----------------------------------------------------------------
ELECTION OF THE FUND'S
BOARD OF DIRECTORS
-----------------------------------------------------------------
 (A)  Bremner              For               14,760,862   502,501
                           Withhold             509,067    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (B)  Brown                For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (C)  Dean                 For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (D)  Impellizzeri         For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (E)  Rosenheim            For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (F)  Sawers               For               14,760,862   502,501
                           Withhold             509,067    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (G)  Schneider            For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (H)  Schwertfeger         For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
ADVISORY AGREEMENT         For               14,261,633   421,506
                           Against              350,786    31,898
                           Abstain              330,879        --
                           --------------------------------------
                           Total             14,943,298   453,404
-----------------------------------------------------------------
                           Broker Non Votes     326,631   100,944
-----------------------------------------------------------------
REORGANIZATION             For               10,555,248   314,856
                           Against              281,409    12,089
                           Abstain              270,720       978
                           --------------------------------------
                           Total             11,107,377   327,923
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   226,425
                           --------------------------------------

                                                 Shareholder Meeting Report
                                                 Connecticut - continued


                                               A SHARES    C SHARES
-------------------------------------------------------------------
INVESTMENT OBJECTIVE       For                10,327,901    318,667
                           Against               747,480      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
INVESTMENT ASSETS          For                10,182,362    318,667
                           Against               893,019      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
TYPE OF SECURITIES         For                10,342,616    318,667
                           Against               732,765      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
BORROWING                  For                10,148,203    318,667
                           Against               927,911      9,256
                           Abstain                31,263        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
PLEDGES                    For                10,339,661    318,667
                           Against               736,683      9,256
                           Abstain                31,033        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
SENIOR SECURITIES          For                10,340,011    318,667
                           Against               735,370      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
UNDERWRITING               For                10,346,058    318,667
                           Against               729,323      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
                           ----------------------------------------

                                   Nuveen Flagship Municipal Bond Fund
                                       February 28, 1997 Annual Report

                                               A SHARES  C SHARES
-----------------------------------------------------------------

REAL ESTATE                For               10,316,309   318,667
                           Against              754,104     9,256
                           Abstain               36,964       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
COMMODITIES                For               10,145,044   318,667
                           Against              927,479     9,256
                           Abstain               34,854       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
LOANS                      For               10,312,421   318,667
                           Against              760,102     9,256
                           Abstain               34,854       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
SHORT SALES/ MARGIN
PURCHASES                  For               10,298,827   318,667
                           Against              770,481     9,256
                           Abstain               38,069       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
PUT AND CALL OPTIONS       For               10,299,593   318,667
                           Against              766,645     9,256
                           Abstain               41,139       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
INDUSTRY CONCENTRATION     For               10,335,308   319,645
                           Against              736,858     9,256
                           Abstain               35,211        --
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
AFFILIATE PURCHASES        For               10,315,335   319,619
                           Against              755,871     8,304
                           Abstain               36,171       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
                           --------------------------------------

                                                 Shareholder Meeting Report
                                                 Connecticut - continued



                                               A SHARES   C SHARES
------------------------------------------------------------------
INVESTMENT COMPANIES       For                10,331,161   319,619
                           Against               743,636     8,304
                           Abstain                36,171       978
                           ---------------------------------------
                           Total              11,110,968   328,901
------------------------------------------------------------------
                           Broker Non Votes    4,158,961   225,447
------------------------------------------------------------------
DIV VS. NON-DIV            For                10,112,106   311,756
                           Against               656,662     9,490
                           Abstain               342,200     6,677
                           ---------------------------------------
                           Total              11,110,968   327,923
------------------------------------------------------------------
                           Broker Non Votes    4,158,961   226,425
------------------------------------------------------------------
12B-1 FEES                 For                14,006,396   432,274
                           Against               496,947    15,269
                           Abstain               439,947     5,861
                           ---------------------------------------
                           Total              14,943,297   453,404
------------------------------------------------------------------
                           Broker Non Votes      326,632   100,944
------------------------------------------------------------------

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report                  Shareholder Information


NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS(1)

STATE FUNDS

Alabama          Michigan
Arizona          Missouri
California(2)    New Jersey(3)
Colorado         New Mexico
Connecticut      New York2
Florida(3)       North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky(4)      South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts(2) Wisconsin

1. Long-term, insured long-term, intermediate-term and limited-term portfolios.
2. Long-term and insured long-term portfolios.
3. Long-term and intermediate-term portfolios.
4. Long-term and limited-term portfolios.



To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 225-8530.

FUND INFORMATION


BOARD OF DIRECTORS

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Margaret K. Rosenheim
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger

FUND MANAGER

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606




CUSTODIAN

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND DIVIDEND DISBURSING AGENT

Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, Massachusetts 02266-8509
(800) 225-8530

LEGAL COUNSEL

Fried, Frank, Harris, Shriver
     & Jacobson
Washington, D.C.

PUBLIC ACCOUNTANTS

Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.



NUVEEN
John Nuveen & Co. Incorporated 333 West Wacker Drive Chicago, IL  60606-1286






Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products - including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 414-7447 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


                                                               VAN-CT-2.97

NUVEEN
Municipal
Bond Funds


February 28, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

                                   [PHOTO OF COUPLE APPEARS HERE]

Massachusetts

                       Contents



                       2 Dear Shareholder

                       4 Answering Your Questions

                       6 Massachusetts Overview

                       8 Massachusetts Insured Overview

                      11 Financial Section

                      43 Shareholder Meeting Results

                      47 Shareholder Information

                      48 Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

It is my pleasure to report to you on the performance of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund, and to welcome new investors to our family of investments. Both of these funds rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the funds added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen Massachusetts Municipal Bond Fund's A shares were receiving tax-free dividends providing an annualized current yield on net asset value of 4.54%, while investors in the Nuveen Massachusetts Insured Municipal Bond Fund's A shares were receiving 4.18% annually. To receive these yields on an after-tax basis, investors in the 43.5% federal and state income tax bracket would have had to receive 8.04% and 7.40%, respectively, from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array

"Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you."


of tax-free investment solutions for their personal portfolios. As we increase our product offerings, we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TOM SPALDING APPEARS HERE]

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What key economic factors affected
these funds during the past year?
In the last 12 months, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

Given this market environment,
how did the funds perform?
Both the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund rewarded investors with total returns on net asset value for the period, recording price changes and reinvested dividends of 4.73% and 4.02%, respectively. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

What strategies did you employ to add value?
The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve fund portfolios. For example, we were able to enhance the durability of the funds' dividends by purchasing bonds with longer call protection. These bonds were less in demand as interest rates began to rise in 1996, cre-

"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."

ating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

What is the current status of Massachusett's municipal market?
In most sectors, the Massachusetts municipal market continues its rebound from the recession of the early 1990's. Mutual fund, biotechnology, computer, and consulting firms continue to be attracted to the Commonwealth, drawn by in part by its highly educated workforce, and by access to its numerous colleges and universities. Improvements in the economy have fueled improvements in the financial performance of the Commonwealth and many of its cities and towns.

Recent years have strained hospitals with lower reimbursement levels from Medicaid and Medicare, and managed care, which continues to grow rapidly in Massachusetts, is causing competitive pressures to escalate. To position themselves for the increasing competitive environment, many Massachusetts hospitals are consolidating and merging.

Deregulation of Massachusetts' electric utilities is imminent, and could bring with it potential for volatility. If restructuring legislation is passed without provisions for stranded cost recovery, Massachusetts Municipal Wholesale Electric Co. as well as the state's investor owned utilities, would be subject to competitive pressures that could harm their financial conditions. What is the current economic outlook?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that -- in combination with the attractive yields currently available -- increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.

Massachusetts
Overview


CREDIT QUALITY
[PIE CHART APPEARS HERE]

NR   2%
BBB 13%
A   26%
AA  12%
AAA 47%

DIVERSIFICATION
[PIE CHART APPEARS HERE]

Escrowed Bonds         25%
Housing Facilities     20%
Health Care Facilities 19%
Other                   2%
Educational Facilities 13%
General Obligations    21%

Fund Highlights
================================================================================
Share Class                                        A       B        C         R
Inception Date                                  9/94    3/97    10/94     12/86
Net Asset Value (NAV)                          $9.89     N/A    $9.83     $9.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $81,025
Average Weighted Maturity (years)                                         19.10
Duration (years)                                                            4.8
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)       B        C         R
1-Year                                4.73%     0.33%   4.00%    3.90%     4.99%
5-Year                                7.03%     6.11%   6.22%    6.18%     7.23%
10-Year                               6.42%     5.97%   5.65%    5.60%     6.66%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)       B        C         R
Dist Rate                             5.16%     4.94%   4.41%    4.64%     5.35%
SEC 30-Day Yld                        4.54%     4.35%   3.76%    3.96%     4.73%
Taxable Equiv Yld/2/                  8.04%     7.70%   6.65%    7.01%     8.37%
--------------------------------------------------------------------------------

/1/ Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

/2/ Based on the SEC yield and on a federal income tax rate of 43.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                        Nuveen Massachusetts Municipal Bond Fund
                                                 February 28, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

[GRAPH CHART APPEARS HERE]

[SET PLOT POINTS TO COME]

--Lehman Brothers Municipal Bond Index                      $20,863
--Nuveen Massachusetts Municipal Bond Fund (NAV)            $18,632
--Nuveen Massachusetts Municipal Bond Fund (Offer)          $17,850
Past performance is not predictive of future performance.


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

                             Massachusetts Insured
                             Overview


Credit Quality
[PIE CHART APPEARS HERE]

AA 1% A 3%
AAA 96%

Diversification
General Obligations 37%

Health Care Facilities 20%

Housing Facilities 2%

Educational Facilities 20%

Other 2%

Escrowed Bonds 19%

Fund Highlights
--------------------------------------------------------------------------------
Share Class                         A               B          C             R

Inception Date                   9/94            3/97       9/94         12/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)          $10.38             N/A     $10.35        $10.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                $65,493
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         17.9
--------------------------------------------------------------------------------
Duration (years)                                                           5.8
--------------------------------------------------------------------------------

Annualized Total Return/1/
--------------------------------------------------------------------------------
Share Class           A(NAV)    A(Offer)         B              C             R

1-Year                4.02%      -0.35%      3.18%          3.17%         4.16%
--------------------------------------------------------------------------------
5-year                6.72%      5.81%       5.98%          5.94%         6.99%
--------------------------------------------------------------------------------
10-year               6.60%      6.15%       5.86%          5.82%         6.87%
================================================================================

Tax-Free Yields
================================================================================
Share Class           A(NAV)    A(Offer)         B              C             R

Dist Rate             5.03%      4.82%       4.28%          4.46%         5.20%
--------------------------------------------------------------------------------
SEC 30-Day Yld        4.18%      4.00%       3.40%          3.60%         4.37%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/  7.40%      7.08%       6.02%          6.37%         7.73%
================================================================================

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 43.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                Nuveen Massachusetts Insured Municipal Bond Fund
                                                 February 28, 1997 Annual Report


Index Comparison*



[Graph Chart Appears Here]



---  Lehman Brothers Municipal Bond Index.                      $20,863
---  Nuveen Massachusetts Insured Municipal Bond Fund (NAV)     $18,954
---  Nuveen Massachusetts Insured Municipal Bond Fund (Offer)   $18,158


* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.



Dividend History (A Shares)



[Bar Chart Appears Here]

Financial Section


    Contents

12  Portfolio of Investments

26  Statement of Net Assets

27  Statement of Operations

28  Statement of Changes in Net Assets

30  Notes to Financial Statements

38  Financial Highlights

42  Report of Independent
    Public Accountants


                Portfolio of Investments
                Massachusetts


   Principal                                                                Optional Call                 Market
      Amount    Description                                                   Provisions*  Ratings**        Value
----------------------------------------------------------------------------------------------------------------
 $   250,000    Massachusetts Bay Transportation Authority, General           3/98 at 102       Aaa  $   265,028
                  Transportation System Bonds, 1988 Series A,
                  7.750%, 3/01/10 (Pre-refunded to 3/01/98)

   1,000,000    Massachusetts Bay Transportation Authority, General           3/01 at 102       Aaa    1,115,110
                  Transportation System Bonds, 1991 Series A,
                  7.000%, 3/01/11 (Pre-refunded to 3/01/01)

                Massachusetts Educational Loan Authority, Education
                Loan Revenue Bonds, Issue C, Series 1985A:
     150,000      7.875%, 6/01/03                                             6/97 at 102       AAA      154,551
   1,135,000      7.875%, 6/01/03                                             6/97 at 100       AAA    1,177,676

   1,320,000    Massachusetts Health and Educational Facilities               7/00 at 102       AAA    1,493,527
                  Authority, Revenue Bonds, Emerson Hospital Issue,
                  Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/00)

     250,000    Massachusetts Health and Educational Facilities               7/98 at 102       Aaa      268,178
                  Authority, Revenue Bonds, Mount Auburn Hospital
                  Issue, Series A, 7.875%, 7/01/18
                  (Pre-refunded to 7/01/98)

     350,000    Massachusetts Health and Educational Facilities               7/97 at 100       Aaa      354,389
                  Authority Revenue Bonds, Salem Hospital Issue,
                  Series A, 7.250%, 7/01/09 (Pre-refunded to 7/01/97)

     500,000    Massachusetts Health and Educational Facilities           7/99 at 102 1/2       N/R      533,205
                  Authority, Revenue Bonds, Series 1989, (Cardinal
                  Cushing General Hospital), 8.875%, 7/01/18

   1,180,000    Massachusetts Health and Educational Facilities           7/00 at 101 1/2       Baa    1,324,255
                  Authority, Revenue Bonds, Suffolk University Issue,
                  Series A, 8.125%, 7/01/20 (Pre-refunded to 7/01/00)

     500,000    Massachusetts Health and Educational Facilities               7/98 at 102       Aaa      537,405
                  Authority, Revenue Bonds, Newton-Wellesley Hospital
                  Issue, Series C, 8.000%, 7/01/18
                  (Pre-refunded to 7/01/98)

     500,000    Massachusetts Health and Educational Facilities               8/97 at 102        AA      518,655
                  Authority, Revenue Bonds, Saint Elizabeth's Hospital
                  of Boston Issue, (FHA Insured Project), Series B,
                  7.750%, 8/01/27, (Pre-refunded to 8/01/97)

     750,000    Massachusetts Health and Educational Facilities               7/99 at 102        A+      819,173
                  Authority, Revenue Bonds, Baystate Medical Center
                  Issue, Series C, 7.500%, 7/01/20
                  (Pre-refunded to 7/01/99)

   1,000,000    Massachusetts Health and Educational Facilities               7/01 at 102       Aaa    1,091,280
                  Authority, Revenue Bonds, Boston College Issue,
                  Series J, 6.625%, 7/01/21

             12

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



Principal                                                               Optional Call                   Market
   Amount       Description                                               Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------
$  500,000      Massachusetts Health and Educational Facilities           9/02 at 102          A+   $  539,160
                  Authority, Revenue Refunding Bonds, Worcester
                  Polytechnic Institute Issue, Series E,
                  6.625%, 9/01/17

   495,000      Massachusetts Health and Educational Facilities           7/97 at 102          A       509,885
                  Authority, Revenue Bonds, Brockton Hospital
                  Issue, Series B, 8.000% 7/01/07

   250,000      Massachusetts Health and Educational Facilities           7/00 at 102        Aaa       274,130
                  Authority, Revenue Bonds, University Hospital Issue,
                  Series C, 7.250%, 7/01/10

 3,270,000      Massachusetts Health and Educational Facilities           7/01 at 102          A     3,566,883
                  Authority, Revenue Bonds, Charlton Memorial
                  Hospital Issue, Series B, 7.250%, 7/01/13

   750,000      Massachusetts Health and Educational Facilities           7/02 at 102        Aaa       810,443
                  Authority, Revenue Bonds, New England Medical Center
                  Hospitals Issue, Series F, 6.625%, 7/01/25

 2,750,000      Massachusetts Health and Educational Facilities           4/02 at 102          A     2,960,650
                  Authority, Revenue Bonds, New England Deaconess
                  Hospital Issue, Series D, 6.875%, 4/01/22

 1,000,000      Massachusetts Health and Educational Facilities           7/02 at 102        AAA     1,056,550
                  Authority, Revenue Bonds, Suffolk University Issue,
                  Series B, 6.350%, 7/01/22

 1,000,000      Massachusetts Health and Educational Facilities          11/02 at 102        Aaa     1,117,090
                  Authority, Revenue Bonds, MetroWest Health, Inc.
                  Issue, Series C, 6.500%, 11/15/18
                  (Pre-refunded to 11/15/02)

   885,000      Massachusetts Health and Educational Facilities           7/03 at 102        Aaa       893,726
                  Authority, Revenue Bonds, Cable Housing and Health
                  Services Issue, Series A, 5.625%, 7/01/13

                Massachusetts Health and Educational Facilities
                  Authority, Revenue Bonds, Lahey Clinic Medical Center
                  Issue, Series B:
 1,000,000          5.625%, 7/01/15                                       7/03 at 102        Aaa       992,570
 1,000,000          5.375%, 7/01/23                                       7/03 at 102        Aaa       929,540

   800,000      Massachusetts Health and Educational Facilities           7/04 at 102        Aaa       753,072
                  Authority, Revenue Bonds, New England Medical Center
                  Hospitals, Series 1993-G1, 5.375%, 7/01/24

              Portfolio of Investments
              Massachusetts -- continued


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

 $  700,000   Massachusetts Health and Educational Facilities              7/04 at 102            Aa   $  724,353
                Authority, Revenue Bonds (Daughters of Charity
                National Health System--The Carney Hospital),
                Series D, 6.100%, 7/01/14

              Massachusetts Health and Educational Facilities
              Authority, Revenue Refunding Bonds, Youville Hospital
              Issue, (FHA Insured Project) Series B:
  2,500,000     6.000%, 2/15/25                                            2/04 at 102            Aa    2,517,150
  2,000,000     6.000%, 2/15/34                                            2/04 at 102            Aa    2,009,700

  3,700,000   Massachusetts Housing Finance Agency,                        4/03 at 102            A1    3,813,923
                Housing Project Revenue Bonds, 6.375%, 4/01/21

  1,000,000   Massachusetts Housing Finance Agency,                       11/02 at 102           Aaa    1,026,940
                Residential Development Bonds, 6.250%, 11/15/14

  1,000,000   Massachusetts Housing Finance Agency,                        5/02 at 102           Aaa    1,049,910
                Residential Development Bonds, 1992 Series D,
                6.875%, 11/15/21

    500,000   Massachusetts Housing Finance Agency,                        6/01 at 102            Aa      530,030
                Single Family Housing Revenue Bonds, Series 18,
                7.350%, 12/01/16

  1,250,000   Massachusetts Housing Finance Agency,                        6/98 at 102            Aa    1,312,888
                Single Family Housing Revenue Bonds, Series 8,
                7.700%, 6/01/17

  1,440,000   Massachusetts Industrial Finance Agency, Pollution           8/03 at 102          Baa2    1,413,072
                Control Revenue Bonds, 1993 Series, (Eastern Edison
                Company Project), 5.875%, 8/01/08

    955,000   Massachusetts Industrial Finance Agency, Library             1/05 at 102           Aaa    1,096,779
                Revenue Bonds, (Malden Public Library Project)
                Series 1994, 7.250%, 1/01/15

  1,000,000   Massachusetts Industrial Finance Agency, Resource            7/01 at 103           N/R    1,113,380
                Recovery Revenue Bonds (SEMASS Project),
                Series 1991A, 9.000%, 7/01/15

    250,000   Massachusetts Industrial Finance Agency Revenue Bonds,       1/02 at 102            A1      275,413
                College of the Holy Cross -- 1992 Issue, 6.450%,
                1/01/12 (Pre-refunded to 1/01/02)

    455,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      6/99 at 102            A-      487,141
                (Sturdy Memorial Hospital), Series 1989, 7.900%, 6/01/09

    500,000   Massachusetts Industrial Finance Agency, Revenue Bonds,     10/99 at 103           Aaa      559,565
                (Springfield College Project -- 1989 Issue)
                7.800%, 10/01/09

15

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,335,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      7/02 at 102          BBB-   $1,439,584
                Merrimack College Issue, Series 1992, 7.125%, 7/01/12

    500,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      7/03 at 102            Aa      459,550
                (Whitehead Institute for Biomedical Research --
                1993 Issue), 5.125%, 7/01/26

  2,290,000   Massachusetts Industrial Finance Agency, Revenue and         7/05 at 102           AAA    2,435,621
                Refunding Bonds, 1995 Series A, (Lesley College Project),
                6.300%, 7/01/25

  1,250,000   Massachusetts Industrial Finance Agency, Revenue Bonds,     10/98 at 102             A    1,338,150
                Harvard Community Health Plan, Inc., Issue 1988
                Series B (Refunding Bonds), 8.125%, 10/01/17

  1,000,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      3/06 at 102           Aaa      977,670
                (College of the Holy Cross -- 1996 Issue),
                5.500%, 3/01/20

    500,000   Massachusetts Port Authority, Revenue Refunding Bonds,       7/98 at 100            Aa      504,095
                Series 1978, 7.125%, 7/01/12

    635,000   Massachusetts Port Authority, Revenue Refunding Bonds,      No Opt. Call           Aaa    1,078,344
                Series 1982, 13.000%, 7/01/13

    165,000   Massachusetts General Obligation Bonds, Consolidated         3/00 at 102           Aaa      181,970
                Loan of 1990 Series A, 7.250%, 3/01/09
                (Pre-refunded to 3/01/00)

    715,000   The Commonwealth of Massachusetts, General Obligation        2/03 at 102            A1      720,212
                Refunding Bonds, 1993 Series A, 5.500%, 2/01/11

    250,000   The Massachusetts Bay Transportation Authority,             12/06 at 100            A-      296,170
                Certificates of Participation, Series 1988,
                7.800%, 1/15/14

              City of Attleboro, Massachusetts, General Obligation Bonds:
    450,000     6.250%, 1/15/10                                            1/03 at 102             A      471,317
    450,000     6.250%, 1/15/11                                            1/03 at 102             A      469,854

              Town of Barnstable, Massachusetts, General Obligation
              Bonds:
    880,000     5.750%, 9/15/13                                            9/04 at 102            Aa      901,727
    490,000     5.750%, 9/15/14                                            9/04 at 102            Aa      500,266

    250,000   City of Boston, Massachusetts, General Obligation Bonds,     2/99 at 102            A+      271,875
                1989 Series A, 7.700%, 2/01/09 (Pre-refunded to 2/01/99)

  1,000,000   City of Boston, Massachusetts, General Obligation Bonds,     7/01 at 102           Aaa    1,110,750
                1991 Series A, 6.750%, 7/01/11

              Portfolio of Investments
              Massachusetts -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,500,000   City of Boston, Massachusetts, Revenue Bonds,                 8/00 at 102          Aaa   $1,686,585
                Boston City Hospital (FHA Insured Mortgage), Series A,
                7.625%, 2/15/21 (Pre-refunded to 8/15/00)

    500,000   Boston Water and Sewer Commission, General Revenue           11/01 at 102          Aaa      563,755
                Bonds, 1991 Series A (Senior Series), 7.000%, 11/01/18
                (Pre-refunded to 11/01/01)

    985,000   Boston-Mount Pleasant Housing Development Corporation,        8/02 at 102          AAA    1,025,690
                Multifamily Housing Refunding Revenue Bonds,
                Series 1992A, 6.750%, 8/01/23

  1,000,000   Dartmouth Housing Development Corporation, Multifamily        1/98 at 103          AAA    1,037,370
                Housing Refunding Revenue Bonds, Series 1989,
                (Crossroads Apartments), FNMA Collateral,
                7.375%, 7/01/24

              Town of Deerfield, Massachusetts, General Obligation
              School Bonds of 1992, School Project Loan, Act of 1948,
              Bank-Qualified Unlimited Tax:
    420,000     6.200%, 6/15/09                                             6/02 at 102           A1      449,933
    415,000     6.250%, 6/15/10                                             6/02 at 102           A1      443,730

    525,000   City of Haverhill, Massachusetts, General Obligation,        10/01 at 102          Baa      582,015
                Municipal Purpose Loan of 1991 Bonds,
                7.500%, 10/15/11

    250,000   City of Holyoke, Massachusetts, General Obligation            6/02 at 103          Aaa      298,773
                Bonds, 8.150%, 6/15/06

    590,000   City of Holyoke, Massachusetts, General Obligation           No Opt. Call          Baa      634,415
                Bonds, 1991 Series A, 8.000%, 6/01/01

    500,000   City of Holyoke, Massachusetts, General Obligation            8/01 at 102          Baa      556,335
                School Project Loan, Act of 1948, 7.650%, 8/01/09

    750,000   City of Holyoke, Massachusetts, General Obligation           11/02 at 102          Baa      818,805
                Refunding Bonds, 7.000%, 11/01/08

    445,000   City of Lowell, Massachusetts, General Obligation Qualified   1/01 at 102          Aaa      516,160
                Bonds, 8.400%, 1/15/09 (Pre-refunded to 1/15/01)

    545,000   City of Lowell, Massachusetts, General Obligation            No Opt. Call         Baa1      642,517
                Qualified Bonds, 8.300%, 2/15/05

  1,000,000   City of Lynn, Massachusetts, General Obligation Bonds,        1/02 at 104          Aaa    1,179,540
                7.850%, 1/15/11 (Pre-refunded to 1/15/02)

    500,000   Town of Monson, Massachusetts, General Obligation            10/00 at 102          Aaa      566,470
                School Project Loan, Act of 1948 Bonds, 7.700%,
                10/15/10 (Pre-refunded to 10/15/00)

              16

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



       Principal                                                                    Optional Call                            Market
          Amount     Description                                                      Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
     $   500,000     Town of Palmer, Massachusetts, General Obligation,              10/00 at 102          Aaa          $   565,915
                        School Project Loan, Act of 1948, 1990
                        Series B, 7.700%, 10/01/10 (Pre-refunded to 10/01/00)

         500,000     Town of Palmer, Massachusetts, General Obligation               10/03 at 102          Aaa              509,050
                        Refunding Bonds, 5.500%, 10/01/10

       1,130,000     City of Peabody, Massachusetts, General Obligation               8/00 at 100          Aaa            1,227,237
                        Electric Bonds, 6.950%, 8/01/09

         250,000     Town of Sandwich, Massachusetts, Unlimited Tax,               11/98 at 102 1/2        Aaa              269,320
                        General Obligation Bonds, 7.100%, 11/01/07
                        (Pre-refunded to 11/01/98)

       1,250,000     Somerville Housing Authority, Mortgage Revenue Bonds,            5/00 at 102          AAA            1,327,413
                        Series 1990 (GNMA Collaterized -- Clarendon Hill
                        Towers Project), 7.950%, 11/20/30

         425,000     South Essex Sewerage District, Massachusetts,                   No Opt. Call         Baa1              492,635
                        General Obligation Bonds, 9.000%, 12/01/00

       1,000,000     City of Springfield, Massachusetts, General Obligation           9/02 at 102          Baa            1,139,200
                       School Project Loan, Act of 1948 Bonds, Series B,
                       7.100%, 9/01/11 (Pre-refunded to 9/01/02)

                     City of Taunton, Massachusetts, General Obligation
                     (Electric Loan, Act of 1969) Bonds:
       1,465,000       8.000%, 2/01/02                                               No Opt. Call            A            1,674,583
       1,005,000       8.000%, 2/01/03                                               No Opt. Call            A            1,167,407

         250,000     University of Lowell Building Authority (Massachusetts),        11/97 at 102           A1              261,212
                        Facilities Bonds, Fourth Series A, (General Obligation
                        Bonds), 7.400%, 11/01/07

         500,000     University of Massachusetts Building Authority, Project          5/98 at 102           A+              531,274
                        Revenue Bonds, Series 1988-A, (General Obligation
                        Bonds), 7.500%, 5/01/14

       1,000,000     City of Worcester, Massachusetts, General Obligation             8/02 at 102         BBB+            1,060,710
                        Bonds, 6.000%, 8/01/04

       1,000,000     Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds,         7/98 at 102          AAA            1,074,630
                     Series 1988A, 7.875%, 7/01/17 (Pre-refunded to 7/01/98)

       2,250,000     Puerto Rico Electric Power Authority,                            7/01 at 102          Aaa            2,531,722
                     Power Revenue Bonds,
                     Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
     $74,445,000     Total Investments -- (cost $74,834,701) -- 98.7%                                                    79,977,931
=====================--------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.3%                                                                 1,047,176
                     --------------------------------------------------------------------------------------------------------------
                     Net Assets -- 100%                                                                                 $81,025,107
                     ==============================================================================================================

Portfolio of Investments
Massachusetts -- continued
Summary of Ratings**--Portfolio of Investments


                Standard                             Number of           Market    Market
                & Poor's                   Moody's  Securities            Value   Percent
------------------------------------------------------------------------------------------
                     AAA                       Aaa          41      $37,181,444        47%
             AA+, AA, AA-        Aa1, Aa, Aa2, Aa3          10        9,978,414        12
                       A+                       A1          10        8,125,905        10
                     A,A-                A, A2, A3          10       12,942,040        16
          BBB+, BBB, BBB-    Baa1, Baa, Baa2, Baa3          11       10,103,543        13
                Non-rated                Non-rated           2        1,646,585         2
------------------------------------------------------------------------------------------
Total                                                       84      $79,977,931       100%
==========================================================================================
*      Optional Call Provisions (not covered by the report of independent public accountants):
       Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**     Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

N/R -- Investment is not rated.



18                                             See accompanying notes to financial statements.



                Portfolio of Investments                                             Nuveen Municipal Bond Funds
                Massachusetts Insured                                            February 28, 1997 Annual Report

   Principal                                                                Optional Call                 Market
      Amount    Description                                                   Provisions*  Ratings**       Value
----------------------------------------------------------------------------------------------------------------
  $  250,000    Massachusetts Bay Transportation Authority,                   3/00 at 102        Aaa  $  272,960
                  General Transportation System Revenue, 1990 Series A,
                  7.250%, 3/01/03

     250,000    Massachusetts Bay Transportation Authority,                   3/99 at 102        Aaa     269,840
                  General Transportation System 1989 Series A,
                  7.100%, 3/01/13 (Pre-refunded to 3/01/99)

   1,000,000    Massachusetts Bay Transportation Authority,                   3/02 at 100        Aaa   1,001,930
                  General Transportation System Bonds, 1992 Series A,
                  5.750%, 3/01/22

     250,000    Massachusetts Bay Transportation Authority,                   8/00 at 102        Aaa     281,360
                  Certificates of Participation, 1990 Series A,
                  7.650%, 8/01/15 (Pre-refunded to 8/01/00)

     450,000    Massachusetts Health and Educational Facilities Authority,    7/97 at 102        Aaa     465,291
                  Revenue Bonds, St. Luke's Hospital of New Bedford Issue,
                  Series B, 7.750%, 7/01/13 (Pre-refunded to 7/01/97)

     200,000    Massachusetts Health and Educational Facilities Authority,    7/97 at 102        Aaa     207,038
                  Revenue Bonds, South Shore Hospital Issue, Series B,
                  8.125%, 7/01/17 (Pre-refunded to 7/01/97)

     300,000    Massachusetts Health and Educational Facilities Authority,    7/98 at 102        Aaa     321,813
                  Revenue Bonds, Mount Auburn Hospital Issue, Series A,
                  7.875%, 7/01/18 (Pre-refunded to 7/01/98)

     750,000    Massachusetts Health and Educational Facilities Authority,    7/98 at 102        Aaa     801,908
                  Revenue Bonds, Lahey Clinic Medical Center Issue,
                  Series A, 7.600%, 7/01/08 (Pre-refunded to 7/01/98)

     800,000    Massachusetts Health and Educational Facilities Authority,   10/98 at 102        Aaa     861,872
                  Revenue Bonds, Berkshire Health Systems Issue,
                  Series A, 7.600%, 10/01/14 (Pre-refunded to 10/01/98)

     750,000    Massachusetts Health and Educational Facilities Authority,    7/97 at 100        Aaa     759,405
                  Revenue Bonds, Salem Hospital Issue, Series A,
                  7.250%, 7/01/09 (Pre-refunded to 7/01/97)

     250,000    Massachusetts Health and Educational Facilities Authority,    7/99 at 102        Aaa     268,950
                  Revenue Bonds, Capital Asset Program,
                  7.200%, 7/01/09

     500,000    Massachusetts Health and Educational Facilities Authority,    7/00 at 102        Aaa     548,260
                  Revenue Bonds, University Hospital Issue, Series C,
                  7.250%, 7/01/19

     250,000    Massachusetts Health and Educational Facilities Authority,    7/98 at 102        Aaa     268,703
                  Revenue Bonds, Newton-Wellesley Hospital Issue,
                  Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/98)

                ----
                19

                Portfolio of Investments
                Massachusetts Insured -- continued

   Principal                                                                Optional Call                 Market
      Amount    Description                                                   Provisions*  Ratings**       Value
----------------------------------------------------------------------------------------------------------------
  $  250,000    Massachusetts Health and Educational Facilities Authority,   10/98 at 102        Aaa  $  267,480
                  Revenue Bonds, Northeastern University Issue, Series B,
                  7.600%, 10/01/10

     500,000    Massachusetts Health and Educational Facilities Authority,    7/99 at 102         A+     546,115
                  Revenue Bonds, Baystate Medical Center Issue, Series C
                  7.500%, 7/01/20 (Pre-refunded to 7/01/99)

     250,000    Massachusetts Health and Educational Facilities Authority,    7/00 at 102        Aaa     279,263
                  Revenue Bonds, South Shore Hospital Issue, Series C,
                  7.500%, 7/01/20 (Pre-refunded to 7/01/00)

     500,000    Massachusetts Health and Educational Facilities Authority,    7/00 at 102        Aaa     562,275
                  Revenue Bonds, Stonehill College Issue, Series D,
                  7.700%, 7/01/20 (Pre-refunded to 7/01/00)

   1,000,000    Massachusetts Health and Educational Facilities Authority,    7/01 at 102        Aaa   1,091,280
                  Revenue Bonds, Boston College Issue, Series J,
                  6.625%, 7/01/21

     500,000    Massachusetts Health and Educational Facilities Authority,   10/01 at 102        Aaa     553,480
                  Revenue Bonds, Berklee College of Music Issue,
                  Series C, 6.875%, 10/01/21

   1,000,000    Massachusetts Health and Educational Facilities Authority,    7/01 at 102         A1   1,076,480
                  Revenue Bonds, Brigham and Women's Hospital Issue,
                  Series D, 6.750%, 7/01/24

     250,000    Massachusetts Health and Educational Facilities Authority,    7/99 at 102        Aaa     272,600
                  Revenue Bonds, Beverly Hospital Issue, Series D,
                  7.300%, 7/01/19 (Pre-refunded to 7/01/99)

   1,500,000    Massachusetts Health and Educational Facilities Authority,    7/02 at 102        Aaa   1,620,885
                  Revenue Bonds, New England Medical Center Hospitals
                  Issue, Series F, 6.625%, 7/01/25

   1,000,000    Massachusetts Health and Educational Facilities Authority,    7/02 at 102        Aaa   1,079,700
                  Revenue Bonds, South Shore Hospital Issue, Series D,
                  6.500%, 7/01/22

   1,450,000    Massachusetts Health and Educational Facilities Authority,   10/02 at 100        Aaa   1,479,174
                  Revenue Bonds, Boston University Issue, Series M,
                  6.000%, 10/01/22

   1,600,000    Massachusetts Health and Educational Facilities Authority,   10/02 at 102        Aaa   1,752,496
                  Revenue Bonds, Northeastern University Issue, Series E,
                  6.550%, 10/01/22

   2,000,000    Massachusetts Health and Educational Facilities Authority,    7/02 at 102        Aaa   2,073,880
                  Revenue Bonds, Bentley College Issue, Series I,
                  6.125%, 7/01/17

                20

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$  1,700,000    Massachusetts Health and Educational Facilities Authority,   7/03 at 102        Aaa  $  1,687,369
                  Revenue Bonds, Lahey Clinic Medical Center Issue,
                  Series B, 5.625%, 7/01/15

   4,375,000    Massachusetts Health and Educational Facilities Authority,   7/04 at 102        Aaa     4,118,363
                  Revenue Bonds, New England Medical Center Hospitals,
                  Series 1993-G1, 5.375%, 7/01/24

     340,000    Massachusetts Housing Finance Agency, Housing Revenue       12/99 at 103        Aaa       359,098
                  Bonds, 1989 Series A, 7.600%, 12/01/16

     500,000    Massachusetts Housing Finance Agency, Single Family          6/01 at 102         Aa       530,030
                  Housing Revenue Bonds, Series 18, 7.350%, 12/01/16

     250,000    Massachusetts Housing Finance Agency, Single Family          6/98 at 102         Aa       262,578
                  Housing Revenue Bonds, Series 8, 7.700%, 6/01/17

   1,545,000    Massachusetts Industrial Finance Agency, Library Revenue     1/05 at 102        Aaa     1,774,371
                  Bonds, (Malden Public Library Project), Series 1994,
                  7.250%, 1/01/15

     500,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     10/99 at 102        Aaa       537,165
                  Brandeis University Issue, 1989 Series C,
                  6.800%, 10/01/19

     200,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     10/98 at 102        Aaa       214,184
                  Harvard Community Health Plan, Inc. Issue,
                  1988 Series B (Refunding Bonds), 7.750%, 10/01/08

     250,000    Massachusetts Industrial Finance Agency, Revenue Bonds,      9/99 at 102        Aaa       273,768
                  Milton Academy Issue, Series A, 7.250%, 9/01/19
                  (Pre-refunded to 9/01/99)

     375,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     11/99 at 102        Aaa       412,594
                  Museum of Science Issue, Series 1989, 7.300%,
                  11/01/09 (Pre-refunded to 11/01/99)

   1,000,000    Massachusetts Industrial Finance Agency, Revenue             7/01 at 102        Aaa     1,064,410
                  Refunding Bonds, Mount Holyoke College Issue,
                  Series 1992A, 6.300%, 7/01/13

     420,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     10/05 at 102        Aaa       438,665
                  Babson College Issue, Series 1995A, 5.800%, 10/01/10

                Massachusetts Industrial Finance Agency,
                Revenue Bonds, (College of the Holy Cross -- 1996 Issue):
   2,500,000      5.500%, 3/01/16                                            3/06 at 102        Aaa     2,475,300
   1,000,000      5.500%, 3/01/20                                            3/06 at 102        Aaa       977,670

   1,300,000    Massachusetts Municipal Wholesale Electric Company,          7/03 at 102        Aaa     1,253,304
                  Power Supply System Revenue Bonds, 1993 Series A,
                  5.000%, 7/01/10


                Portfolio of Investments
                Massachusetts Insured -- continued
   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
  $1,000,000    Massachusetts Port Authority, Revenue Bonds,                No Opt. Call        Aaa  $  1,698,180
                  Series 1982, 13.000%, 7/01/13

     250,000    Massachusetts General Obligation Bonds, Consolidated         3/00 at 102        Aaa       275,713
                  Loan of 1990, Series A, 7.250%, 3/01/09
                  (Pre-refunded to 3/01/00)

                Massachusetts General Obligation Bonds, Consolidated
                Loan Series 1992-A:
      25,000      6.500%, 6/01/08                                            6/02 at 101        Aaa        26,936
     340,000      6.000%, 6/01/13 (Pre-refunded to 6/01/02)                  6/02 at 100        Aaa       364,687
     860,000      6.000%, 6/01/13                                            6/02 at 100        Aaa       885,843

   1,000,000    City of Boston, Massachusetts, General Obligation Bonds,     7/01 at 102        Aaa     1,110,750
                  1991 Series A, 6.750%, 7/01/11

     500,000    City of Boston, Massachusetts, Revenue Bonds, Boston         8/00 at 102        Aaa       562,195
                  City Hospital (FHA-Insured Mortgage), Series A,
                  7.625%, 2/15/21 (Pre-refunded to 8/15/00)

     500,000    Boston Water and Sewer Commission, (A Public                11/98 at 100        Aaa       524,085
                  Instrumentality of The Commonwealth of Massachusetts),
                  General Revenue Bonds,1988 Series A,
                  (Subordinated Series), 7.250%, 11/01/06

     500,000    City of Fall River, Massachusetts, General Obligation        6/01 at 102        Aaa       563,065
                  Bonds, 7.200%, 6/01/10

     250,000    Town of Groveland, Massachusetts, General Obligation         6/01 at 102        Aaa       275,713
                  Bonds, 6.900%, 6/15/07

   1,000,000    City of Haverhill, Massachusetts, General Obligation,        9/01 at 102        Aaa     1,087,890
                  Hospital Refunding Bonds, Series A, 6.700%, 9/01/10

     250,000    City of Holyoke, Massachusetts, General Obligation Bonds,    6/02 at 103        Aaa       298,773
                  8.150%, 6/15/06

     450,000    City of Leominster, Massachusetts, General Obligation        4/00 at 102        Aaa       499,901
                  Bonds, 7.500%, 4/01/09

   2,625,000    City of Lowell, Massachusetts, General Obligation State     11/03 at 102        Aaa     2,647,733
                  Qualified Bonds, 5.600%, 11/01/12

   1,025,000    City of Lynn, Massachusetts, General Obligation Bonds,      No Opt. Call        Aaa     1,124,230
                  6.750%, 1/15/02

     250,000    Lynn, Massachusetts, Water and Sewer Commission,            12/00 at 102        Aaa       280,278
                 General Revenue Bonds, 1990 Series A,
                 7.250%, 12/01/10 (Pre-refunded to 12/01/00)

   1,000,000    Town of Mansfield, Massachusetts, General Obligation         1/02 at 102        Aaa     1,099,200
                  Bonds, 6.700%, 1/15/11


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$    250,000    Town of Methuen, Massachusetts, General Obligation           5/00 at 102        Aaa  $    275,185
                  Bonds, 7.400%, 5/15/04

     500,000    Town of Monson, Massachusetts, General Obligation           10/00 at 102        Aaa       566,470
                  School Project Loan, Act of 1948 Bonds,
                  7.700%, 10/15/10 (Pre-funded to 10/15/00)

   1,500,000    Town of Monson, Massachusetts, General Obligation,          No Opt. Call        Aaa     1,545,675
                  Bank-Qualified Unlimited Tax, School Refunding Bonds,
                  5.500%, 10/15/10

     300,000    Town of North Andover, Massachusetts, General                9/00 at 103        Aaa       334,908
                  Obligation Bonds, 7.400%, 9/15/10

                North Middlesex Regional School District, School Bonds
                of 1990:
     270,000      7.200%, 6/15/08                                            6/00 at 103        Aaa       298,239
     245,000      7.200%, 6/15/09                                            6/00 at 103        Aaa       270,625

     250,000    City of Northampton, Massachusetts, General Obligation       3/03 at 102        Aaa       251,755
                  Bonds, Bank-Qualified, 5.300%, 3/01/10

     190,000    Town of Northfield, Massachusetts, General Obligation       10/01 at 102        Aaa       203,617
                  Bonds, Municipal Purpose Loan of 1992, Bank-Qualified,
                  6.350%, 10/15/09

     270,000    Town of Palmer, Massachusetts, General Obligation,           3/00 at 102        Aaa       298,148
                  School Bonds of 1990, Series A, School Project
                  Loan of 1948, 7.300%, 3/01/10, (Pre-refunded
                  to 3/01/00)

     250,000    Town of Palmer, Massachusetts, General Obligation,          10/00 at 102        Aaa       282,958
                  School Project Loan, Act of 1948, 1990 Series B,
                  7.700%, 10/01/10, (Pre-refunded to 10/01/00)

   1,000,000    Town of Palmer, Massachusetts, General Obligation           10/03 at 102        Aaa     1,018,100
                  Refunding Bonds, 5.500%, 10/01/10

     440,000    Quaboag Regional School District, General Obligation         6/02 at 102        Aaa       474,298
                  School Bonds of 1991, Bank Qualified,
                  6.250%, 6/15/08

                City of Salem, Massachusetts, General Obligation Bonds:
     500,000      6.800%, 8/15/09                                            8/01 at 102        Aaa       550,910
     900,000      6.000%, 7/15/10                                            7/02 at 102        Aaa       946,701

     250,000    Town of Sandwich, Massachusetts, Unlimited Tax,         11/98 at 102 1/2        Aaa       269,320
                  General Obligation Bonds, 7.100%, 11/01/07
                  (Pre-refunded to 11/01/98)

                Portfolio of Investments
                Massachusetts Insured -- continued

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------
$    515,000    Southern Berkshire Regional School District, General         4/02 at 102        Aaa  $    594,650
                  Obligation School Bonds, Unlimited Tax, 7.500%,
                  4/15/07 (Pre-refunded to 4/15/02)

   1,145,000    Southern Berkshire Regional School District, Massachusetts,  4/02 at 102        Aaa     1,294,502
                  General Obligation School Bonds, 7.000%, 4/15/11

     250,000    City of Springfield, Massachusetts, Municipal Purpose       11/98 at 103        Aaa       270,092
                  Loan of 1988  (General Obligation Bonds), 7.000%,
                  11/01/07

     220,000    Taunton, Massachusetts, General Obligation Bonds,            9/01 at 103        Aaa       244,353
                  6.800%, 9/01/09

     455,000    Town of Wareham, Massachusetts, General Obligation           1/01 at 103        Aaa       504,494
                  School Bonds, 7.050%, 1/15/07

     250,000    City of Westfield, Massachusetts, General Obligation        12/00 at 102        Aaa       279,272
                  Bonds, 7.100%, 12/15/08 (Pre-refunded to 12/15/00)

     215,000    Town of Whately, Massachusetts, General Obligation           1/02 at 102        Aaa       231,427
                  Bonds, 6.350%, 1/15/09

   1,210,000    Town of Winchendon, Massachusetts, Unlimited Tax,            3/03 at 102        Aaa     1,281,377
                  General Obligation Bonds, 6.050%, 3/15/10

     160,000    City of Worcester, Massachusetts, General Obligation         5/02 at 102        Aaa       180,711
                  Bonds, 6.900%, 5/15/07

   1,000,000    Commonwealth of Puerto Rico, Public Improvement          7/05 at 101 1/2        Aaa     1,013,530
                  Bonds of 1995 (General Obligation Bonds),
                  5.750%, 7/01/24

   2,290,000    Puerto Rico Industrial, Tourist, Educational,                1/05 at 102        Aaa     2,441,391
                  Medical and Environmental Control Facilities
                  Financing Authority, Hospital Revenue Bonds,
                  1995 Series A, (Hospital Auxilio Mutuo
                  Obligated Group Project), 6.250%, 7/01/16
-----------------------------------------------------------------------------------------------------------------
$ 60,705,000    Total Investments -- (cost $60,459,202) -- 98.7%                                       64,611,187
-----------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 1.3%                                                     881,343
-----------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                    $65,492,530
-----------------------------------------------------------------------------------------------------------------

                                             Nuveen Flagship Municipal Bond Fund
                                                 February 28, 1997 Annual Report


3. Distributions to Shareholders

On March 7, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                                                 Nuveen Flagship
                                                                     Connecticut
--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                $.0465
   Class B                                                                 .0400
   Class C                                                                 .0418
   Class R                                                                 .0482
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the nine months (8 months of Flagship Connecticut and 1 month of Nuveen Flagship Connecticut -- see note 1) ended February 28, 1997, aggregated $44,342,792 and $42,098,112, respectively.

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

The Fund had unused capital loss carryforwards of $1,022,275 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire on February 28, 2003.

5. Unrealized Appreciation (Depreciation)
At February 28, 1997, net unrealized appreciation aggregated $12,209,956, of which $12,363,825 related to appreciated securities and $153,869 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                   Management fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

----
25


Statement of Net Assets
Year Ended February 28, 1997
                                                                               Massachusetts
                                                               Massachusetts         Insured
--------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $79,977,931     $64,611,187
Cash                                                                 229,502          67,579
Receivables:
  Interest                                                         1,138,529       1,058,067
  Shares sold                                                          2,747           9,576
Other assets                                                           3,421           1,150
--------------------------------------------------------------------------------------------
  Total assets                                                    81,352,130      65,747,559
--------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                            1,482               -
Accrued expenses:
  Management fees (note 6)                                            34,297          27,759
  Other                                                               35,452          27,724
Dividends payable                                                    255,792         199,546
--------------------------------------------------------------------------------------------
  Total liabilities                                                  327,023         255,029
--------------------------------------------------------------------------------------------
Net assets (note 7)                                              $81,025,107     $65,492,530
============================================================================================
Class A Shares (note 1)
Net assets                                                       $ 7,200,027     $ 7,459,247
Shares outstanding                                                   728,151         718,558
Net asset value and redemption price per share                   $      9.89     $     10.38
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $     10.32     $     10.84
Class C Shares (note 1)
Net assets                                                       $   912,849     $   957,247
Shares outstanding                                                    92,823          92,455
Net asset value, offering and redemption price per share         $      9.83     $     10.35
============================================================================================
Class R Shares (note 1)
Net assets                                                       $72,912,231     $57,076,036
Shares outstanding                                                 7,395,918       5,497,271
Net asset value, offering and redemption price per share         $      9.86     $     10.38
============================================================================================


26                                     See accompanying notes to financial statements.



Statement of Operations                                                Nuveen Municipal Bond Funds
Year ended February 28, 1997                                       February 28, 1997 Annual Report

                                                                                     Massachusetts
                                                                   Massachusetts           Insured
--------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                  $ 5,033,807       $ 3,930,898
--------------------------------------------------------------------------------------------------

Expenses

  Management fees (note 6)                                               444,464           356,539
  12b-1 service fees -- Class A (notes 1 and 6)                           13,857            15,491
  12b-1 distribution and service fees -- Class C (notes 1 and 6)           7,619             8,380
  Shareholders' servicing agent fees and expenses                         72,964            60,562
  Custodian's fees and expenses                                           44,638            43,179
  Trustees' fees and expenses (note 6)                                     2,104             2,596
  Professional fees                                                       16,832            22,333
  Shareholders' reports -- printing and mailing expenses                  28,745            16,819
  Federal and state registration fees                                      3,770             6,128
  Portfolio insurance expenses                                                --             4,858
  Other expenses                                                           6,206             4,818
--------------------------------------------------------------------------------------------------
     Total expenses before expense reimbursement                         641,199           541,703
  Expense reimbursement from investment adviser (note 6)                 (13,780)               --
--------------------------------------------------------------------------------------------------
Net expenses                                                             627,419           541,703
--------------------------------------------------------------------------------------------------
Net investment income                                                  4,406,388         3,389,195
--------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments

Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                       (167,777)           60,733
Net change in unrealized appreciation or depreciation
  of investments                                                        (361,379)         (798,332)
--------------------------------------------------------------------------------------------------
  Net gain (loss) from investments                                      (529,156)         (737,599)
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 3,877,232       $ 2,651,596
==================================================================================================

27                               See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                               Massachusetts
                                                                 -----------------------------------------
                                                                 Year ended 2/28/97     Year ended 2/29/96
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $ 4,406,388           $  4,246,614
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                          (167,777)              (217,900)
Net change in unrealized appreciation or depreciation of
  investments                                                              (361,379)             3,250,694
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                3,877,232              7,279,408
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                                (288,715)              (139,213)
    Class C                                                                 (34,686)               (11,360)
    Class R                                                              (4,012,721)            (4,149,329)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (4,336,122)            (4,299,902)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          8,611,315             11,759,700
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                           3,046,553              3,045,590
----------------------------------------------------------------------------------------------------------
                                                                         11,657,868             14,805,290
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (11,875,027)            (8,865,984)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                             (217,159)             5,939,306
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (676,049)             8,918,812
Net assets at the beginning of year                                      81,701,156             72,782,344
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $81,025,107            $81,701,156
==========================================================================================================
Balance of undistributed net investment income at end of year           $    73,250            $     2,984
==========================================================================================================

                                 See accompanying notes to financial statements.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

                                                                           Massachusetts Insured
                                                                 -----------------------------------------
                                                                 Year ended 2/28/97     Year ended 2/29/96
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $ 3,389,195            $ 3,277,512
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                            60,733                 12,456
Net change in unrealized appreciation or depreciation of
  investments                                                              (798,332)             2,682,527
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                2,651,596              5,972,495
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                                (315,950)              (174,644)
    Class C                                                                 (36,606)               (22,692)
    Class R                                                              (3,022,773)            (3,106,193)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (3,375,329)            (3,303,529)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          5,375,981              7,343,297
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                           2,394,008              2,309,778
----------------------------------------------------------------------------------------------------------
                                                                          7,769,989              9,653,075
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                  (7,653,434)            (5,653,409)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                              116,555              3,999,666
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (607,178)             6,668,632
Net assets at the beginning of year                                      66,099,708             59,431,076
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $65,492,530            $66,099,708
==========================================================================================================
Balance of undistributed net investment income at end of year           $    15,371            $     1,505
==========================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Massachusetts and Massachusetts Insured were renamed and reorganized into the Trust. Prior to the reorganization, Massachusetts (formerly Nuveen Massachusetts Tax-Free Value
Fund) was a series of the Nuveen Tax-Free Bond Fund, Inc., and Massachusetts Insured (formerly Nuveen Massachusetts Insured Tax-Free Value Fund) was a series of the Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end diversified management investment company.

Each Fund seeks to provide high double tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1997, there were no such purchase commitments in either Fund.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund of the Trust offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held (CDSC is reduced to 0% at the end of six years). Class B Shares were first offered for sale on February 1, 1997, however, none were issued and outstanding on February 28. 1997. Class C Shares are sold without a sales charge on purchases, but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1997.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:



                                                                       Massachusetts
                                                 -------------------------------------------------------
                                                          Year ended                    Year ended
                                                            2/28/97                       2/29/96
                                                 -------------------------------------------------------
                                                     Shares         Amount          Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                          323,756   $  3,174,573         356,285   $ 3,487,963
   Class C                                           32,272        315,377          51,779       510,754
   Class R                                          525,051      5,121,365         795,556     7,760,983
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           17,984        176,955           7,663        75,540
   Class C                                            2,778         27,179             775         7,603
   Class R                                          289,935      2,842,419         303,251     2,962,447
--------------------------------------------------------------------------------------------------------
                                                  1,191,776     11,657,868       1,515,309    14,805,290
--------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                          (45,026)      (439,590)        (44,057)     (436,265)
   Class C                                           (6,752)       (65,787)         (3,523)      (33,924)
   Class R                                       (1,162,473)   (11,369,650)       (857,146)   (8,395,795)
--------------------------------------------------------------------------------------------------------
                                                 (1,214,251)   (11,875,027)       (904,726)   (8,865,984)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (22,475)  $   (217,159)        610,583   $ 5,939,306
========================================================================================================


                                                                   Massachusetts Insured
                                                 -------------------------------------------------------
                                                          Year ended                    Year ended
                                                            2/28/97                       2/29/96
                                                 -------------------------------------------------------
                                                     Shares         Amount          Shares        Amount

--------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                          288,422   $  2,958,175         339,891   $ 3,509,564
   Class C                                           26,046        266,579          34,914       359,914
   Class R                                          209,279      2,151,227         337,797     3,473,819
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           17,939        185,295          10,031       104,279
   Class C                                            3,250         33,462           1,987        20,520
   Class R                                          210,641      2,175,251         211,766     2,184,979
--------------------------------------------------------------------------------------------------------
                                                    755,577      7,769,989         936,386     9,653,075
--------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                          (91,941)      (944,427)        (40,197)     (415,735)
   Class C                                           (4,296)       (43,930)         (3,095)      (32,222)
   Class R                                         (646,782)    (6,665,077)       (503,288)   (5,205,452)
--------------------------------------------------------------------------------------------------------
                                                   (743,019)    (7,653,434)       (546,580)   (5,653,409)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                              12,558   $    116,555         389,806   $ 3,999,666
========================================================================================================

3. Distributions to Shareholders

On March 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:


                                       Massachusetts      Massachusetts Insured
-------------------------------------------------------------------------------
Dividend per share:
Class A                                       $.0425                     $.0435
Class B                                        .0365                      .0370
Class C                                        .0380                      .0385
Class R                                        .0440                      .0450
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1997, were as follows:


                                         Massachusetts    Massachusetts Insured
-------------------------------------------------------------------------------
Purchases

Investments in municipal securities      $ 9,997,786                 $7,890,010
Temporary municipal investments            7,500,000                  5,900,000

Sales

Investments in municipal securities        7,541,775                  6,237,884
Temporary municipal investments           10,100,000                  7,400,000
===============================================================================

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1997, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                       Massachusetts      Massachusetts Insured
-------------------------------------------------------------------------------
Expiration Year:
1999                                        $      -                   $ 17,645
2003                                         275,030                    172,689
2004                                         507,247                     27,409
2005                                         156,261                          -
-------------------------------------------------------------------------------
Total                                       $938,538                   $217,743
===============================================================================

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1997, were as follows:
                                    Massachusetts   Massachusetts Insured
------------------------------------------------------------------------------
Gross unrealized:
 appreciation                   $5,164,904              $4,151,985
 depreciation                      (21,674)                      -
-----------------------------------------------------------------------------
Net unrealized appreciation     $5,143,230              $4,151,985
-----------------------------------------------------------------------------
6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                  Management fee
------------------------------------------------------------------
For the first $125 million                       .5500 of 1%
For the next $125 million                        .5375 of 1
For the next $250 million                        .5250 of 1
For the next $500 million                        .5125 of 1
For the next $1 billion                          .5000 of 1
For net assets over $2 billion                   .4750 of 1
------------------------------------------------------------------

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets value of Massachusetts and .975 of 1% of the average daily net asset value of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Distributor collected sales charges of approximately $107,000 and $79,100, for Massachusetts and Massachusetts Insured, respectively, on Class A share purchases, of which approximately $98,300 and $68,000, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1997, the Distributor compensated authorized dealers directly with approximately $200 for Massachusetts and $300 for Massachusetts Insured in commission advances on Class C share sales. Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. Effective February 1, 1997, any such CDSC is to be retained by the Distributor to compensate for commissions advanced to authorized dealers. During the month ended February 28, 1997, no such CDSC was collected or retained by the

Distributor. Also effective February 1, 1997, all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. Accordingly, for the one month ended February 28, 1997, the Distributor received and retained all 12b-1 service and distribution fees on Class C shares. The 12b-1 service and distribution fees on Class C shares received by the Distributor for the eleven months ended January 31, 1997, were substantially all paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets
At February 28, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                          Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Capital paid-in                           $76,764,929             $61,542,917
Balance of undistributed net
 investment income                             73,250                  15,371
Accumulated net realized gain (loss)
  from investment transactions               (956,302)               (217,743)
Net unrealized appreciation
  of investments                            5,143,230               4,151,985
-------------------------------------------------------------------------------
Net assets                                $81,025,107             $65,492,530
-------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report
8. Investment Composition

Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                         Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Revenue Bonds:
  Health Care Facilities                 19%                     20%
  Educational Facilities                 13                      20
  Housing Facilities                     20                       2
  Other                                   2                       2
General Obligation Bonds                 21                      37
Escrowed Bonds                           25                      19
-------------------------------------------------------------------------------
                                        100%                    100%
-------------------------------------------------------------------------------

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (43% for Massachusetts and 100% for Massachusetts Insured). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares (see note
1).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                        Financial Highlights

                        Selected data for a share outstanding throughout each period is as follows:

                                      Operating Performance           Less Distributions
                                      ---------------------           ------------------


                                                          Net
                                Net             realized  and      Dividends                       Net     Total
                              asset                unrealized     from tax-                     asset    return
                              value        Net     gain (loss)   exempt net   Distributions     value    on net
                          beginning investment           from    investment    from capital    end of     asset
MASSACHUSETTS             of period   income++    investments        income           gains    Period    value+
---------------------------------------------------------------------------------------------------------------
Class A
Year ended,
  2/28/97                    $9.940      $.528         $(.073)       $(.505)         $  ---    $9.890      4.73%
  2/29/96                     9.560       .513           .388         (.521)            ---     9.940      9.62
9/6/94 to 2/28/95             9.540       .254           .025         (.259)            ---     9.560      3.05

Class C
Year ended,
  2/28/97                     9.890       .451          (.077)        (.434)            ---     9.830      3.90
  2/29/96                     9.510       .437           .392         (.449)            ---     9.890      8.87
10/5/94 to 2/28/95            9.280       .188           .254         (.212)            ---     9.510      4.86

Class R
Year ended,
  2/28/97                     9.910       .538          (.060)        (.528)            ---     9.860      4.99
  2/29/96                     9.540       .537           .378         (.545)            ---     9.910      9.80
  2/28/95                     9.940       .541          (.403)        (.538)            ---     9.540      1.64
  2/28/94                     9.910       .543           .038         (.541)          (.010)    9.940      5.96
  2/28/93                     9.210       .563           .704         (.563)          (.004)    9.910     14.21
3 months ended,  2/29/92      9.130       .146           .077         (.143)            ---     9.210      2.44

Year ended,
  11/30/91                    8.760       .577           .375         (.582)            ---     9.130     11.19
  11/30/90                    8.900       .587          (.144)        (.583)            ---     8.760      5.21
  11/30/89                    8.600       .587           .300         (.587)            ---     8.900     10.62
  11/30/88                    8.250       .581           .350         (.581)            ---     8.600     11.56
---------------------------------------------------------------------------------------------------------------

                      See notes on page 40.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                             Ratios/Supplemental Data
-----------------------------------------------------------------------------------
                                     Ratio                       Ratio
                                    of net                      of net
                    Ratio of    investment      Ratio of    investment
                    expenses     income to      expenses     income to
                  to average       average    to average       average
                  net assets    net assets    net assets    net assets
    Net assets        before        before         after         after    Portfolio
 end of period    reimburse-    reimburse-    reimburse-    reimburse-     turnover
(in thousands)          ment          ment        ment++        ment++         rate
-----------------------------------------------------------------------------------
       $ 7,200          1.01%         5.22%          .99%         5.24%          10%
         4,290          1.17          5.04          1.00          5.21            6
         1,067          1.87*         4.88*         1.00*         5.75*          17


           913          1.74          4.50          1.73          4.51           10
           638          2.24          3.96          1.75          4.45            6
           147          3.40*         3.46*         1.75*         5.11*          17


        72,912           .77          5.46           .75          5.48           10
        76,773           .82          5.42           .75          5.49            6
        71,568           .77          5.75           .75          5.77           17
        71,942           .81          5.32           .75          5.38            3
        53,231           .87          5.79           .75          5.91            5

        34,470           .71*         6.31*          .71*         6.31*           5

        31,150           .77          6.37           .75          6.39           19
        20,829           .85          6.58           .75          6.68           23
        15,513          1.09          6.30           .75          6.64           31
         9,485          1.24          6.25           .75          6.74           55
-----------------------------------------------------------------------------------

                                         Operating Performance             Less Distributions
                                      ---------------------------     -----------------------------
                                                              Net
                                 Net                 realized and     Dividends                           Net         Total
                               asset                   unrealized      from tax                         asset        return
                               value          Net     gain (loss)    exempt net     Distributions       value        on net
                           beginning   investment            from    investment      from capital      end of         asset
MASSACHUSETTS INSURED      of period     income++     investments        income             gains      period        value+
----------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,                $ 10.490         $.527          $(.120)      $(.517)             $   -    $ 10.380          4.02%
  2/28/97                    10.060          .512            .433        (.515)                 -      10.490          9.59
  2/29/97                    10.030          .249            .039        (.258)                 -      10.060          2.99
9/6/94 to 2/28/95

Class C
Year ended,
  2/28/97                    10.470          .449           (.129)       (.440)                 -      10.350          3.17
  2/29/96                    10.040          .434            .435        (.439)                 -      10.470          8.80
9/12/94 to 2/28/95            9.910          .202            .137        (.209)                 -      10.040          3.52

Class R
Year ended
  2/28/97                    10.500          .544           (.124)       (.540)                 -      10.380          4.16
  2/29/96                    10.060          .538            .445        (.543)                 -      10.500          9.99
  2/28/95                    10.450          .545            .386        (.549)                 -      10.060          1.77
  2/28/94                    10.440          .537               -        (.527)                 -      10.450          5.22
  2/28/93                     9.650          .551            .784        (.545)                 -      10.440         14.28
  2/29/92                     9.360          .570            .301        (.581)                 -       9.650          9.57
  2/28/91                     9.140          .568            .219        (.567)                 -       9.360          8.95
  2/28/90                     8.960          .571            .178        (.569)                 -       9.140          8.52
  2/28/89                     9.030          .576           (.070)       (.576)                 -       8.960          5.84
  2/29/88                     9.540          .582           (.510)       (.582)                 -       9.030          1.14
====================================================================================================================================

                *  Annualized.

                +  Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

                ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see note 6 of the Notes to
                   Financial Statements).


                40

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                           Ratios/Supplemental Data
--------------------------------------------------------------------------------
                                    Ratio                     Ratio
                                   of net                    of net
                    Ratio of   investment     Ratio of   investment
                    expenses    income to     expenses    income to
                  to average      average   to average      average
                  net assets   net assets   net assets   net assets
    Net assets        before       before        after        after   Portfolio
 end of period    reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)          ment         ment       ment++       ment++        rate
--------------------------------------------------------------------------------
 $ 7,459               1.04%         5.02%         104%        5.02%         10%
   5,291               1.09          4.92         1.07         4.94           1
   1,956               1.36*         5.13*        1.15*        5.34*         10


     957               1.78          4.29         1.78         4.29          10
     706               1.81          4.20         1.81         4.20           1
     338               2.07*         4.41*        1.90*        4.58*         10


  57,076                .80          5.26          .80         5.26          10
  60,102                .81          5.21          .81         5.21           1
  57,137                .79          5.54          .79         5.54          10
  58,255                .84          5.09          .84         5.09           3
  47,098                .86          5.47          .86         5.47           2
  28,189                .72          5.93          .72         5.93           5
  15,625                .85          6.19          .85         6.19           6
   8,649               1.20          5.94          .97         6.17          15
   5,404               1.87          5.54          .97         6.44          41
   4,895               1.75          5.37          .59         6.53          42
--------------------------------------------------------------------------------

41

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois

April 11, 1997

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report

                          Shareholder Meeting Report
                          Massachusetts

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------
  (A)  Bremner            For                    476,409      63,314   5,088,135
                          Withhold                 4,499          --     104,687
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (B)  Brown              For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (C)  Dean               For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (D)  Impellizzeri       For                    476,409      63,314   5,091,322
                          Withhold                 4,499          --     101,500
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (E)  Rosenheim          For                    476,409      63,314   5,085,392
                          Withhold                 4,499          --     107,430
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (F)  Sawers             For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (G)  Schneider          For                    476,409      63,314   5,088,135
                          Withhold                 4,499          --     104,687
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (H)  Schwertfeger       For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
Div vs. Non-Div           For                    305,953      55,354   4,379,770
                          Against                  9,017         291     150,934
                          Abstain                 32,612       5,536     236,021
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
AMT Bonds                 For                    304,223      52,197   4,185,267
                          Against                  1,941       5,536     273,576
                          Abstain                 41,418       3,448     307,882
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
                          ------------------------------------------------------

                          Shareholder Meeting Report
                          Massachusetts -- continued

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Investment Grade          For                    315,887      59,857   4,411,039
                          Against                  2,276          --      78,933
                          Abstain                 29,419       1,324     276,753
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
Illiquid Securities       For                    285,440      52,197   3,958,641
                          Against                 19,926       5,536     458,823
                          Abstain                 42,216       3,448     349,261
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,067
--------------------------------------------------------------------------------
Unseasoned Issuers        For                    298,882      54,321   3,982,363
                          Against                 10,316       5,536     324,293
                          Abstain                 38,384       1,324     460,069
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
Average Maturity          For                    306,129      59,857   4,393,301
                          Against                    178          --      57,952
                          Abstain                 41,275       1,324     315,472
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
Temporary Investments     For                    300,638      59,857   4,296,326
                          Against                  2,784          --     135,716
                          Abstain                 44,160       1,324     334,383
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,425
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,397
--------------------------------------------------------------------------------
Single Bank Limits        For                    299,388      54,321   4,132,821
                          Against                  2,038          --     273,335
                          Abstain                 46,156       6,860     360,269
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,425
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,397
--------------------------------------------------------------------------------
Reorganization            For                    310,281      60,890   4,419,155
                          Against                  1,818          --      73,301
                          Abstain                 35,483         291     274,269
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
                          ------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report

                          Shareholder Meeting Report
                          Massachusetts Insured

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------
  (A)  Bremner            For                    447,354      47,619   3,591,154
                          Withhold                 1,954          --     104,096
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,965,250
--------------------------------------------------------------------------------
  (B)  Brown              For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (C)  Dean               For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (D)  Impellizzeri       For                    447,354      47,619   3,591,154
                          Withhold                 1,954          --     104,096
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (E)  Rosenheim          For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (F)  Sawers             For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (G)  Schneider          For                    447,354      47,619   3,591,154
                          Withhold                 1,954          --     104,096
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (H)  Schwertfeger       For                    449,283      47,619   3,600,253
                          Withhold                    25          --      94,997
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
Div vs. Non-Div           For                    346,271      43,509   2,730,275
                          Against                  9,759       1,975     268,330
                          Abstain                  6,309       2,015     190,626
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
AMT Bonds                 For                    341,255      47,499   2,732,303
                          Against                  1,853          --     212,712
                          Abstain                 19,231          --     244,216
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
                          ------------------------------------------------------

                          Shareholder Meeting Report
                          Massachusetts Insured -- continued

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Investment Grade          For                    348,019      45,236   2,827,878
                          Against                  1,140       2,263     144,318
                          Abstain                 13,180          --     217,035
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Illiquid Securities       For                    330,225      46,501   2,615,512
                          Against                 12,305         998     295,493
                          Abstain                 19,809          --     278,226
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Unseasoned Issuers        For                    323,061      45,524   2,606,584
                          Against                 19,112       1,975     307,384
                          Abstain                 20,166          --     275,263
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Average Maturity          For                    343,769      47,499   2,797,573
                          Against                  8,773          --     138,445
                          Abstain                  9,797          --     253,213
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Temporary Investments     For                    334,348      45,236   2,725,729
                          Against                  8,435       1,265     213,371
                          Abstain                 19,556         998     250,131
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Single Bank Limits        For                    333,305      44,259   2,672,286
                          Against                 10,365       3,240     237,709
                          Abstain                 18,669          --     279,236
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Reorganization            For                    349,505      47,499   2,897,403
                          Against                  6,626          --     117,171
                          Abstain                  6,208          --     174,657
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
                          ------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report


                            Shareholder Information



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds/1/

State Funds
Alabama                       Michigan
Arizona                       Missouri
California/2/                 New Jersey/3/
Colorado                      New Mexico
Connecticut                   New York/2/
Florida/3/                    North Carolina
Georgia                       Ohio
Kansas                        Pennsylvania
Kentucky/4/                   South Carolina
Louisiana                     Tennessee
Maryland                      Virginia
Massachusetts/2/              Wisconsin


1. Long-term, insured long-term, intermediate-term and limited-term portfolios.

2.  Long-term and insured long-term portfolios.

3.  Long-term and intermediate-term portfolios.

4.  Long-term and limited-term portfolios.


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Margaret K. Rosenheim

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227


LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.


PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227

[NUVEEN LOGO]
Municipal
Bond Funds



January 31, 1997 and February 28, 1997



    Annual Report



Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO OF COUPLE SKIING APPEARS HERE]

New Jersey

Contents


 2  Dear Shareholder

 4  Answering Your Questions

 6  New Jersey Overview

 7  New Jersey Intermediate Overview

 9  Financial Section

47  Shareholder Meeting Report

51  Shareholder Information

52  Fund Information

                               Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


It is a pleasure to report to you on the performance of your funds and to welcome new investors to the Nuveen family of investments. Each of the funds in this report continued to achieve its goal of delivering attractive tax-free income from portfolios of quality municipal bonds, helping you to keep more of what you've earned.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing fund investment results and our service to you. We also have broadened our family of municipal bond funds to better meet your needs for attractive current income free from federal and, in some cases, state taxes. One of these key strategic steps was acquiring Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 municipal mutual funds to the Nuveen family, giving investors an expanded array of investment solutions for their personal portfolios. As we increased our product offerings, we also broadened the pricing options you have to purchase shares. We believe that all of this offers you even greater access to the municipal market plus additional expertise, resources, and services to serve you better.

In January, the Nuveen New Jersey Tax-Free Value Fund merged with the Flagship New Jersey Double Tax Exempt Fund to reduce operating expenses and to benefit shareholders. The combined fund's fiscal year end will now be February 28. The Nuveen Flagship Intermediate Municipal Bond Fund, a former Flagship fund, will continue forward, though its



TIMOTHY R. SCHWERTFEGER

"Nuveen will continue to create new investments to help investors keep more of what they have earned."


year end will change to February 28. The next report for the New Jersey funds will be the semi-annual report dated August 31, 1997.

Nuveen also has created new equity-based investments to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide prudent investors superior equity market performance with equal or less risk than the overall stock market. This month we introduced two new balanced mutual funds, each designed to give investors the combination of performance potential and income protection that comes from a carefully assembled balance of stocks and bonds.

We at Nuveen pride ourselves on providing attractive tax-free income with modest risk to more than 1.3 million shareholders. In conversations with investors, many of you have told me how important tax-free income is to maintaining a lifestyle that you have worked so hard to build. I appreciate the trust you have placed in us.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

March 17, 1997

Answering Your Questions

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.


[PHOTO OF TOM SPALDING APPEARS HERE]
TOM SPALDING


What key economic factors affected
these funds during the past year?

In 1996, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, euphoria in the equity market focused investors' attention on stocks and brought record amounts of new money into equity-based mutual funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in 1996.

What impact did interest rates have on performance?

Even with relative stability in 1996, interest rates continued to play a role in bond market performance. The Federal Reserve altered interest rates only once in 1996, with a 0.25% increase in January, but anticipation of further moves kept the markets restless the remainder of the year. This concern about potential changes in monetary policy continues into 1997, contributing to higher long-term interest rates.

"A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially for long-term issues."

How has the municipal market

performed during the past year?
The municipal market has not been as volatile as the Treasury market. The easing of the flat tax concerns in 1996 benefited municipals at a time when bond prices were otherwise suffering generally. Property and casualty companies were large buyers of municipals after Steven Forbes' withdrawal from the presidential primary race last year. Retail buyers came back into the municipal bond market in the fourth quarter, and institutional investors continue to be strong buyers. All of this helps to support municipal bond prices.

What is your approach to managing the funds?

We seek income consistent with preservation of capital. To accomplish this, we follow a value investing strategy that depends on obtaining detailed insights into the outlook for individual issuers and the characteristics of specific bonds -- assessments that are not yet recognized by the market as a whole. We target bonds that may be upgraded, a strategy that results in a higher level of quality and safety in the portfolios, as well as potential appreciation in asset value.

What is your outlook for the bond market in the next year?

A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially for long-term issues. Yields remain attractive, as inflation maintains the same modest pace that it has demonstrated over the past six years, giving every indication of being well under control. At the same time, economic expansion continues to be slow and steady, as evidenced by a lack of price pressure at the consumer and producer levels, strong consumer confidence, low unemployment figures, and a stable money supply.

Nuveen New Jersey Tax-Free Value Fund
January 31, 1997 Annual Report *



New Jersey Overview
A Shares



Highlights
-----------------------------------
Net Assets              $17,071,934
Net Asset Value              $10.22
Average Maturity              16.98
-----------------------------------

Total Return at NAV
-----------------------------------
1-Year                         3.31%
Since Inception                6.51%
-----------------------------------

Tax-Free Yields at Offer Price
-----------------------------------
SEC Yield                      4.61%
Distribution Yield             4.72%
-----------------------------------



* All information as of January 31, 1997, except for the Index Comparison chart, which shows the growth of a $10,000 investment in the Nuveen Flagship New Jersey Municipal Bond Fund from the funds inception through February 28, 1997.

** The Index Comparison shows change in value of a $10,000 investment in the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares at the time (4.50%) and all ongoing fund expenses.

   During the fiscal year, the fund's average annual total return on NAV for R Shares was 3.55%, and since their inception in February 1992 was 7.13%. For more information on share class total returns, turn to the Financial Highlights beginning on page 41.

[PIE CHART APPEARS HERE]


[PIE CHART APPEARS HERE]


[GRAPH APPEARS HERE]


[BAR CHART APPEARS HERE]

Nuveen Flagship New Jersey
Intermediate Municipal Bond Fund
February 28, 1997 Annual Report


New Jersey Intermediate Overview
A Shares

Fund Highlights
-----------------------------------------------
Net Assets                           $7,010,918
Net Asset Value                          $10.30
Average Maturity                           7.47
-----------------------------------------------

Total Return at NAV
-----------------------------------------------
1-Year                                     3.56%
Since Inception                            6.49%
-----------------------------------------------

Tax-Free Yields at Offer Price
-----------------------------------------------
SEC Yield                                  4.33%
Distribution Yield                         4.76%
-----------------------------------------------



* The Index Comparison shows change in value of a $10,000 investment in the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares at the time (3.00%) and all ongoing fund expenses.

[PIE CHART APPEARS HERE]


[PIE CHART APPEARS HERE]


[GRAPH APPEARS HERE]


[BAR CHART APPEARS HERE]

                               Financial Section


    Contents

10  Portfolio of Investments

27  Statement of Net Assets

28  Statement of Operations

29  Statement of Changes in Net Assets

31  Notes to Financial Statements

41  Financial Highlights


                Portfolio of Investments
                Nuveen New Jersey
                January 31, 1997
  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,415,000     The Delaware River and Bay Authority, Revenue Bonds                    1/04 at 102            Aaa    $ 1,295,532
                  Series 1993, 5.000%, 1/01/17

  1,000,000     New Jersey Economic Development Authority,                             4/97 at 102             A3      1,021,210
                  Gas Facilities Revenue Bonds, 1991 Series A
                  (Elizabethtown Gas Company Project), 6.750%, 10/01/21
                  (Alternative Minimum Tax)

    200,000     New Jersey Economic Development Authority, Lease Rental                 3/02 at 102           Aaa        223,158
                  Bonds, 1992 Series (Liberty State Park Project), 6.800%
                  3/15/22 (Pre-refunded to 3/15/02)

  1,000,000     New Jersey Economic Development Authority, Economic                   No Opt. Call            N/R      1,168,500
                  Development Bonds (Yeshiva K'Tana of Passaic -- 1992
                  Project), 8.000%, 9/15/18

  2,965,000     New Jersey Economic Development Authority, Economic                   No Opt. Call            N/R      3,107,231
                  Development Bonds (Bridgewater Resources, Inc.
                  Project) 1994 Series A, 8.375%, 11/01/04
                  (Alternative Minimum Tax)

    250,000     New Jersey Economic Development Authority, Solid Waste                 4/02 at 102            Aa1        268,300
                  Disposal Facility Revenue Bonds (Garden State Paper
                  Company, Inc. Project), Series 1992, 7.125%, 4/01/22
                  (Alternative Minimum Tax)

  1,215,000     New Jersey Economic Development Authority, Economic                   12/03 at 102            Aa3      1,226,166
                  Growth Bond, Composite Issue -- 1992 Second Series H,
                  5.300%, 12/01/07 (Alternative Minimum Tax)

    650,000     New Jersey Economic Development Authority, Market                      7/04 at 102            Aaa        674,707
                  Transition Facility Senior Lien Revenue Bonds,
                  Series 1994A, 5.875%, 7/01/11

    975,000     New Jersey Educational Facilities Authority, Trenton                   7/97 at 100             A+        976,892
                  State College Issue, Revenue Bonds, Series 1976 D,
                  6.750%, 7/01/08

    835,000     New Jersey Educational Facilities Authority, Princeton                 7/04 at 100            Aaa        867,198
                  University Revenue Bonds, 1994 Series A,
                  5.875%, 7/01/11

  1,930,000     New Jersey Health Care Facilities Financing Authority,                No Opt. Call            Aaa      2,272,729
                  Revenue Bonds, Hackensack Hospital Issue Series A,
                  8.750%, 7/01/09

  2,065,000     New Jersey Health Care Facilities Financing Authority,                 7/01 at 102             A1      2,324,323
                  Revenue Bonds, Series 1990-E (Kennedy Memorial
                  Hospital), 8.375%, 7/01/10


                                                                                                     Nuveen Municipal Bond Funds
                                                                                                                   Annual Report


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$   700,000     New Jersey Health Care Facilities Financing Authority                  7/00 at 102           Aaa     $   761,138
                  Revenue Bonds, Community Medical Center/Kensington
                  Manor Care Center Issue, Series E, 7.000%, 7/01/20

    480,000     New Jersey Health Care Facilities Financing Authority                  7/98 at 102             A         508,411
                  Revenue Bonds, Community Memorial Hospital
                  Association Issue, Series C, 8.000%, 7/01/14

  3,000,000     New Jersey Health Care Facilities Financing Authority                  7/99 at 102            A-       3,188,940
                  Revenue Bonds, Newton Memorial Hospital Issue,
                  Series A, 7.500%, 7/01/19

    400,000     New Jersey Health Care Facilities Financing Authority                  7/02 at 102             A         433,048
                  Refunding Revenue Bonds, Atlantic City Medical Center
                  Issue, Series C, 6.800%, 7/01/05

    800,000     New Jersey Health Care Facilities Financing Authority                  7/02 at 102           Ba1         827,152
                  Revenue Bonds, Palisades Medical Center, Obligated
                  Group Issue, Series 1992, 7.500%, 7/01/06

  1,750,000     New Jersey Housing Finance Agency, Special Pledge                     11/97 at 103            A1       1,810,148
                  Revenue Obligations, 1975 Series One, 9.000%, 11/10/18

  1,500,000     New Jersey Housing Mortgage Finance Agency,                            5/06 at 102           Aaa       1,529,040
                  Multifamily Housing Revenue Bonds, 1996 Series A,
                  6.200%, 11/01/18 (Alternative Minimum Tax)

  2,000,000     New Jersey Housing and Mortgage Finance Agency,                        5/05 at 102           Aaa       2,039,660
                  Multifamily Housing Revenue Bonds, 1995 Series A,
                  6.00%m 11/01/14

    700,000     New Jersey Housing and Mortgage Finance Agency,                        5/02 at 102            A+         752,605
                  Housing Revenue Bonds, 1992 Series A,
                  6.950%, 11/01/13

    335,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds,                No Opt. Call           AAA         403,471
                  1984 Series, 10.375%, 1/01/03

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991 C:
  1,750,000       6.500%, 1/01/08                                                     No Opt. Call          Baa1       1,929,918
    435,000       6.500%, 1/01/16                                                     No Opt. Call           Aaa         485,999

  1,000,000     State of New Jersey, General Obligation Bonds, Series D,              No Opt. Call           Aa1       1,069,770
                  5.800%, 2/15/07

  1,000,000     Pollution Control Financing Authority of Camden County                No Opt. Call          BBB+       1,023,830
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 C, 7.125%, 12/01/01
                  (Alternative Minimum Tax)


                Portfolio of Investments
                Nuveen New Jersey
                January 31, 1997
  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 2,645,000     Pollution Control Financing Authority of Camden County                12/01 at 102          BBB+     $ 2,723,953
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 D, 7.250%, 12/01/10

    500,000     The Essex County Improvement Authority (Essex County,                 12/02 at 102          Baa1         518,710
                  New Jersey), County Guaranteed Pooled Revenue Bonds,
                  Series 1992 A, 6.500%, 12/01/12

    500,000     The Board of Education of The Township of Hillsborough,               No Opt. Call            AA         525,730
                  in the County of Somerset, State of New Jersey,
                  General Obligation School Purpose Bonds, Series 1992,
                  5.875%, 8/01/11

    240,000     Hoboken Housing Finance Corporation, Multifamily                      No Opt. Call           AA+         241,495
                  Mortgage Revenue Bonds (Project Uplift - FHA
                  Section B), 1995 - A Refunding, 6.250%, 2/01/24

    400,000     The Hudson County Improvement Authority, Multifamily                   6/04 at 100           AAA         417,688
                  Housing Revenue Bonds, Series 1992 A (Conduit
                  Financing - Observer Park Project), 6.900%, 6/01/22
                  (Alternative Minimum Tax)

  1,560,000     The Board of Education of the Borough of Little Ferry,                No Opt. Call           N/R       1,579,016
                  Bergen County, New Jersey, Certificates of
                  Participation, 6.300%, 1/15/08

                The Board of Education of the Township of Monroe,
                In the county of Gloucester, New Jersey, School Bonds,
                Series 1993:
    725,000       5.200%, 8/01/11                                                     No Opt. Call           Aaa         718,381
    825,000       5.200%, 8/01/14                                                     No Opt. Call           Aaa         808,203

    500,000     North Bergen Housing Development Corporation (North                    9/09 at 100           N/R         510,310
                  Bergen, New Jersey), Mortgage Revenue Bonds,
                  Series 1978 (FHA Insured Mortgage Loan - Section 8
                  Assisted Project), 7.400%, 9/01/20

    300,000     The Township of North Bergen (Hudson County,                           8/02 at 102           Aaa         326,322
                  New Jersey), Fiscal Year Adjustment General Obligation
                  Bonds, Series 1992, 6.500%, 8/15/12

  2,350,000     The Ocean County Utilities Authority (New Jersey),                     4/97 at 100           Aaa       2,217,860
                  Wastewater Revenue Bonds, Refunding Series 1987,
                  5.000%, 1/01/14

  2,215,000     County of Passaic, State of New Jersey, General                       No Opt. Call           Aaa       2,179,892
                  Obligation Refunding Bonds, Series 1993,
                  5.125%, 9/01/12

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,100,000     Sparta Township School District, General Obligation                    9/06 at 100           AAA     $ 1,116,005
                  Bonds (Unlimited Tax), 5.800%, 9/01/18

    270,000     The Union County Utilities Authority (New Jersey),                     6/02 at 102           Aaa         287,137
                  Solid Waste System Revenue Bonds, Series D,
                  6.850%, 6/15/14 (Alternative Minimum Tax)

                The Union County Utilites Authority (New Jersey),
                Solid Waste System Revenue Bonds, 1991 Series A:
    195,000       7.100%, 6/15/06 (Alternative Minimum Tax)                            6/02 at 102            BB         200,004
  1,100,000       7.200%, 6/15/14 (Alternative Minimum Tax)                            6/02 at 102            BB       1,125,443

    100,000     University of Medicine and Denistry of New Jersey                     12/01 at 102            AA         110,229
                  Bonds, Series E, 6.500%, 12/01/18
                  (Pre-refunded to 12/01/01)

    300,000     The Wanaque Borough Sewerage Authority (Passaic                       12/02 at 102          Baa1         319,365
                  County, New Jersey), Sewer Revenue Bonds,
                  (Series 1992), (Bank Qualified), 7.000%, 12/10/21

  2,145,000     The Port Authority of New York and New Jersey,                         8/01 at 101           AA-       2,311,322
                  Consolidated Bonds, Seventy-Fourth Series,
                  6.750%, 8/01/26

  1,750,000     Virgin Islands Housing Finance Authority, Single-Family                3/05 at 102           AAA       1,198,465
                  Mortgage Revenue Refunding Bonds (GNMA
                  Mortgage-Backed Securities Program), 1995 Series A,
                  6.450%, 3/01/16 (Alternative Minimum Tax)

  2,000,000     Commonwealth of Puerto Rico, Public Improvement                    7/05 at 101 1/2           Aaa       2,020,960
                  Bonds of 1995 (General Obligation Bonds),
                  5.750%, 7/01/24

  1,000,000     Puerto Rico Aqueduct and Sewer Authority, Revenue                      7/98 at 102           AAA       1,076,190
                  Bonds, Series 1988A, 7.875%, 7/01/17
                  (Pre-refunded to 7/01/98)

     60,000     Puerto Rico Highway and Transportation Authority,                  7/02 at 101 1/2           AAA          67,080
                  Highway Revenue Bonds (Series T),
                  6.625%, 7/01/18 (Pre-refunded to 7/01/02)

                Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series P:
    790,000       7.000%, 7/01/07                                                     No Opt. Call          Baa1         902,875
  1,875,000       7.000%, 7/01/21 (Pre-refunded to 7/01/01)                            7/01 at 102           Aaa       2,104,837

  1,500,000     Puerto Rico Electric Power Authority, Power Revenue                    7/05 at 100          Baa1       1,377,344
                  Refunding Revenue Bonds, Series Z, 5.250%, 7/01/21


                                                                                                     Nuveen Municipal Bond Funds
                                                                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,000,000     Puerto Rico Industrial, Tourist, Educational, Medical                  1/05 at 102           Aaa     $ 1,055,510
                  and Environmental Control Facilities Financing
                  Authority, Hospital Revenue Bonds, 1995 Series A
                  (Hospital Auxilio Mutuo Obligated Group Project),
                  6.250%, 7/01/16
----------------------------------------------------------------------------------------------------------------------------------
$57,720,000     Total Investments --(cost $58,667,900) -- 96.2%                                                       60,229,402
===========-----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 2.6%

$   600,000     New Jersey Economic Development Authority,                                                VMIG-1         600,000
                  Dock Facility Revenue Refunding Bonds
                  (Bayonne/IMTT -- Bayonne Project), Series 1993A, Variable
                  Rate Demand Bonds, 3.400%, 12/01/27+

  1,000,000     Port Authority of New York and New Jersey, Variable Rate                                  VMIG-1       1,000,000
                  Demand Bonds, 3.650%, 6/01/20+
----------------------------------------------------------------------------------------------------------------------------------
$ 1,600,000     Total Temporary Investments -- 2.6%                                                                    1,600,000
===========-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 1.2%                                                                    758,683
                ------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                   $62,588,085
                ==================================================================================================================

                Summary of Ratings** -- Portfolio of Investments (excluding temporary investments)

                               Standard                                             Number             Market             Market
                               & Poor's                     Moody's          of Securities              Value            Percent
                ------------------------------------------------------------------------------------------------------------------
                                    AAA                         Aaa                     24        $26,147,162                 43%

                           AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                      7          5,753,012                  9

                                     A+                          A1                      4          5,863,968                 10

                                  A, A-                   A, A2, A3                      4          5,151,609                  8

                        BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                      7          8,795,995                 15

                           BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                      3          2,152,599                  4

                              Non-rated                   Non-rated                      4          6,365,057                 11
                ------------------------------------------------------------------------------------------------------------------
                TOTAL                                                                   53        $60,229,402                100%
                ==================================================================================================================
                *      Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                **     Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                       Poor's or Moody's rating.

                N/R -- Investment is not rated.

                +      The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                14                                                               See accompanying notes to financial statements.



                Portfolio of Investments             Nuveen Municipal Bond Funds
                                                                   Annual Report
                Nuveen Flagship New Jersey
                February 28, 1997

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,415,000     The Delaware River and Bay Authority, Revenue Bonds,                   1/04 at 102           Aaa     $ 1,311,564
                  Series 1993, 5.000%, 1/01/17

  1,000,000     New Jersey Economic Development Authority,                             4/97 at 102            A3       1,021,480
                  Gas Facilities Revenue Bonds, 1991 Series A
                  (Elizabethtown Gas Company Project), 6.750%, 10/01/21
                  (Alternative Minimum Tax)

    100,000     New Jersey Economic Development Authority, District                   12/03 at 102          BBB-         101,977
                  Heating and Cooling Revenue Bonds (Trigen - Trenton
                  Project), 1993 Series A, 6.200%, 12/01/10

    200,000     New Jersey Economic Development Authority, Lease                       3/02 at 102           Aaa         223,704
                  Rental Bonds, 1992 Series (Liberty State Park Project),
                  6.800%, 3/15/22 (Pre-refunded to 3/15/02)

  1,000,000     New Jersey Economic Development Authority, Economic                   No Opt. Call           N/R       1,175,020
                  Development Bonds (Yeshiva K'Tana of Passaic - 1992
                  Project), 8.000%, 9/15/18

  2,965,000     New Jersey Economic Development Authority, Economic                   No Opt. Call           N/R       3,115,385
                  Development Bonds (Bridgewater Resources, Inc.
                  Project), 1994 Series A, 8.375%, 11/01/04
                  (Alternative Minimum Tax)

    100,000     New Jersey Economic Development Authority, Water                       6/03 at 102           Aaa          93,609
                  Facilities Revenue Refunding Bonds (New Jersey
                  American Water Company Inc. Project), Series 1993,
                  5.500%, 6/01/23 (Alternative Minimum Tax)

    150,000     New Jersey Economic Development Authority, Water                       3/04 at 102           Aaa         151,617
                  Facilities Revenue Refunding Bonds (Hackensack
                  Water Company, Project - 1994 Series B), 5.900%,
                  3/01/24 (Alternative Minimum Tax)

    250,000     New Jersey Economic Development Authority, Solid                       4/02 at 102           Aa1         268,670
                  Waste Disposal Facility Revenue Bonds (Garden State
                  Paper Company, Inc. Project), 7.125%, 4/01/22
                  (Alternative Minimum Tax)

  1,215,000     New Jersey Economic Development Authority, Economic                   12/03 at 102           Aa3       1,230,005
                  Growth Bond, Composite Issue - 1992 Second Series H,
                  5.300%, 12/01/07 (Alternative Minimum Tax)

    185,000     New Jersey Economic Development Authority,                        12/02 at 101 1/2           Aa3         196,176
                  Economic Growth Bonds, Composite Issue - 1992
                  Second Series A3, 6.550%, 12/01/07 (Alternative
                  Minimum Tax)


                Portfolio of Investments

                February 28, 1997

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$   625,000     New Jersey Economic Development Authority,                             5/05 at 102           Aaa     $   658,650
                  Insured Revenue Bonds (Educational Testing
                  Service Issue), Series 1995B, 6.125%, 5/15/15

    300,000     New Jersey Economic Development Authority,                             7/04 at 102           Aaa         319,509
                  Revenue Bonds (RWJ Health Care Corp. at
                  Hamilton Obligated Group Project), Series 1994,
                  6.250%, 7/01/14

    450,000     New Jersey Economic Development Authority,                             7/06 at 102           Aaa         412,727
                  Revenue Bonds (Clara Maass Health System
                  Obligated Group Project), Series 1996,
                  5.000%, 7/01/25

    300,000     New Jersey Economic Development Authority,                             9/02 at 102           Aaa         309,060
                  State Contract Economic Recovery Bonds, Series
                  1992 - A, 6.000%, 3/15/21

    650,000     New Jersey Economic Development Authority, Market                      7/04 at 102           Aaa         678,665
                  Transition Facility Senior Lien Revenue Bonds,
                  Series 1994A, 5.875%, 7/01/11

    975,000     New Jersey Educational Facilities Authority, Trenton                   7/97 at 100            A+         977,272
                  State College Issue, Revenue Bonds, Series 1976 D,
                  6.750%, 7/01/08

    835,000     New Jersey Educational Facilities Authority, Princeton                 7/04 at 100           Aaa         870,780
                  University Revenue Bonds, 1994 Series A,
                  5.875%, 7/01/11

    410,000     New Jersey Educational Facilities Authority, Revenue                   7/03 at 102           Baa         391,710
                  Funding Bonds (Monmouth College), Series 1993 - A,
                  5.625%, 7/01/13

  1,930,000     New Jersey Health Care Facilities Financing Authority,                No Opt. Call           Aaa       2,307,026
                  Revenue Bonds, Hackensack Hospital Issue, Series A,
                  8.750%, 7/01/09

  2,065,000     New Jersey Health Care Facilities Financing Authority,                 7/01 at 102            A1       2,327,771
                  Revenue Bonds, Series 1990-E (Kennedy Memorial
                  Hospital), 8.375%, 7/01/10

    700,000     New Jersey Health Care Facilities Financing Authority,                 7/00 at 102           Aaa         762,202
                  Revenue Bonds, Community Medical Center/Kensington
                  Manor Care Center Issue, Series E, 7.000%, 7/01/20

    480,000     New Jersey Health Care Facilities Financing Authority,                 7/98 at 102             A         507,883
                  Revenue Bonds, Community Memorial Hospital
                  Association Issue Series C, 8.000%, 7/01/14


                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 3,000,000     New Jersey Health Care Facilities Financing Authority,                 7/99 at 102            A-     $ 3,189,840
                  Revenue Bonds, Newton Memorial Hospital Issue,
                  Series A, 7.500%, 7/01/19

    400,000     New Jersey Health Care Facilities Financing Authority,                 7/02 at 102             A         434,096
                  Refunding Revenue Bonds, Atlantic City Medical Center
                  Issue, Series C, 6.800%, 7/01/05

    800,000     New Jersey Health Care Facilities Financing Authority,                 7/02 at 102           Ba1         829,088
                  Revenue Bonds, Palisades Medical Center, Obligated
                  Group Issue, Series 1992, 7.500%, 7/01/06

    250,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         265,880
                  Revenue Bonds, Monmouth Medical Center Issue,
                  Series C, 6.250%, 7/01/16

    200,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         214,220
                  Bayonne Hospital Obligated Group, Revenue Bonds,
                  Series 1994, 6.250%, 7/01/12

    200,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         204,500
                  Revenue Bonds, Newark Beth Israel Medical Center
                  Issue, Series 1994, 6.000%, 7/01/16

    250,000     New Jersey Health Care Financing Authority, Refunding                  8/04 at 102           AAA         262,068
                  Revenue Bonds, Irrington General Hospital Issue
                  (FHA Insured Mortgage), Series 1994,
                  6.375%, 8/01/15

  1,750,000     New Jersey Housing Finance Agency, Special Pledge                     11/97 at 103            A1       1,811,618
                  Revenue Obligations, 1975 Series One, 9.000%,
                  11/01/18

  1,500,000     New Jersey Housing Mortgage Finance Agency,                            5/06 at 102           Aaa       1,535,055
                  Multi-Family Housing Revenue Bonds, 1996 Series A,
                  6.200%, 11/01/18 (Alternative Minimum Tax)

  2,000,000     New Jersey Housing and Mortgage Finance Agency,                        5/05 at 102           Aaa       2,047,200
                  Multi-Family Housing Revenue Bonds, 1995 Series A,
                  6.000%, 11/01/14

    700,000     New Jersey Housing and Mortgage Finance Agency,                        5/02 at 102            A+         753,116
                  Housing Revenue Bonds, 1992 Series A,
                  6.950%, 11/01/13

    500,000     New Jersey Housing and Mortgage Finance Agency,                       11/02 at 102            A+         526,975
                  Housing Revenue Bonds, 1992 Series One,
                  6.600%, 11/01/14


                Portfolio of Investments

                February 28, 1997

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                New Jersey Housing and Mortgage Finance Agency,
                Home Buyer Revenue Bonds, 1994 Series K:
$   250,000       6.300%, 10/01/16 (Alternative Minimum Tax)                           7/04 at 102           Aaa      $  256,538
    400,000       6.375%, 10/01/26 (Alternative Minimum Tax)                           7/04 at 102           Aaa         410,568

                New Jersey Sports and Exposition Authority, Convention
                Center Luxury Tax Bonds, 1992 A:
    250,000       6.250%, 7/01/20                                                      7/02 at 102           Aaa         265,283
    100,000       5.500%, 7/01/22                                                      7/02 at 102           Aaa          96,484

    335,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds,                No Opt. Call           AAA         402,546
                  1984 Series, 10.375%, 1/01/03

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991 C:
  1,750,000       6.500%, 1/01/08                                                     No Opt. Call          Baa1       1,941,170
    435,000       6.500%, 1/01/16                                                     No Opt. Call           Aaa         488,614

    200,000     New Jersey Wastewater Treatment Trust, Wastewater                      4/04 at 102           AA-         218,962
                  Treatment Bonds, Series 1994A, 6.500%, 4/01/14

  1,000,000     State of New Jersey, General Obligation Bonds, Series D,              No Opt. Call           Aa1       1,074,750
                  5.800%, 2/15/07

    200,000     The City of Atlantic City, In the County of Atlantic,                 No Opt. Call            A-         205,754
                  New Jersey, General Obligation General Improvement
                  Bonds, Series 1994, 5.650%, 8/15/04

    100,000     The City of Atlantic City, New Jersey, Municipal Utilities             5/02 at 102            A-          99,695
                  Authority Water System, Revenue Refunding Bonds,
                  Series 1993, 5.750%, 5/01/17

    100,000     County of Atlantic, New Jersey, General Improvements                   1/04 at 101           Aaa         106,889
                  Bonds, 6.000%, 1/01/07

    150,000     County of Bergen Utility Authority, Water Pollution Control           12/02 at 102           Aaa         156,671
                  System Revenue, Series 1992 - B, 6.000%, 12/15/13

    250,000     The Camden County Municipal Utilities Authority                        7/06 at 102           Aaa         238,433
                  (Camden County, New Jersey), County Agreement Sewer
                  Revenue Refunding Bonds, 1996 Series, 5.125%, 7/15/17

  1,000,000     Pollution Control Financing Authority of Camden County                No Opt. Call          BBB+       1,025,380
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 C, 7.125%, 12/01/01
                  (Alternative Minimum Tax)

  2,645,000     Pollution Control Finance Authority of Camden County                  12/01 at 102          BBB+       2,729,878
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 D, 7.250%, 12/01/10

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$   250,000     City of East Orange, In the County of Essex, New Jersey,              No Opt. Call           Aaa     $   315,210
                  Fiscal Year Adjustment Bonds (Qualified under the
                  Municipal Qualified Bond Act P.L. 1976, c. 38,
                  as Amended), 8.400%, 8/01/06

                The Essex County Improvement Authority (Essex County,
                New Jersey), City of Newark General Obligation Lease
                Revenue Bonds, Series 1994:
    300,000       6.350%, 4/01/07                                                      4/04 at 102          Baa1         311,190
    450,000       6.600%, 4/01/14                                                      4/04 at 102          Baa1         470,120

    100,000     The Essex County Improvement Authority (Essex County,                 12/04 at 102           Aaa         116,254
                  New Jersey), General Obligation Lease Revenue Bonds,
                  Series 1994 (County Jail and Youth House Projects),
                  6.900%, 12/01/14

    500,000     The Essex County Improvement Authority (Essex County,                 12/02 at 102          Baa1         520,455
                  New Jersey), County Guaranteed Pooled Revenue Bonds,
                  Series 1992A, 6.500%, 12/01/12

    250,000     The Board of Education of the Township of Hillsborough,               No Opt. Call            AA         529,490
                  In the County of Somerset, State of New Jersey, General
                  Obligation School Purpose Bonds, Series 1992, 5.875%,
                  8/01/11

    240,000     Hoboken Housing Finance Corporation, Multifamily                      No Opt. Call           AA+         242,177
                  Mortgage Revenue Bonds (Project Uplift - FHA
                  Section 8), 1995 - A Refunding, 6.250%, 2/01/24

    100,000     Parking Authority of the City of Hoboken, County of                    3/02 at 102          Baa1         102,928
                  Hudson, New Jersey, Parking General Revenue
                  Refunding Bonds, Series 1992A, 6.625%, 3/01/09

    250,000     The Hoboken - Union City Weehawken Sewerage Authority                  8/02 at 102           Aaa         264,043
                  (New Jersey), Sewer Revenue Bonds (Refunding
                  Series 1992), 6.200%, 8/01/19

    400,000     The Hudson County Improvement Authority, Multifamily                   6/04 at 100           AAA         418,252
                  Housing Revenue Bonds, Series 1992 A (Conduit
                  Financing - Observer Park Project), 6.900%, 6/01/22
                  (Alternative Minimum Tax)

  1,560,000     The Board of Education of the Borough of Little Ferry,                No Opt. Call           N/R       1,587,518
                  Bergen County, New Jersey, Certificates of
                  Participation, 6.300%, 1/15/08

     50,000     The Monmouth County Improvement Authority (Monmouth                    7/02 at 102           AA+          53,870
                  County, New Jersey), Revenue Bonds, Series 1992
                  (Howell Township Board of Education Project), 6.450%,
                  7/01/08


             Portfolio of Investments
             Nuveen Flagship New Jersey -- continued
             February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                The Board of Education of the Township of Monroe,
                In the County of Gloucester, New Jersey, School Bonds,
                Series 1993:
$   725,000       5.200%, 8/01/11                                                     No Opt. Call           Aaa      $  722,274
    825,000       5.200%, 8/01/14                                                     No Opt. Call           Aaa         815,933

    500,000     North Bergen Housing Development Corporation (North                    9/09 at 100           N/R         512,390
                  Bergen, New Jersey), Mortgage Revenue Bonds,
                  Series 1978 (FHA Insured Mortgage Loan -- Section 8
                  Assisted Project), 7.400%, 9/01/20

    300,000     The Township of North Bergen (Hudson County,                           8/02 at 102           Aaa         329,259
                  New Jersey), Fiscal Year Adjustment General Obligation
                  Bonds, Series 1992, 6.500%, 8/15/12

    200,000     North New Jersey District Water Supply Commission of the               7/03 at 102           Aaa         206,398
                  State of New Jersey, Wanaque South Project, Revenue
                  Refunding Bonds, Series 1993, 6.000%, 7/01/21

  2,350,000     The Ocean County Utilities Authority (New Jersey),                     4/97 at 100           Aaa       2,240,467
                  Wastewater Revenue Bonds, Refunding Series 1987,
                  5.000%, 1/01/14

    165,000     Parsippany -- Troy Hills Township, General Obligation,                No Opt. Call            Aa         100,734
                  Capital Appreciation Bonds, Series 1992, 0.000%,
                  4/01/07

  2,215,000     County of Passaic, State of New Jersey, General                       No Opt. Call           Aaa       2,198,388
                  Obligation Refunding Bonds, Series 1993,
                  5.125%, 9/01/12

  1,100,000     Sparta Township School District General Obligation                     9/06 at 100           AAA       1,119,690
                  Bonds (Unlimited Tax), 5.800%, 9/01/18

    250,000     The City of Union City, In the County of Hudson, State of             No Opt. Call           Aaa         279,645
                  New Jersey, General Obligation School Purpose Bonds,
                  Series 1992, 6.375%, 11/01/10

    250,000     Pollution Control Financing Authority of Union County                 No Opt. Call            A3         268,168
                  (New Jersey), Pollution Control Revenue Refunding
                  Bonds, American Cyanamid Company Issue, Series 1994,
                  5.800%, 9/01/09

    270,000     The Union County Utilities Authority (New Jersey),                     6/02 at 102           Aaa         287,582
                  Solid Waste System Revenue Bonds, Series D,
                  6.850%, 6/15/14 (Alternative Minimum Tax)

                The Union County Utilities Authority (New Jersey),
                Solid Waste System Revenue Bonds, 1991 Series A:
    195,000       7.100%, 6/15/06 (Alternative Minimum Tax)                            6/02 at 102            BB         200,503
  1,100,000       7.200%, 6/15/14 (Alternative Minimum Tax)                            6/02 at 102            BB       1,128,127


                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$  100,000      University of Medicine and Dentistry of New Jersey                    12/01 at 102            AA      $  110,522
                  Bonds, Series E, 6.500%, 12/01/18
                  (Pre-refunded to 12/01/01)

   300,000      The Wanaque Borough Sewerage Authority (Passaic                       12/02 at 102          Baa1         320,244
                  County, New Jersey), Sewer Revenue Bonds,
                  (Series 1992), (Bank Qualified), 7.000%, 12/01/21

    75,000      The Wanaque Valley Regional Sewerage Authority                         9/03 at 102           Baa         72,560
                  (Passaic County, New Jersey), Sewer Revenue
                  Bonds (1993 Series A), 6.125%, 9/01/22

 2,145,000      The Port Authority of New York and New Jersey,                         8/01 at 101           AA-      2,316,150
                  Consolidated Bonds, Seventy-Fourth Series,
                  6.750%, 8/01/26

   125,000      The Port Authority of New York and New Jersey,                        10/04 at 101           Aaa       136,249
                  Consolidated Bonds, Ninety-Sixth Series,
                  6.600%, 10/01/20 (Alternative Minimum Tax)

   200,000      The Port Authority of New York and New Jersey,                         6/05 at 101           AA-       200,366
                  Consolidated Bonds, One Hundredth Series,
                  5.750%, 12/15/20 (Alternative Minimum Tax)

   200,000      The Port Authority of New York and New Jersey,                         7/04 at 101           AA-       208,917
                  Consolidated Bonds, Ninety-Fifth Series,
                  5.875%, 7/15/09 (Alternative Minimum Tax)

 1,175,000      Virgin Islands Housing Finance Authority, Single Family                3/05 at 102           AAA     1,202,812
                  Mortgage Revenue Refunding Bonds (GNMA
                  Mortgage--Backed Securities Program), 1995 Series A,
                  6.450%, 3/01/16 (Alternative Minimum Tax)

 2,000,000      Commonwealth of Puerto Rico, Public Improvement                    7/05 at 101 1/2           Aaa     2,027,060
                  Bonds of 1995 (General Obligation Bonds),
                  5.750%, 7/01/24

   550,000      Commonwealth of Puerto Rico, Public Improvement                    7/06 at 101 1/2             A       523,562
                  Bonds of 1996 (General Obligation Bonds),
                  5.400%, 7/01/25

 1,000,000      Puerto Rico Aqueduct and Sewer Authority, Revenue                  7/06 at 101 1/2           AAA     1,074,630
                  Bonds, Series 1988A, 7.875%, 7/01/17
                  (Pre-refunded to 7/01/98)

   170,000      Puerto Rico Aqueduct and Sewer Authority, Refunding                7/06 at 101 1/2             A       157,012
                  Bonds, Series 1995, Guaranteed by the Commonwealth
                  of Puerto Rico, 5.000%, 7/01/15

    60,000      Puerto Rico Highway and Transportation Authority,                  7/02 at 101 1/2           AAA        67,245
                  Highway Revenue Bonds (Series T), 6.625%,
                  7/01/18 (Pre-refunded to 7/01/02)

                 Portfolio of Investments
                 Nuveen Flagship New Jersey -- continued
                 February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   225,000     Puerto Rico Commonwealth Highway Authority,                            7/00 at 100             A      $  225,888
                  Highway Revenue Bonds, Series 1990 --
                  Q, 6.000%, 7/01/20

                Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series P:
    790,000       7.000%, 7/01/07                                                     No Opt. Call          Baa1         907,686
  1,875,000       7.000%, 7/01/21 (Pre-refunded to 7/01/01)                            7/01 at 102           Aaa       2,109,767

    200,000     Puerto Rico Electric Power Authority, Power Revenue                7/02 at 101 1/2          Baa1         208,023
                  Bonds, Series R, 6.250%, 7/01/17

    250,000     Puerto Rico Electric Power Authority, Power Revenue                    7/04 at 102          Baa1         264,387
                  Bonds, Series T, 6.375%, 7/01/24

  1,500,000     Puerto Rico Electric Power Authority, Power Revenue                    7/05 at 100          Baa1       1,390,244
                  Refunding, Series Z, 5.250%, 7/01/21

  1,000,000     Puerto Rico Industrial, Tourist, Educational, Medical, and             1/05 at 102           Aaa       1,066,110
                  Environmental Control Facilities Financing Authority,
                  Hospital Revenue Bonds, 1995 Series A (Hospital
                  Auxilio Mutuo Obligated Group Project), 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------------------
$68,100,000     Total Investments -- (cost $68,883,751) -- 97.0%                                                      71,134,232
===========---------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 2.2%

$   600,000     New Jersey Economic Development Authority,                                                VMIG-1         600,000
                  Dock Facility Revenue Refunding Bonds
                  (Bayonne/IMTT -- Bayonne Project), Series 1993A, Variable
                  Rate Demand Bonds, 3.150%, 12/01/27+

  1,000,000     Port Authority of New York and New  Jersey, Variable Rate                                 VMIG-1       1,000,000
                  Demand Bonds, 3.450%, 6/01/20+
--------------------------------------------------------------------------------------------------------------------------------
$ 1,600,000     Total Temporary Investments -- 2.2%                                                                    1,600,000
===========---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.8%                                                                    582,190
--------------------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                   $73,316,422
                ================================================================================================================

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

             Summary of Ratings** -- Portfolio of Investments (excluding temporary investments)

                               Standard                                             Number             Market             Market
                               & Poor's                     Moody's          of Securities              Value            Percent
---------------------------------------------------------------------------------------------------------------------------------
                                    AAA                         Aaa                     47        $32,047,330                 45%

                           AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                     13          6,750,789                 10

                                     A+                          A1                      5          6,396,752                  9

                                  A, A-                   A, A2, A3                     10          6,633,378                  9

                        BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                     15         10,757,952                 15

                           BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                      3          2,157,718                  3

                              Non-rated                   Non-rated                      4          6,390,313                  9
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL                                                                   97        $71,134,232                100%
=================================================================================================================================
                *      Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                **     Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                       Poor's or Moody's rating.

                N/R -- Investment is not rated.

                +      The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                23                                                               See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship New Jersey Intermediate
                 February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   100,000     The Board of Education of the City of Atlantic City,                  12/02 at 102           Aaa        $107,148
                  In the County of Atlantic, New Jersey, School Bonds,
                  Series 1992, 6.000%, 12/01/06

    250,000     The Atlantic City Municipal Utilities Authority, Atlantic              5/02 at 102            A-         252,473
                  County, New Jersey, Water System Revenue Bonds,
                  Series 1990, 5.650%, 5/01/07

    100,000     County of Camden, New Jersey, General Obligation                      No Opt. Call           Aaa         104,867
                  Refunding Bonds, Series 1992, 5.500%, 6/01/02

    320,000     The Essex County Improvement Authority (Essex County,                  4/04 at 102           Baa1        331,936
                  New Jersey), City of Newark General Obligation,
                  Lease Revenue Bonds, Series 1994, 6.350%, 4/01/07

    330,000     Parking Authority of the City of Hoboken, County of                   No Opt. Call           Baa1        341,464
                  Hudson, New Jersey, Parking General Revenue
                  Refunding Bonds, Series 1992A, 5.850%, 3/01/00

    400,000     The City of Jersey City (Hudson County, New Jersey),                  No Opt. Call            AA         435,280
                  School Bonds, 6.500%, 2/15/02

    250,000     The Mercer County Improvement Authority, Mercer County,               No Opt. Call            Aa         179,208
                  New Jersey, Revenue Bonds (Hamilton Board of
                  Education Lease Project, Township Guaranteed
                  Refunding Series 1992), 0.000%, 4/01/04

    100,000     The Monmouth County Improvement Authority                              7/02 at 102           AA+         107,703
                  (Monmouth County, New Jersey), Revenue Bonds,
                  Series 1992 (Howell Township Board of Education
                  Project), 6.000%, 7/01/03

    100,000     Township of Montclair, In the County of Essex, New                 3/00 at 101 1/2           Aaa         103,965
                  Jersey, General Obligation Bonds, 5.800%, 3/01/06

    250,000     New Jersey Economic Development Authority, District                   12/03 at 102          BBB-         260,770
                  Heating and Cooling Revenue Bonds, 6.100%, 12/01/04

    150,000     New Jersey Economic Development Authority, Electric                   No Opt. Call           BB+         153,486
                  Energy Facility Revenue Bonds (Vineland Cogeneration
                  Limited Partnership Project), Series 1992, 6.750%, 6/01/99

    100,000     New Jersey Economic Development Authority, Economic                   No Opt. Call            A1         103,376
                  Development Refunding Bonds (Burlington Coat
                  Factory Warehouse of New Jersey, Inc. -- 1985 Project),
                  5.400%, 9/01/03

    200,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         212,840
                  Revenue Bonds, Newark Beth Israel Medical Center
                  Issue, Series 1994, 5.800%, 7/01/07

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   100,000     New Jersey Health Care Facilities  Financing Authority,                7/02 at 102           Aaa        $106,232
                  West Jersey Health System, Series 1992, 6.000%, 7/01/07

    250,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         275,968
                  Revenue Bonds, Bayonne Hospital Obligated Group
                  Issue, Series 1994, 6.400%, 7/01/07

    250,000     New Jersey Health Care Facilities Financing Authority,                No Opt. Call           Aaa         264,695
                  Revenue Bonds, Monmouth Medical Center Issue,
                  Series C, 5.700%, 7/01/02

    250,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         269,218
                  Revenue Bonds, Dover General Hospital and Medical
                  Center Issue, Series 1994, 5.900%, 7/01/05

    480,000     New Jersey Economic Development Authority, Insured                    No Opt. Call           Aaa         500,563
                  Revenue Bonds (Educational Testing Service Issue),
                  Series 1995B, 5.500%, 5/15/05

    300,000     New Jersey Economic Development Authority, Market                     No Opt. Call           Aaa         340,806
                  Transition Facility Senior Lien Revenue Bonds,
                  Series 1994A, 7.000%, 7/01/04

    100,000     New Jersey Sports and Exposition Authority, Convention                 7/02 at 102           Aaa         106,676
                  Center Luxury Tax Bonds, 1992 Series A, 6.000%, 7/01/07

    200,000     State of New Jersey General Obligation Bonds,                         No Opt. Call           Aa1         152,934
                  Refunding Bonds (Series D), 0.000%, 2/15/03

    140,000     New Jersey Educational Authority, Seton Hall Facilities                7/01 at 102          Baa1         151,739
                  University Project Revenue Bonds, 1991 Series,
                  Project D, 6.600%, 7/01/02

    330,000     New Jersey Educational Facilities Authority, Higher                   No Opt. Call          BBB+         342,573
                  Education Facilities Revenue Bonds, St. Peter's College
                  Issue, 1992 Series B, 6.000%, 7/01/99

    160,000     New Jersey Educational Facilities Authority, Stevens                   7/02 at 102            A-         173,296
                  Institute of Technology Issue Revenue Bonds,
                  1992 Series A, 6.400%, 7/01/03

     85,000     Higher Education Assistance Authority (State of New                    7/02 at 102            A+          85,217
                  Jersey), Student Loan Revenue Bonds, 1992
                  Series A, 6.000%, 1/01/06

    175,000     New Jersey Transportation Trust Fund Authority,                        6/05 at 102           Aaa         175,886
                  Transportation System Bonds, 1995 Series A,
                  5.250%, 6/15/09

    100,000     North Jersey District Water Supply Commission of the                   7/03 at 102           Aaa         106,608
                  State of New Jersey, Wanaque South Project, Revenue
                  Refunding Bonds, Series 1993, 5.700%, 7/01/05

                 Portfolio of Investments
                 Nuveen Flagship New Jersey Intermediate -- continued February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   200,000     County of Ocean, New Jersey, General Improvement                      10/01 at 102            Aa        $215,074
                  Bonds, Series 1991A, 6.250%, 10/01/06

    185,000     The Board of Education of the City of Perth Amboy,                    No Opt. Call           Aaa         202,277
                  In the County of Middlesex, New Jersey,
                  School Bonds, 6.200%, 8/01/04

    200,000     The Port Authority of New York and New Jersey                          7/04 at 101           AA-         208,434
                  Consolidated Bonds, Ninety-Fifth Series,
                  5.500%, 7/15/05

    100,000     South Jersey Transportation Authority, Transportation                 11/02 at 102           Aaa         106,714
                  Revenue Bonds, 1992 Series, 5.900%, 11/01/06

    125,000     Township of Woodbridge, In the County of Middlesex,                    8/02 at 102            A1         134,358
                  State of New Jersey, 6.150%, 8/15/06

    300,000     The Port Authority of New York and New Jersey, Special                No Opt. Call           N/R         323,684
                  Project Bonds, Series 4, 7.000%, 10/01/07

    250,000     Puerto Rico Electric Power Authority, 5.900%, 7/01/01                 No Opt. Call          Baa1         262,742
--------------------------------------------------------------------------------------------------------------------------------
$ 6,930,000     Total Investments -- (cost $6,838,216) -- 102.7%                                                       7,200,210
===========---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- (2.7)%                                                                 (189,292)
                ----------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                    $7,010,918
                ================================================================================================================

                Summary of Ratings** -- Portfolio of Investments

                               Standard                                          Number of             Market             Market
                               & Poor's                     Moody's             Securities              Value            Percent
                ----------------------------------------------------------------------------------------------------------------
                                    AAA                         Aaa                     15         $2,984,463                 40%
                           AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                      6          1,298,633                 18
                                     A+                          A1                      3            322,951                  5
                                  A, A-                   A, A2, A3                      2            425,769                  6
                        BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                      6          1,691,224                 24
                           BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                      1            153,486                  2
                              Non-rated                   Non-rated                      1            323,684                  5
                ----------------------------------------------------------------------------------------------------------------
                Total                                                                   34         $7,200,210                100%
                ================================================================================================================

                *      Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                **     Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                       Poor's or Moody's rating.

                N/R -- Investment is not rated.


                26                                                               See accompanying notes to financial statements.

                                                                                           Nuveen Municipal Bond Funds
                                                                                                         Annual Report
   Statement of Net Assets

                                                                                                       Nuveen Flagship
                                                                          Nuveen    Nuveen Flagship         New Jersey
                                                                     New Jersey*         New Jersey       Intermediate
                                                                     -------------------------------------------------
                                                                         1/31/97            2/28/97            2/28/97
----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)        $60,229,402        $71,134,232         $7,200,210
Temporary investments in short-term municipal securities,
  at amortized cost (note 1)                                           1,600,000          1,600,000                 --
Receivables:
  Interest                                                               763,197          1,072,312             93,875
  Shares sold                                                            116,197            105,279                 --
  Investments sold                                                        10,000                 --                 --
Other assets                                                               5,808             26,712             13,389
----------------------------------------------------------------------------------------------------------------------
     Total assets                                                     62,724,604         73,938,535          7,307,474
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                             3,008            158,129            160,364
Payable for shares redeemed                                               40,447            147,650             75,316
Accrued expenses:
  Management fees (note 6)                                                28,933             31,048              3,021
  Other                                                                   64,131             69,856             28,713
Dividends payable                                                             --            215,430             29,142
----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                   136,519            622,113            296,556
----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                  $62,588,085        $73,316,422         $7,010,918
======================================================================================================================
Class A Shares (note 1)
Net assets                                                           $17,071,934        $27,879,126         $7,010,918
Shares outstanding                                                     1,671,230          2,717,000            680,702
Net asset value and redemption price per share                       $     10.22        $     10.26             $10.30
Offering price per share (net asset value per share plus
  maximum sales charge of 4.50%, 4.20% and 3.00%,
  respectively, of offering price)                                   $     10.70        $     10.71             $10.62
======================================================================================================================
Class B Shares (note 1)
Net assets                                                                   N/A        $    74,217                N/A
Shares outstanding                                                           N/A              7,230                N/A
Net asset value, offering and redemption price per share                     N/A        $     10.26                N/A
======================================================================================================================
Class C Shares (note 1)
Net assets                                                           $ 2,610,879        $ 2,712,111                 --
Shares outstanding                                                       255,888            264,614                 --
Net asset value, offering and redemption price per share             $     10.20        $     10.25                 --
======================================================================================================================
Class R Shares (note 1)
Net assets                                                           $42,905,272        $42,650,968                 --
Shares outstanding                                                     4,195,136          4,151,700                 --
Net asset value, offering and redemption price per share             $     10.23        $     10.27                 --
======================================================================================================================

     * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

     N/A - Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
           Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

                                 See accompanying notes to financial statements.

                            Statement of Operations

                                                                                   Nuveen Flagship
                                                     Nuveen     Nuveen Flagship         New Jersey
                                                New Jersey*          New Jersey       Intermediate
                                               ---------------------------------------------------
                                                 Year ended     One month ended  Nine months ended
                                                    1/31/97             2/28/97            2/28/97
--------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)              $3,525,548            $363,696           $319,418
--------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                           324,016              31,048             28,675
 12b-1 service fees -- Class A (notes 1
  and 6)                                             35,270               4,293             11,368
 12b-1 distribution and service fees --
  Class B (notes 1 and 6)                               N/A                  15                N/A
 12b-1 distribution and service fees --
  Class C (notes 1 and 6)                            19,286               1,534                 --
 Shareholders' servicing agent fees and
  expenses                                           85,895               5,968             12,024
 Custodian's fees and expenses                       46,622               3,664             30,802
 Trustees' fees and expenses (note 6)                 1,002                 117                195
 Professional fees                                   15,660               1,796              8,333
 Shareholders' reports - printing and
  mailing expenses                                   32,296               2,913             10,270
 Federal and state registration fees                  5,092                  --                 --
 Amortization of deferred organization
  costs                                               7,390                  --              8,020
 Other expenses                                       3,381                 101                169
--------------------------------------------------------------------------------------------------
  Total expenses before expense
   reimbursement                                    575,910              51,449            109,856
 Expense reimbursement from investment
  adviser (note 6)                                  (79,514)            (25,690)           (71,304)
--------------------------------------------------------------------------------------------------
  Net expenses                                      496,396              25,759             38,552
--------------------------------------------------------------------------------------------------
   Net investment income                          3,029,152             337,937            280,866
--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investment
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                       (98,679)                 --             35,472
Net change in unrealized appreciation or
 depreciation of investments                       (891,352)            328,719             90,246
--------------------------------------------------------------------------------------------------
   Net gain (loss) from investments                (990,031)            328,719            125,718
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations       $2,039,121            $666,656           $406,584
==================================================================================================

          * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

          N/A - Nuveen New Jersey was not authorized to issue Class B Shares.
                Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.


                                 See accompanying notes to financial statements.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report
             Statement of Changes in Net Assets

                                                          Nuveen              Nuveen Flagship
                                                        New Jersey*                New Jersey
                                                 -------------------------    ---------------
                                                  Year ended    Year ended    One month ended
                                                     1/31/97       1/31/96            2/28/97
--------------------------------------------------------------------------    ---------------
Operations
Net investment income                            $ 3,029,152   $ 2,617,653    $       337,937
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                       (98,679)      (30,019)                --
Net change in unrealized appreciation or
  depreciation of investments                       (891,352)    3,249,789            328,719
--------------------------------------------------------------------------    ---------------
Net increase in net assets from operations         2,039,121     5,837,423            666,656
--------------------------------------------------------------------------    ---------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                           (704,372)     (329,633)          (125,569)
  Class B                                                N/A           N/A                (49)
  Class C                                            (82,289)      (32,025)           (10,843)
  Class R                                         (2,250,619)   (2,282,656)          (200,899)
--------------------------------------------------------------------------    ---------------
Decrease in net assets from
  distributions to shareholders                   (3,037,280)   (2,644,314)          (337,360)
--------------------------------------------------------------------------    ---------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen New Jersey
  (note 1)                                                --            --         62,588,085
Net proceeds from shares issued in the
  reorganization of Flagship New Jersey
  (note 1)                                                --            --         10,797,401
Net proceeds from sale of shares                  14,264,870    12,793,035            859,670
Net asset value of shares issued to
  shareholders due to reinvestment
  of distributions                                 2,264,231     1,765,951                 --
--------------------------------------------------------------------------    ---------------
                                                  16,529,101    14,558,986         74,245,156
--------------------------------------------------------------------------    ---------------
Cost of shares redeemed                           (7,972,757)   (5,509,237)        (1,308,030)
--------------------------------------------------------------------------    ---------------
Net increase (decrease) in net assets derived
  from Fund share transactions                     8,556,344     9,049,749         72,937,126
--------------------------------------------------------------------------    ---------------
Net increase (decrease) in net assets              7,558,185    12,242,858         73,266,422
--------------------------------------------------------------------------    ---------------
Net assets at the beginning of year               55,029,900    42,787,042             50,000
--------------------------------------------------------------------------    ---------------
Net assets at the end of year                    $62,588,085   $55,029,900    $    73,316,422
==========================================================================    ===============
Balance of undistributed net investment
  income at end of year                          $        --   $     8,128    $           577
==========================================================================    ===============

     * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

     N/A - Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
           Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

                                 See accompanying notes to financial statements.


Statement of Changes in Net Assets


                                                        Nuveen Flagship New Jersey Intermediate*
                                                        ----------------------------------------
                                                         Nine months ended            Year ended
                                                                   2/28/97               5/31/96
------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $   280,866           $   447,320
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                   35,472                12,478
Net change in unrealized appreciation or depreciation
  of investments                                                    90,246               (98,145)
------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         406,584               361,653
------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                         (282,787)             (446,648)
  Class B                                                              N/A                   N/A
  Class C                                                               --                    --
  Class R                                                               --                   N/A
------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (282,787)             (446,648)
------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen New Jersey
  (note 1)                                                              --                    --
Net proceeds from shares issued in the
  reorganization of Flagship New Jersey
  (note 1)                                                              --                    --
Net proceeds from sale of shares                                   300,959             1,086,130
Net asset value of shares issued to shareholders due to
  reinvestment of distributions                                    174,134               265,262
------------------------------------------------------------------------------------------------
                                                                   475,093             1,351,392
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (1,905,553)           (2,165,321)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from Fund share transactions                                  (1,430,460)             (813,929)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           (1,306,663)             (898,924)
------------------------------------------------------------------------------------------------
Net assets at the beginning of year                              8,317,581             9,216,505
------------------------------------------------------------------------------------------------
Net assets at the end of year                                  $ 7,010,918           $ 8,317,581
================================================================================================
Balance of undistributed net investment income
  at end of year                                               $        33           $     1,954
================================================================================================

* Nuveen Flagship New Jersey Intermediate information included for the year ended May 31, 1996, reflects the financial information of Flagship New Jersey Intermediate (see note 1 of the Notes to Financial Statements).

N/A - Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
      Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.


                                 See accompanying notes to financial statements.

          Notes to Financial Statements           Nuveen Municipal Bond Funds
                                                                Annual Report






          1. General Information and Significant Accounting Policies

          The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("Nuveen Flagship New Jersey") and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("Nuveen Flagship New Jersey Intermediate"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

          The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

          After the close of business on January 31, 1997, Nuveen New Jersey Tax-Free Value Fund ("Nuveen New Jersey") and Flagship's New Jersey Double Tax Exempt Fund ("Flagship New Jersey") reorganized into Nuveen Flagship New Jersey. Flagship's New Jersey Intermediate Tax Exempt Fund ("Flagship New Jersey Intermediate") was reorganized into the Trust and renamed Nuveen Flagship New Jersey Intermediate. Prior to these reorganizations, Nuveen New Jersey was a series of the Nuveen Multistate Tax-Free Trust while Flagship New Jersey and Flagship New Jersey Intermediate were each a sub-trust of the Flagship Tax Exempt Funds Trust. Nuveen New Jersey had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship New Jersey which has a February 28 fiscal year end. Flagship New Jersey Intermediate had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

          Each Fund seeks to provide high double or triple tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

          The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

          Securities Valuation

          The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

          Securities Transactions

          Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Trust has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. The Funds had no such purchase commitments at the end of the periods covered by this report.

          Interest Income

          Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

          Dividends and Distributions to Shareholders

          Nuveen New Jersey and Nuveen Flagship New Jersey, for the periods covered by this report, and Nuveen Flagship New Jersey Intermediate, from February 1, 1997, to February 28, 1997, declared tax-exempt net investment income as a dividend monthly and payment was made or reinvestment was credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship New Jersey Intermediate was declared as a dividend daily and payment was made on the last business day of each month.

          Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of ordinary taxable income from investment transactions, where applicable.

          Income Taxes

          Each Fund is a separate taxpayer for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the periods covered by this report have been designated Exempt Interest Dividends.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report


          Flexible Sales Charge Program

          Each Fund of the Trust offers Class A, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class C Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a contingent deferred sales charge ("CDSC") of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances. Nuveen Flagship New Jersey also offers Class B Shares which are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC up to 5% depending upon the length of time the shares are held (CDSC declines to 0% at the end of six years).

          Derivative Financial Instruments

          The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the periods covered by this report.

          Expense Allocation

          Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

          Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                             Nuveen New Jersey*
                                                ----------------------------------------------------
                                                        Year ended               Year ended
                                                         1/31/97                   1/31/96
                                                ----------------------------------------------------
                                                    Shares        Amount       Shares         Amount
----------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                           798,711   $ 8,132,760      765,342    $ 7,757,684
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                           182,286     1,861,710       56,488        573,759
 Class R                                           418,474     4,270,400      440,121      4,461,592

Shares issued in the reorganization of
 Nuveen New Jersey:
 Class A                                               ---           ---          ---            ---
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                               ---           ---          ---            ---
 Class R                                               ---           ---          ---            ---

Shares issued in the reorganization of
 Flagship New Jersey:
 Class A                                               ---           ---          ---            ---
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                               ---           ---          ---            ---
 Class R                                               ---           ---          ---            ---

Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                            49,041       499,709       17,820        181,529
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                             4,353        44,287        1,638         16,615
 Class R                                           168,605     1,720,235      154,754      1,567,807
----------------------------------------------------------------------------------------------------
                                                 1,621,470    16,529,101    1,436,163     14,558,986
----------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                          (201,249)   (2,042,963)     (40,094)      (406,168)
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                           (33,320)     (335,344)      (3,290)       (32,865)
 Class R                                          (550,089)   (5,594,450)    (500,152)    (5,070,204)
----------------------------------------------------------------------------------------------------
                                                  (784,658)   (7,972,757)    (543,536)    (5,509,237)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                            836,812   $ 8,556,344      892,627    $ 9,049,749
====================================================================================================

     * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

N/A -- Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
       Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

                                       Nuveen Flagship New Jersey                  Nuveen Flagship New Jersey Intermediate*
                                  -------------------------------            ----------------------------------------------------
                                            One month ended                       Nine months ended              Year ended
                                               2/28/97                                 2/28/97                     5/31/96
                                  -------------------------------            ----------------------------------------------------
                                     Shares                Amount            Shares               Amount     Shares    Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                             39,089           $   402,796            29,384          $   300,959    105,150   $ 1,086,130
 Class B                              6,006                61,899               N/A                  N/A        N/A           N/A
 Class C                              8,563                88,093               ---                  ---        ---           ---
 Class R                             29,727               306,882               ---                  ---        N/A           N/A
Shares issued in the
 reorganization
 of Nuveen
 New Jersey:
 Class A                           1,671,230            17,071,934              ---                  ---        ---           ---
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                             255,888             2,610,879              ---                  ---        ---           ---
 Class R                           4,195,136            42,905,272              ---                  ---        N/A           N/A
Shares issued in the
 reorganization
 of Flagship
 New Jersey:
 Class A                           1,056,994            10,797,401              ---                  ---        ---           ---
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                                 ---                   ---              ---                  ---        ---           ---
 Class R                                 ---                   ---              ---                  ---        N/A           N/A
Shares issued to
 shareholders due
 to reinvestment
 of distributions:
 Class A                                 ---                   ---           17,041              174,134     25,702       265,262
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                                 ---                   ---              ---                  ---        ---           ---
 Class R                                 ---                   ---              ---                  ---        N/A           N/A
                                   ---------            ----------           ------              -------    -------     ---------
                                   7,262,633            74,245,156           46,425              475,093    130,852     1,351,392
                                   ---------            ----------           ------              -------    -------     ---------
Shares redeemed:
 Class A                             (51,537)             (530,506)        (185,962)          (1,905,553)  (209,872)   (2,165,321)
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                              (1,062)              (10,935)             ---                  ---        ---           ---
 Class R                             (74,385)             (766,589)             ---                  ---        N/A           N/A
                                   ---------            ----------           ------              -------    -------     ---------
                                    (126,984)           (1,308,030)        (185,962)          (1,905,553)  (209,872)   (2,165,321)
                                   ---------            ----------          -------            ---------    -------     ---------
Net increase (decrease)             7,135,649           $72,937,126        (139,537)         $(1,430,460)   (79,020)  $  (813,929)
                                    =========            ==========         =======            =========    =======     =========

* Nuveen Flagship New Jersey Intermediate information included for the year ended May 31, 1996, reflects the financial information of Flagship New Jersey Intermediate (see note 1 of the Notes to Financial Statements).

N/A -- Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
       Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

3. Distributions to Shareholders
On March 7, 1997, the Nuveen Flagship Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                 Nuveen Flagship              Nuveen Flagship
                                      New Jersey      New Jersey Intermediate
-----------------------------------------------------------------------------
Dividend per share:
 Class A                                  $.0465                       $.0421
 Class B                                   .0401                          N/A
 Class C                                   .0418                        .0374
 Class R                                   .0483                        .0438
=============================================================================

N/A - Nuveen Flagship New Jersey Intermediate is not authorized to issue
      Class B Shares.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments, were as follows:

                                                                                                         Nuveen Flagship
                                                                 Nuveen          Nuveen Flagship              New Jersey
                                                             New Jersey               New Jersey            Intermediate
                                                            ------------------------------------------------------------
                                                             Year ended          One month ended       Nine months ended
                                                                1/31/97                  2/28/97                 2/28/97
------------------------------------------------------------------------------------------------------------------------
Purchases
Investments in municipal securities                         $14,065,387              $       ---              $  817,828
Investments in municipal securities in the
 reorganization of Nuveen New Jersey                                ---               58,667,900                     ---
Investments in municipal securities in the
 reorganization of Flagship New Jersey                              ---               10,232,563                     ---
Temporary municipal investments                              16,400,000                  400,000                     ---
Temporary municipal investments in the
 reorganization of Nuveen New Jersey                                ---                1,600,000                     ---

Sales
Investments in municipal securities                           5,905,125                      ---               2,109,785
Temporary municipal investments                              14,800,000                  400,000                     ---
========================================================================================================================

The identified cost of investments owned for the federal income tax purposes was the same as the cost for financial reporting purposes for the periods covered by this report.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report


The Nuveen Flagship Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                   Nuveen  Nuveen Flagship
                                                 Flagship       New Jersey
                                              New Jersey*     Intermediate
                                              ----------------------------
                                                  2/28/97          2/28/97
--------------------------------------------------------------------------
Expiration year:
 2002                                            $170,150         $    ---
 2003                                             424,626          198,683
 2004                                             116,050              ---
--------------------------------------------------------------------------
Total                                            $710,826         $198,683
==========================================================================

* Due to the reorganization of Nuveen New Jersey and Flagship New Jersey into Nuveen Flagship New Jersey (see note 1 of the Notes to Financial Statements), Nuveen New Jersey and Flagship New Jersey had net capital losses from investment transactions of $576,597 and $134,229, respectively, which were carried forward into Nuveen Flagship New Jersey, as permitted under applicable tax regulations.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments were as follows:

                                                                Nuveen Flagship
                                    Nuveen     Nuveen Flagship       New Jersey
                                New Jersey          New Jersey     Intermediate
                                -----------------------------------------------
                                   1/31/97             2/28/97          2/28/97
-------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                   $1,859,073          $2,464,264         $363,882
 Depreciation                     (297,571)           (213,783)          (1,888)
-------------------------------------------------------------------------------
Net unrealized appreciation     $1,561,502          $2,250,481         $361,994
===============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                  Management Fee
-------------------------------------------------------------
For the first $125 million                        .5500 of 1%
For the next $125 million                         .5375 of 1
For the next $250 million                         .5250 of 1
For the next $500 million                         .5125 of 1
For the next $1 billion                           .5000 of 1
For net assets over $2 billion                    .4750 of 1
-------------------------------------------------------------

Prior to the reorganization (see note 1 of the Notes to Financial
Statements) Nuveen Flagship New Jersey Intermediate paid a management fee of .50 of 1%.

From inception of Nuveen New Jersey on December 13, 1991, through January 31, 1997, the Adviser waived part of its management fees or reimbursed certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of each class excluding any 12b-1 fees applicable to Class A and Class C Shares. From inception of Nuveen Flagship New Jersey on February 1, 1997, through July 31, 1997, the Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of each class, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. In addition, the Adviser may also voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the fiscal year ended January 31, 1997, for Nuveen New Jersey, the Distributor received 12b-1 distribution and service fees, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected approximately $203,300 of sales charge on purchases, of which $184,300 was paid out as concessions to authorized dealers.

During the one month ended February 28, 1997, for Nuveen Flagship New Jersey, the Distributor compensated authorized dealers directly with approximately $1,900 in commission advances on Class B and Class C Share sales. Class B and Class C Shares purchased are subject to a contingent deferred sales charge to be received by the Distributor if the shares are redeemed within a specified period of purchase. For the period February 1, 1997, through February 28, 1997, the Distributor received approximately $100 in such contingent deferred sales charges. The Distributor also received 12b-1 distribution and service fees, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments. In addition, the Distributor collected approximately $3,000 of sales charge on purchases, of which $2,900 was paid out as concessions to authorized dealers.

During the nine months ended February 28, 1997, for Nuveen Flagship New Jersey Intermediate, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected 12b-1 service fees, substantially all of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments. Additionally, the Distributor collected approximately $6,300 of sales charge on purchases of which $5,000 was paid out as concessions to authorized dealers.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report


7. Composition of Net Assets
There were an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                         Nuveen    Nuveen Flagship
                                          Nuveen       Flagship         New Jersey
                                      New Jersey     New Jersey       Intermediate
                                     ---------------------------------------------
                                         1/31/97        2/28/97            2/28/97
----------------------------------------------------------------------------------
Capital paid-in                      $61,608,174    $71,781,229         $6,847,574
Balance of undistributed net
 investment income                           ---            577                 33
Accumulated net realized gain (loss)
 from investment transactions           (581,591)      (715,865)          (198,683)
Net unrealized appreciation or
 depreciation of investments           1,561,502      2,250,481            361,994
----------------------------------------------------------------------------------
 Net assets                          $62,588,085    $73,316,422         $7,010,918
==================================================================================

8. Investment Composition
The Funds invest in municipal securities which include general obligation, escrowed and revenue bonds. The revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                        Nuveen     Nuveen Flagship
                                      Nuveen          Flagship          New Jersey
                                  New Jersey        New Jersey        Intermediate
                                  ------------------------------------------------
                                     1/31/97           2/28/97             2/28/97
----------------------------------------------------------------------------------
Revenue Bonds:
 Health Care Facilities               15%               15%               16%
 Pollution Control                     9                10                15
 Housing Facilities                   14                14                --
 Educational Facilities                5                 5                11
 Transportation                       10                 9                 4
 Water/Sewer Facilities                4                 5                 5
 Lease Rental Facilities               3                 3                 5
 Electric Utilities                    4                 4                 4
 Other                                10                 9                11
General Obligation Bonds              16                17                29
Escrowed Bonds                        10                 9                --
----------------------------------------------------------------------------------
                                     100%              100%              10%
==================================================================================

Certain long-term and intermediate-term investments owned by the Funds are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (40% for Nuveen New Jersey, 42% for Nuveen Flagship New Jersey and 41% for Nuveen Flagship New Jersey Intermediate). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third-party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights

             Financial Highlights


             Selected data for a share outstanding throughout each period is as follows:


                                            Operating Performance               Less distributions
                                          --------------------------       ----------------------------




                                                                 Net
                                   Net                    realized &       Dividends                            Net      Total
                                 asset                    unrealized       from tax-                          asset     return
                                 value           Net     gain (loss)      exempt net      Distributions       value     on net
Nuveen Flagship              beginning    investment            from      investment       from capital      end of      asset
New Jersey**                 of period      income++     investments          income              gains      period     value+
---------------------------------------------------------------------------------------------------------------------------------
Class A
One month ended 2/28/97        $10.220         $.046          $ .041          $(.047)            $    -     $10.260        .85%

Year ended 1/31,
 1997                           10.400          .478           (.148)          (.510)                 -      10.220       3.31
 1996                            9.730          .519            .685           (.534)                 -      10.400      12.63
9/6/94 to 1/31/95               10.030          .205           (.209)          (.210)             (.086)      9.730        .02
Class B
One month ended 2/28/97         10.220          .049            .031           (.040)                 -      10.260        .78
Class C
One month ended 2/28/97         10.200          .042            .050           (.042)                 -      10.250        .90

Year ended 1/31,
 1997                           10.380          .410           (.158)          (.432)                 -      10.200       2.53
 1996                            9.710          .443            .683           (.456)                 -      10.380      11.80
9/12/94 to 1/31/95               9.770          .159           (.050)          (.169)                 -       9.710       1.16
Class R
One month ended 2/28/97         10.230          .048            .040           (.048)                 -      10.270        .86

Year ended 1/31,
 1997                           10.410          .491           (.137)          (.534)                 -      10.230       3.55
 1996                            9.740          .551            .677           (.558)                 -      10.410      12.88
 1995                           10.710          .524           (.886)          (.522)             (.086)      9.740      (3.27)
 1994                            9.960          .513            .810           (.513)             (.060)     10.710      13.60
 1993                            9.525          .445            .431           (.441)                 -       9.960       9.36
12/13/91 to 1/31/92              9.525             -               -               -                  -       9.525          -
-------------------------------------------------------------------------------------------------------------------------------

See notes on page 44.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

                                       Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------

                                                                          Ratio                     Ratio
                                                                         of net                    of net
                                                 Ratio of            investment     Ratio of   investment
                                                 expenses             income to     expenses    income to
                                               to average               average   to average      average
                                               net assets            net assets   net assets   net assets
                             Net assets            before                before        after        after    Portfolio
                          end of period        reimburse-            reimburse-   reimburse-   reimburse-     turnover
                         (in thousands)              ment                  ment       ment++       ment++         rate
----------------------------------------------------------------------------------------------------------------------------------
Class A
One month ended 2/28/97         $27,879              1.01%*                5.43%*        .55%*       5.89%*          -%*

Year ended 1/31,
 1997                            17,072              1.13                  4.85         1.00         4.98           10
 1996                            10,661              1.25                  4.85         1.00         5.10           39
9/6/94 to 1/31/95                 2,741              1.31*                 5.03*        1.00*        5.34*          32
Class B
One month ended 2/28/97              74              1.77*                 5.71*        1.27*        6.21*           -

One month ended 2/28/97           2,712              1.56*                 4.89*        1.10*        5.35*           -

Year ended 1/31,
 1997                             2,611              1.88                  4.09         1.75         4.22           10
 1996                             1,065              1.96                  4.16         1.75         4.37           39
9/12/94 to 1/31/95                  464              2.00*                 4.37*        1.75*        4.62*          32
Class R
One month ended 2/28/97          42,651               .81*                 5.63*         .35*        6.09*           -

Year ended 1/31,
 1997                            42,905               .89                  5.10          .75         5.24           10
 1996                            43,304               .98                  5.20          .75         5.43           39
 1995                            39,582               .89                  5.18          .75         5.32           32
 1994                            36,462               .98                  4.61          .75         4.84           52
 1993                            16,208              1.43*                 4.28*         .75*        4.96*           9
12/13/91 to 1/31/92                  15                 -                     -            -            -            -
----------------------------------------------------------------------------------------------------------------------------------



                                          Operating Performance          Less distributions
                                          ---------------------    -----------------------------


                                                            Net
                                    Net              realized &    Distributions                          Net  Total
                                  asset              unrealized        from tax-                        asset return
Nuveen Flagship                   value        Net  gain (loss)       exempt net   Distributions        value on net
New Jersey                    beginning investment         from       investment   from capital        end of  asset
Intermediate**                of period   income++  investments           income          gains       period  value+
---------------------------------------------------------------------------------------------------------------------
Class A
Nine months ended 2/28/97       $10.140      $.378       $ .162          $(.380)         $    -      $10.300    5.41%
Year ended 5/31,
 1996                            10.250       .510        (.110)          (.510)              -       10.140    3.89
 1995                            10.040       .500         .220           (.510)              -       10.250    7.42
 1994                            10.150       .530        (.100)          (.520)          (.020)***   10.040    4.27
9/16/92 to 5/31/93                9.700       .340         .450           (.340)              -       10.150   11.07
---------------------------------------------------------------------------------------------------------------------


    *   Annualized.

    ** Nuveen Flagship New Jersey information included prior to the one month ended February 28, 1997, reflects the financial highlights of Nuveen New Jersey. Nuveen Flagship New Jersey Intermediate information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship New Jersey Intermediate.

    *** The amounts shown reflect distributions in excess of capital gains.

    + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class B and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

     ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (see note 6 of the Notes to Financial Statements).

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report




                                  Ratios/Supplemental data
---------------------------------------------------------------------------------
                                      Ratio                     Ratio
                                     of net                    of net
                      Ratio of   investment     Ratio of   investment
                      expenses    income to     expenses    income to
                    to average      average   to average      average
                    net assets   net assets   net assets   net assets
        Net assets      before       before        after        after   Portfolio
     period end of  reimburse-   reimburse-   reimburse-   reimburse-    turnover
    (in thousands)        ment         ment       ment++       ment++        rate
---------------------------------------------------------------------------------

            $7,011        1.93%*       3.69%*        .68%*       4.94%*        11%

             8,318        1.71         3.79          .60         4.90          17
             9,217        1.81         3.92          .69         5.04          35
             9,321        1.81         3.45          .16         5.10          27
             5,649        2.70*        2.54*         .40*        4.84*         29
=================================================================================

             Report of Independent Public Accountants



             To the Board of Trustees and Shareholders of Nuveen Multistate Tax-Free Trust and
             Nuveen Flagship Multistate Trust II:

             We have audited the accompanying statement of net assets of Nuveen Multistate Tax-Free Trust (a Massachusetts business trust comprising the Nuveen New Jersey Tax-Free Value Fund), including the portfolio of investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon and we have audited the accompanying statements of net assets for the Nuveen Flagship Multistate Trust II (a Massachusetts business trust comprising the Nuveen Flagship New Jersey and New Jersey Intermediate Funds), including the portfolios of investments, as of February 28, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods indicated thereon, except for the financial statements and financial highlights for the Nuveen Flagship New Jersey Intermediate Bond Fund for the years ended May 31, 1996 and prior which were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securites owned by the Nuveen New Jersey Tax-Free Value Fund as of January 31, 1997, and by the Nuveen Flagship New Jersey and New Jersey Intermediate Municipal Bond Funds as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Multistate Tax-Free Trust as of January 31, 1997, and the Nuveen Flagship Multistate Trust II as of February 28, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

             ARTHUR ANDERSEN LLP

             Chicago, Illinois

             March 21, 1997

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report



                  Shareholder Meeting Report
                  Nuveen New Jersey

                  On January 10, 1997, the Nuveen New Jersey Tax-Free Value Fund held a Special Meeting of Shareholders. At that meeting, shareholders approved the following matters:

                                                        A Shares     C Shares       R Shares
--------------------------------------------------------------------------------------------
(1)  Election of the Fund's
     Board of Trustees:
--------------------------------------------------------------------------------------------
     (A)  Bremner                  For                   883,908      139,347      2,859,654
                                   Withhold                4,755            -         43,708
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (B)  Brown                    For                   883,908      139,347      2,861,911
                                   Withhold                4,755            -         41,451
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (C)  Dean                     For                   883,908      139,347      2,861,911
                                   Withhold                4,755            -         41,451
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (D)  Impellizzeri             For                   883,908      139,347      2,861,537
                                   Withhold                4,755            -         41,825
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (E)  Rosenheim                For                   883,533      139,347      2,861,461
                                   Withhold                5,130            -         41,901
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (F)  Sawers                   For                   883,908      139,347      2,861,539
                                   Withhold                4,755            -         41,823
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (G)  Schneider                For                   883,908      139,347      2,861,911
                                   Withhold                4,755            -         41,451
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (H)  Schwertfeger             For                   883,908      139,347      2,861,539
                                   Withhold                4,755            -         41,823
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
(2)  Fund Reorganization           For                   661,399      110,803      2,562,193
                                   Against                16,695            -         56,043
                                   Abstain                18,620       16,793         91,716
                                   ---------------------------------------------------------
                                   Total                 696,714      127,596      2,709,952
--------------------------------------------------------------------------------------------
                                   Broker Non Votes      191,949       11,751        193,410
                                   ---------------------------------------------------------

                     Shareholder Meeting Report
                     Flagship New Jersey


                     On January 10, 1997, the Flagship New Jersey Double Tax Exempt Fund held a Special Meeting of Shareholders. At that meeting, shareholders approved the following matters:

                                                                         For      Withhold          Total
---------------------------------------------------------------------------------------------------------
1  Elections of the Fund's
   Board of Trustees:

     (A) Bremner                                                     974,673        10,500        985,173
     (B) Brown                                                       974,673        10,500        985,173
     (C) Dean                                                        974,673        10,500        985,173
     (D) Impellizzeri                                                974,673        10,500        985,173
     (E) Rosenheim                                                   974,673        10,500        985,173
     (F) Sawers                                                      974,673        10,500        985,173
     (G) Schneider                                                   974,673        10,500        985,173
     (H) Schwertfeger                                                974,673        10,500        985,173
---------------------------------------------------------------------------------------------------------

                                                                                                   Broker
                                                For         Against     Abstain        Total    Non-Votes
---------------------------------------------------------------------------------------------------------
2  Advisory Agreement was reached as follows:   884,640       3,705      26,950      915,295       69,878

3  12b-1 Plan was reached as follows:           806,758      19,083      89,454      915,295       69,878

4  Reorganization was reached as follows:       573,140       5,682      20,665      599,487      385,686
---------------------------------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report



                  Shareholder Meeting Report
                  Flagship New Jersey Intermediate


                  On January 10, 1997, the Flagship New Jersey Intermediate Tax Exempt Fund held a Special Meeting of Shareholders. At that meeting, shareholders approved the following matters:

                                                                                                       Broker
                                                    For         Against     Abstain        Total    Non-Votes
-------------------------------------------------------------------------------------------------------------
1  Approval of a new investment advisory
   agreement with Nuveen Advisory Corp.
   was reached as follows:                          509,069      22,791      11,345      543,205       46,731

2  Approval of an Agreement and Plan of
   Reorganization and the transaction
   contemplated thereby was reached as follows:     387,801      15,046      13,933      416,780      173,156

3  Approve certain changes to the Trust's
   investment objective and fundamental policies
   was reached as follows:
     (A) Investment Objective                       386,586      28,647       1,547      416,780      173,156
     (B) Investment Assets                          386,586      28,647       1,547      416,780      173,156
     (C) Type of Securities                         386,586      28,647       1,547      416,780      173,156
     (D) Borrowing                                  386,586      28,647       1,547      416,780      173,156
     (E) Pledges                                    386,586      28,647       1,547      416,780      173,156
     (F) Senior Securities                          386,586      28,647       1,547      416,780      173,156
     (G) Underwriting                               386,586      28,647       1,547      416,780      173,156
     (H) Real Estate                                386,586      28,647       1,547      416,780      173,156
     (I) Commodities                                386,586      28,647       1,547      416,780      173,156
     (J) Loans                                      386,586      28,647       1,547      416,780      173,156
     (K) Short Sales/Margin Purchases               384,586      28,647       3,547      416,780      173,156
     (L) Put and Call Options                       384,586      28,647       3,547      416,780      173,156
     (M) Industry Concentration                     386,586      28,647       1,547      416,780      173,156
     (N) Affiliate Purchases                        384,586      28,647       3,547      416,780      173,156
     (O) Investment Companies                       386,586      28,647       1,547      416,780      173,156
4  12b-1 Fees                                       503,511      28,349      11,345      543,205       46,731
-------------------------------------------------------------------------------------------------------------

                           Shareholder Meeting Report
                           Flagship New Jersey Intermediate
                           -- continued

                                                        For  Withhold      Total
--------------------------------------------------------------------------------
5  Approval of the Trustees to the Board of
   Trustees of the Fund was reached as follows:

     (A) Bremner                                    571,080    18,856    589,936
     (B) Brown                                      571,080    18,856    589,936
     (C) Dean                                       571,080    18,856    589,936
     (D) Impellizzeri                               571,080    18,856    589,936
     (E) Rosenheim                                  571,080    18,856    589,936
     (F) Sawers                                     571,080    18,856    589,936
     (G) Schneider                                  571,080    18,856    589,936
     (H) Schwertfeger                               571,080    18,856    589,936
--------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

                          Shareholder Information


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

National Funds/1/

State Funds
Alabama             Michigan
Arizona             Missouri
California/2/       New Jersey/3/
Colorado            New Mexico
Connecticut         New York/2/
Florida/3/          North Carolina
Georgia             Ohio
Kansas              Pennsylvania
Kentucky/4/         South Carolina
Louisiana           Tennessee
Maryland            Virginia
Massachusetts/2/    Wisconsin

1. Long-term, insured long-term, intermediate-term and limited-term portfolios.
2.  Long-term and insured long-term portfolios.
3.  Long-term and intermediate-term portfolios.
4.  Long-term and limited-term portfolios.


                          To purchase additional shares of your Nuveen
                          Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

                          You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

                          For more information on the service options listed above, call your adviser, or Nuveen at (800) 621-7227.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Margaret K. Rosenheim

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, Colorado 80217-5330

(800) 621-7227

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
JOHN NUVEEN, SR.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized municipal research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286

(800) 621-7227


                                                                      VAN-2-1.97

NUVEEN

Municipal
Bond Funds

February 28, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO OF COUPLE APPEARS HERE]

New York

Contents



 2 Dear Shareholder

 4 Answering Your Questions

 6 New York Overview

 8 New York Insured Overview

11 Financial Section

51 Shareholder Meeting Results

52 Shareholder Information

53 Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

It is my pleasure to report to you on the performance of the Nuveen Flagship New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund, and to welcome new investors to our family of investments. Both of these funds rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the funds added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen Flagship New York Municipal Bond Fund's A shares were receiving dividends providing an annualized tax-free current yield on net asset value of 4.61%, while investors in the Nuveen New York Insured Municipal Bond Fund's A shares were receiving 4.38% annually. To receive these yields on an after-tax basis, investors in the 40.5% federal and state income tax bracket would have had to receive 7.75% and 7.36%, respectively, from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array of tax-free investment solutions for their personal portfolios. As we increase our product offerings, we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

"Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you."

In January, the Nuveen New York Tax-Free Value Fund merged with the Flagship New York Tax-Exempt Fund to reduce operating expenses and to benefit shareholders. The combined fund's fiscal year end will now be February 28. The next report for the New York funds will be the semiannual report dated August 31, 1997.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TOM SPALDING APPEARS HERE]

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What key economic factors affected these funds during the past year?

In the last 12 months, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

Given this market environment, how did the funds perform?

Both the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund rewarded investors with total returns on net asset value for the period, recording price changes and reinvested dividends of 5.08% and 4.02%, respectively. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

What strategies did you employ to add value?

The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve fund portfolios. For example, we were able to enhance the durability of the funds' dividends by

"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."

purchasing bonds with longer call protection. These bonds were less in demand as interest rates began to rise in 1996, creating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

What is the current status of New York's municipal market?

1997 is proving to be an eventful year in the New York municipal marketplace. Deregulation in both the health care and electric utility industries is expected to lead to lower costs and various realignments in relative credit quality. Most prominent in this development is the proposed partial takeover of Long Island Lighting's assets by the State of New York, which would sell $7.2 billion in tax-exempt bonds. The sale would be the largest municipal bond issue in United States history, and is expected to have dramatic effects upon the New York bond market. Major ratings changes included an upgrade to the Metropolitan Transportation Authority's Transit Facility Revenue Bonds, and a long overdue downgrade for the City of Syracuse General Obligation Bonds. Many challenges lie ahead for New York bondholders, including the long term effects of welfare reform and lingering economic problems in upstate and western New York cities.

What is the current economic outlook?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that -- in combination with the attractive yields currently available -- increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.

                                   New York
                                   Overview


                           [PIE CHART APPEARS HERE]

Credit Quality

NR 1%
AAA 29%
AA 12%
A 12%
BB 1%
BBB 45%

                           [PIE CHART APPEARS HERE]

Diversification

Lease Rental 20%
Educational Facilities 16%
Transportation 3%
General Obligations 12%
Other 8%
Health Care Facilities 7%
Escrowed Bonds 11%
Water and Sewer 3%
Housing Facilities 20%


Fund Highlights
----------------------------------------------------------------------------------
Share Class                                         A        B        C          R
Inception Date                                   9/94     2/97     9/94      12/86
Net Asset Value (NAV)                          $10.53   $10.53   $10.56   $  10.55
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Net Assets ($000)                                                   $228,362
Average Weighted Maturity (years)                                             21.1
Duration (years)                                                               7.5
----------------------------------------------------------------------------------

Annualized Total Return(1)
----------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)        B        C          R
1-Year                                5.07%     0.66%    4.26%    4.31%      5.26%
5-Year                                7.32%     6.40%    6.62%    6.65%      7.63%
10-Year                               6.99%     6.53%    6.27%    6.26%      7.28%
----------------------------------------------------------------------------------

Tax-Free Yields
----------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)        B        C          R
Dist Rate                             5.39%     5.16%    4.64%    4.84%      5.58%
SEC 30-Day Yld                        4.61%     4.42%    3.66%    3.86%      4.86%
Taxable Equiv Yld(2)                  7.75%     7.43%    6.15%    6.49%      8.17%
----------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a (4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 40.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                    Nuveen Flagship New York Municipal Bond Fund
                                                 February 28, 1997 Annual Report

*The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

[GRAPH APPEARS HERE]

[PLOT POINTS TO COME]

--Lehman Brothers Municipal Bond Index                 $20,863
--Nuveen Flagship New York Municipal Bond Fund (NAV) $19,641 --Nuveen Flagship New York Municipal Bond Fund (Offer) $18,816 Past Performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

[PLOT POINTS TO COME]

In December 1996, shareholders received a capital gains distribution of $0.043 per share.

                               New York Insured
                               Overview

Credit Quality

[PIE CHART APPEARS HERE]

AA   1%
AAA 99%

Diversification

[PIE CHART APPEARS HERE]

Other                   6%
Health Care Facilities  9%
Water and Sewer        10%
Escrowed Bonds         17%
Lease Rental            2%
Educational Facilities 10%
Transportation         10%
General Obligations    16%
Housing Facilities     20%

Fund Highlights
=======================================================
Share Class                   A       B       C       R

Inception Date             9/94    2/97    9/94   12/86
Net Asset Value (NAV)    $10.50  $10.50  $10.48  $10.49
-------------------------------------------------------

-------------------------------------------------------
Total Net Assets ($000)                        $358,459
Average Weighted Maturity (years)                  21.3
Duration (years)                                    7.0
-------------------------------------------------------

Annualized Total Return/1/
=======================================================
Share Class     A(NAV)  A(Offer)      B       C       R

1-Year           4.02%    -0.35%  3.17%   3.06%    4.15%
5-Year           6.95%     6.03%  6.19%   6.17%    7.20%
10-Year          6.65%     6.09%  5.90%   5.87%    6.91%
--------------------------------------------------------

Tax-Free Yields
========================================================
Share Class     A(NAV)  A(Offer)      B       C        R

Dist Rate        4.97%     4.76%  4.23%   4.41%    5.15%
SEC 30-day Yld   4.38%     4.20%  3.60%   3.80%    4.58%
Taxable Equiv
 Yld/2/          7.36%     7.06%  6.05%   6.39%    7.70%
--------------------------------------------------------

/1/ Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

/2/ Based on the SEC yield and on a combined federal and state income tax rate of 40.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                            Nuveen Flagship New York Insured Municipal Bond Fund
                                                 February 28, 1997 Annual Report

Index Comparison*

[GRAPH CHART APPEARS HERE]


[PLOT POINTS TO COME]


--- Lehman Brothers Municipal Bond Index                        $20,863
--- Nuveen New York Insured Municipal Bond Fund (NAV)           $19,038
--- Nuveen New York Insured Municipal Bond Fund (Offer)         $18,238
Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]


[PLOT POINTS TO COME]

* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.50%) and all ongoing fund expenses.

Financial Section


    Contents

12  Portfolio of Investments
34  Statement of Net Assets
35  Statement of Operations
36  Statement of Changes in Net Assets
37  Notes to Financial Statements
45  Financial Highlights

              Portfolio of Investments
              Nuveen Flagship New York
  Principal                                                                Optional Call                   Market
     Amount   Description                                                    Provisions*   Ratings**        Value
-------------------------------------------------------------------------------------------------------------------
 $  500,000   Certificates of Participation, The State of New York,        9/97 at 102          Baa1     $  519,645
                Commissioner of the Office of Mental Health of the
                State of New York, 8.300%, 9/01/12

    500,000   Dormitory Authority of the State of New York, Hospital       2/98 at 102           AAA        524,460
                Revenue Bonds, Long Island Jewish Medical Center
               (FHA-Insured Mortgage), Series 1988, 7.750%, 8/15/27

    500,000   Dormitory Authority of the State of New York, City           7/98 at 102          Baa1        535,650
                University Refunding Bonds, 1988B Issue,
                8.200%, 7/01/13

    750,000   Dormitory Authority of the State of New York, GNMA           2/99 at 102           AAA        805,448
                Collateralized Revenue Bonds (Park Ridge Housing, Inc.
                Project), Series 1989, 7.850%, 2/01/29

  2,135,000   Dormitory Authority of the State of New York, United         2/00 at 102           AAA      2,297,409
                Health Services, Inc., FHA-Insured Mortgage Revenue
                Bonds, Series 1989, 7.350%, 8/01/29

  1,000,000   Dormitory Authority of the State of New York, City           7/00 at 102           Aaa      1,123,240
                University System Consolidated Revenue Bonds, Series
                1990A, 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

  2,000,000   Dormitory Authority of the State of New York, State          5/00 at 102          Baa1      2,172,300
                University Educational Facilities Revenue Bonds,
                Series 1990A, 7.400%, 5/15/01

    400,000   Dormitory Authority of the State of New York,                8/01 at 102            AA        442,160
                Menorah Campus, Inc., FHA-Insured Mortgage
                Revenue Bonds, Series 1991, 7.400%, 2/01/31

    245,000   Dormitory Authority of the State of New York, Iroquois       2/01 at 102          AA--        262,976
                Nursing, Insured Revenue Bonds, Series 1991,
                7.000%, 2/01/15

    750,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1        870,653
                University System Consolidated, Second General
                Resolution Revenue Bonds, Series 1990C,
                7.500%, 7/01/10

  2,250,000   Dormitory Authority of the State of New York,          4/97 at 115 20/32          Baa1      2,626,223
                Judicial Facilities Lease Revenue Bonds, (Suffolk
                County Issue), Series 1991A, 9.500%, 4/15/14

    250,000   Dormitory Authority of the State of New York,                7/01 at 102          Baa1        282,053
                Department of Health Revenue Bonds, Veterans
                Home, Series 1990, 7.250%, 7/01/21

    500,000   Dormitory Authority of the State of New York, Revenue        7/01 at 102          Baa1        544,985
                Bonds, State University Athletic Facility Issue,
                 Series 1991, 7.250%, 7/01/21

                                                      Nuveen Municipal Bond Fund
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
   $300,000   Dormitory Authority of the State of New York, State of       7/01 at 102          Baa1   $  343,818
                New York Department of Education, Revenue Bonds,
                Series 1991, 7.750%, 7/01/21
                (Pre-refunded to 7/01/01)

    985,000   Dormitory Authority of the State of New York, Dormitory      7/04 at 102          Baa1    1,172,968
                Revenue Bonds, State University Issue, Series X,
                7.400%, 7/01/24

  2,000,000   Dormitory Authority of the State of New York, State         No Opt. Call          Baa1    2,014,800
                University Educational Facilities, Revenue Bonds,
                Series 1993A, 5.500%, 5/15/08

  1,500,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1    1,525,005
                University System Consolidated Second General
                Resolution Revenue Bonds, Series 1993A,
                5.750%, 7/01/07

  1,375,000   Dormitory Authority of the State of New York, University     7/04 at 102            A1    1,341,574
                of Rochester, Strong Memorial Hospital Revenue
                Bonds, Series 1994, 5.500%, 7/01/21

  2,225,000   Dormitory Authority of the State of New York, Court      5/03 at 101 1/2          Baa1    2,128,836
                Facilities Lease Revenue Bonds, (The City of
                New York Issue), Series 1993A, 5.700%, 5/15/22

              Dormitory Authority of the State of New York, State
              University Education Facilities, Revenue Bonds,
              Series 1993B:
  1,125,000     5.250%, 5/15/09                                            No Opt.Call          Baa1    1,103,063
  1,000,000     5.250%, 5/15/19                                           No Opt. Call          Baa1      931,120

  1,000,000   Dormitory Authority of the State of New York, State          7/04 at 102          Baa1    1,018,650
                University Educational Facilities, Revenue Bonds,
                Series 1994B, 6.250%, 7/01/24

  2,225,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1    2,237,215
                University Refunding Bonds, 1993C Issue,
                5.750%, 7/01/12

  2,100,000   Dormitory Authority of the State of New York, University     7/04 at 102            A1    2,271,360
                of Rochester, Revenue Bonds, Series 1994A,
                6.500%, 7/01/19

              Dormitory Authority of the State of New York, Revenue
              Bonds, Upstate Community Colleges, Series 1995A:

  2,195,000     6.500%, 7/01/07                                           No Opt. Call          Baa1    2,363,488
  1,000,000     6.250%, 7/01/25                                            7/05 at 102          Baa1    1,020,120

  2,000,000   Dormitory Authority of the State of New York, Nursing        7/05 at 102           Aa3    2,005,240
                Homes Revenue Bonds, (Letter of Credit Secured),
                1995 Issue A, 5.750%, 7/01/17

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,500,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1   $1,477,290
                University System Consolidated Revenue Bonds, Second
                General Resolution Revenue Bonds, Series 1995A,
                5.625%, 7/01/16

  1,500,000   Dormitory Authority of the State of New York,                7/05 at 102          Baa1    1,607,760
                Department of Health of the State of New York,
                Revenue Bonds, Series 1995, 6.625%, 7/01/24

  2,500,000   Dormitory Authority of the State of New York, W.K.           8/06 at 102           AAA    2,542,375
                Nursing Home Corporation, FHA-Insured Mortgage
                Revenue Bonds, Series 1996, 5.950%, 2/01/16

  2,000,000   Dormitory Authority of the State of New York, Bishop         7/06 at 102            Aa    2,038,560
                Henry R. Hucles Nursing Home, Inc., Revenue Bonds,
                Series 1996, 6.000%, 7/01/24

  1,000,000   Dormitory Authority of the State of New York, NYACK         No Opt. Call           Baa    1,019,960
                Hospital, Revenue Bonds, Series 1996, 6.000%, 7/01/06

  1,620,000   Dormitory Authority of the State of New York, Cooper Union,  7/06 at 102           Aaa    1,557,419
                Insured Revenue Bonds, Series 1996, 5.375%, 7/01/20

  3,000,000   New York Local Government Assistance Corporation,            4/04 at 100             A    2,684,670
                Series 1993B, Refunding Bonds, 5.000%, 4/01/23

  2,000,000   New York Medical Care Facilities Finance Agency,             2/02 at 100           Aaa    1,895,800
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1992 Series A, 5.500%, 8/15/21

  1,250,000   New York State Energy Research and Development               6/02 at 102           Ba1    1,338,188
                Authority, Electric Facilities Revenue Bonds, (Long Island
                Lighting Company Project), 1989 Series A,
                7.150%, 9/01/19 (Alternative Minimum Tax)

    500,000   New York State Energy Research and Development               1/03 at 102           Ba1      531,035
                Authority, Electric Facilities Revenue Bonds, (Long Island
                Lighting Company Project), 1992 Series D,
                6.900%, 8/01/22 (Alternative Minimum Tax)

    350,000   New York State Energy Research and Development               1/00 at 101            A1      374,980
                Authority, Electric Facilities Revenue Bonds, Series
                1991A, (Consolidated Edison Company of New York, Inc.
                Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

  1,500,000   New York State Energy Research and Development               7/05 at 102           Aaa    1,563,525
                Authority, Facilities Refunding Revenue Bonds, Series
                1995, (Consolidated Edison Company of New York, Inc.
                Project), 6.100%, 8/15/20


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 1,545,000   New York State Environmental Facilities Corporation,         3/03 at 101          Baa1  $ 1,528,206
                State Park Infrastructure Special Obligation Bonds,
                Series 1993A, 5.750%, 3/15/13

  2,250,000   New York State Finance Agency, Housing Project Mortgage      5/06 at 102           Aaa    2,307,443
                Revenue Bonds, 1996 Series A Refunding,
                6.125%, 11/01/20

    200,000   New York State Housing Finance Agency, State University     No Opt. Call           Aaa      250,842
                Construction Refunding Bonds, 1986 Series A,
                8.000%, 5/01/11

              New York State Housing Finance Agency, Insured
              Multi-Family Housing Revenue Bonds, 1992 Series A:
  1,650,000     6.950%, 8/15/12                                            8/02 at 102            Aa    1,758,669
    500,000     7.000%, 8/15/22                                            8/02 at 102            Aa      529,715

  1,000,000   New York State Housing Finance Agency, Multi-Family          2/04 at 102            Aa    1,044,910
                Housing Revenue Bonds (Secured Mortgage Program),
                1994 Series C, 6.450%, 8/15/14

  1,000,000   New York State Housing Finance Agency, Health            5/06 at 101 1/2          BBB+    1,025,280
                Facilities Revenue Bonds (New York City), 1996
                Series A Refunding, 6.000%, 11/01/08

              New York State Housing Finance Agency, Health Facilities
              Revenue Bonds (New York City), 1990 Series A Refunding:
  1,660,000     8.000%, 11/01/08 (Pre-refunded to 11/01/00)               11/00 at 102           Aaa    1,897,114
    340,000     8.000%, 11/01/08                                          11/00 at 102          BBB+      379,552

  2,990,000   New York State Housing Finance Agency, Service Contract      9/03 at 102          Baa1    2,957,648
                Obligation Revenue Bonds, 1993 Series C Refunding,
                5.875%, 9/15/14

  4,250,000   New York State Housing Finance Agency, Service Contract      9/03 at 102          Baa1    3,945,148
                Obligation Revenue Bonds, 1993 Series A,
                5.500%, 9/15/22

  2,000,000   New York State Housing Finance Agency, Service Contract      9/05 at 102          Baa1    2,060,280
                Obligation Revenue Bonds, 1995 Series A,
                6.375%, 9/15/15

    990,000   New York State Medical Care Facilities Finance Agency,       8/97 at 102            Aa    1,025,709
                Hospital and Nursing Home Insured Mortgage Revenue
                Bonds, 1987 Series A, 8.000%, 2/15/27
                (Pre-refunded to 8/15/97)

    995,000   New York State Medical Care Facilities Finance Agency,       8/98 at 102           AAA    1,068,670
                Albany Medical Center Hospital Project Revenue Bonds,
                1987 Series A, 8.000%, 2/15/28

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$   985,000   New York State Medical Care Facilities Finance Agency,       8/99 at 102            Aa  $ 1,052,246
                Hospital and Nursing Home Insured Mortgage Revenue
                Bonds, 1989 Series B, 7.350%, 2/15/29

  1,000,000   New York State Medical Care Facilities Finance Agency,       8/98 at 102           AAA    1,074,820
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1988 Series C, 7.700%, 2/15/22
                (Pre-refunded to 8/15/98)

  1,250,000   New York State Medical Care Facilities Finance Agency,       2/98 at 102           AAA    1,328,788
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1987 Series A, 8.300%, 2/15/22
                (Pre-refunded to 2/15/98)

  2,250,000   New York State Medical Care Facilities Finance Agency,       8/97 at 102           Aaa    2,340,450
                Hospital Insured Mortgage Revenue Bonds,
                1987 Series A Refunding, 8.000%, 2/15/25
                (Pre-refunded to 8/15/97)

    500,000   New York State Medical Care Facilities Finance Agency,       8/01 at 102            Aa      547,110
                Hospital and Nursing Home Insured Mortgage
                Revenue Bonds, 1991 Series A, 7.450%, 8/15/31

  2,000,000   New York State Medical Care Facilities Finance Agency,       8/02 at 102           AAA    2,059,440
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

  1,470,000   New York State Medical Care Facilities Finance Agency,       2/03 at 102           AAA    1,587,556
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1992 Series D, 6.450%,  2/15/09

    110,000   New York State Medical Care Facilities Finance Agency,       2/98 at 102          Baa1      115,533
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1988 Series A, 7.700%, 2/15/18

  1,460,000   New York State Medical Care Facilities Finance Agency,       2/01 at 102           Aaa    1,651,815
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1991 Series A, 7.500%, 2/15/21
                (Pre-refunded to 2/15/01)

              New York State Medical Care Facilities Finance Agency,
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1990 Series A:
     20,000     7.750%, 2/15/20 (Pre-refunded to 2/15/00)                  2/00 at 102           Aaa       22,327
     30,000     7.750%, 2/15/20                                            2/00 at 102          Baa1       32,943

  1,500,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    1,393,830
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series A, 5.250%, 8/15/23

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

   Principal                                                             Optional Call                     Market
      Amount  Description                                                  Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------
$ 2,500,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           AAA  $ 2,582,300
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1994 Series A, 6.200%, 2/15/21

  1,500,000   New York State Medical Care Facilities Finance Agency,       8/04 at 102          Baa1    1,577,280
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series E, 6.500%, 8/15/24

  1,000,000   New York State Medical Care Facilities Finance Agency,      11/05 at 102            Aa    1,058,810
                Health Center Projects Revenue Bonds (Secured
                Mortgage Program), 1995 Series A, 6.375%, 11/15/19

  1,250,000   New York State Medical Care Facilities Agency, New York      2/05 at 102           Baa    1,307,250
                Downtown Hospital Secured Hospital Revenue Bonds,
                1995 Series A, 6.700%, 2/15/12

  1,000,000   New York State Medical Care Facilities Finance Agency,       2/05 at 102            Aa    1,020,540
                FHA-Insured Mortgage Project Revenue Bonds,
                1995 Series B, 6.100%, 2/15/15

  2,455,000   New York State Medical Care Facilities Finance Agency,       8/04 at 102           AAA    2,594,935
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1994 Series C, 6.400%, 8/15/14

              New York State Medical Care Facilities Finance Agency,
              New York Hospital FHA-Insured Mortgage Revenue
              Bonds, 1994 Series A (AMBAC Insured Series):
  1,000,000     6.750%, 8/15/14                                            2/05 at 102           Aaa    1,105,340
  1,000,000     6.800%, 8/15/24                                            2/05 at 102           Aaa    1,113,390

              New York State Medical Care Facilities Finance Agency
              Brookdale Hospital Medical Center Secured Hospital
              Revenue Bonds, 1995 Series A:
  1,000,000     6.400%, 2/15/01                                           No Opt. Call           Baa    1,038,480
  2,700,000     6.800%, 8/15/12                                            2/05 at 102           Baa    2,843,613

               New York State Medical Care Facilities Finance Agency,
               Hospital Insured Mortgage Revenue Bonds, 1994 Series
               A Refunding:
  3,000,000     5.500%, 8/15/24                                            2/04 at 102           Aaa    2,871,090
  2,915,000     5.375%, 2/15/25                                            2/04 at 102           Aaa    2,746,426

  1,000,000   New York State Urban Development Corporation, Section        1/02 at 102           Aaa    1,097,570
                236 Revenue Bonds, Series 1992A, 6.750%, 1/01/26

  1,100,000   New York State Urban Development Corporation, Project        1/98 at 102          Baa1    1,159,829
                Revenue Bonds (Syracuse University Center for Science
                and Technology), Series 1987, 7.875%, 1/01/17
                (Pre-refunded to 1/01/98)

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------

 $1,000,000   New York State Urban Development Corporation,                1/00 at 102           Aaa   $1,105,930
                Correctional Capital Facilities Revenue Bonds, Series 1,
                7.500%, 1/01/20 (Pre-refunded to 1/01/00)

  2,000,000   New York State Urban Development Corporation, Project        1/01 at 102          Baa1    2,271,540
                Revenue Bonds, (Clarkson Center for Advanced Materials
                Processing Loan) Series 1990, 7.800%, 1/01/20
               (Pre-refunded to 1/01/01)

  2,900,000   New York State Urban Development Corporation, State          4/01 at 102           Aaa    3,295,125
                Facilities Revenue Bonds, Series 1991, 7.500%, 4/01/20
               (Pre-refunded to 4/01/01)

  1,000,000   New York State Urban Development Corporation, Project        1/03 at 102          Baa1      999,380
                Revenue Bonds, (Cornell Center for Theory and Simulation
                in Science and Engineering Grant), Series 1993,
                6.000%, 1/01/14

  5,090,000   New York State Urban Development Corporation,                1/03 at 102          Baa1    4,831,784
                Correctional Capital Facilities Revenue Bonds, 1993
                Refunding Series, 5.500%, 1/01/15

  1,750,000   New York State Development Corporation,                     No Opt. Call          Baa1    1,731,065
                State Facilities Revenue Bonds, 1995 Refunding Series,
                5.700%, 4/01/20

  1,000,000   New York State Urban Development Corporation, Project        1/06 at 102          Baa1    1,017,620
                Revenue Bonds, (Onondaga County Convention Center),
                Refunding Series 1995, 6.250%, 1/01/20

  4,000,000   New York State Urban  Development Corporation,               1/07 at 102          Baa1    3,889,440
                Correctional Capital Facilities Revenue Bonds, Series 7,
               5.700%, 1/01/16

    380,000   State of New York Mortgage Agency, Mortgage                  4/98 at 102            Aa      394,280
                 Revenue Bonds, Ninth Series E, 8.100%, 10/01/17

    250,000   State of New York Mortgage Agency, Homeowner                 2/01 at 102            Aa      265,738
                Mortgage Revenue Bonds, Series MM-1,
                7.950%, 10/01/21 (Alternative Minimum Tax)

  1,500,000   State of New York Mortgage Agency, Homeowner                 9/04 at 102            Aa    1,610,160
                Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17

    595,000   State of New York Mortgage Agency, Homeowner                 4/01 at 102            Aa      628,915
                Mortgage Revenue Bonds, 1991 Series UU, 7.750%,
                10/01/23 (Alternative Minimum Tax)

  1,000,000   State of New York Mortgage Agency, Homeowner                 3/05 at 102            Aa    1,047,920
                Mortgage Revenue Bonds, 1995 Series 46, 6.600%,
                10/01/19 (Alternative Minimum Tax)


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $  250,000   State of New York Municipal Bond Bank Agency,                9/01 at 102          BBB+   $  268,345
                Special Program Bonds, (City of Buffalo), 1991 Series A,
                6.875%, 3/15/06

    250,000   State of New York Municipal Bond Bank  Agency,               9/01 at 102            A+      269,305
                Special Program Revenue Bonds, (City of Rochester),
                1991 Series A, 6.750%, 3/15/11

    300,000   State of New York, Serial Bonds, Series 1991, 7.300%,        3/01 at 102             A      337,221
                3/01/12 (Pre-refunded to 3/01/01)

  1,500,000   Albany County Airport Authority, Airport Revenue Bonds,     12/07 at 102           Aaa    1,440,600
                Series 1997, 5.500%, 12/15/19 (Alternative
                Minimum Tax)

    300,000   Albany Housing Authority, City of Albany, New York,         10/05 at 102          Baa1      300,144
                Limited Obligation Bonds, Series 1995,
                5.850%, 10/01/07

    500,000   City of Albany Industrial Development Agency, Lease         No Opt. Call           N/R      552,370
                Revenue Bonds, (The New York State Assembly Building
                Project), 1991 Series A-1, 7.750%, 1/01/10

    500,000   Albany Parking Authority, Aggregate  Principal Amount,       9/01 at 102             A      544,280
                (Green and Hudson Garage Project), Parking Revenue
                Refunding Bonds, (Letter of Credit Secured),
                Series 1991A, 7.150%, 9/15/16

  1,500,000   Albany Parking Authority, Aggregate Principal Amount,       No Opt. Call          Baa1      442,740
                Parking Revenue Refunding Bonds, Series 1992A,
                0.000%, 11/01/17

  2,100,000   Town of Babylon Industrial Development Agency, (New          7/98 at 103           Aaa    2,290,701
                York), Resource Recovery Revenue Bonds, Series 1985,
                (Ogden Martin Systems of Babylon, Inc. Project),
                8.500%, 1/01/19 (Pre-refunded to 7/01/98)

  1,000,000   City of Batavia Housing Authority, Tax-Exempt Mortgage       7/01 at 102           Aaa    1,023,840
                Revenue Refunding Bonds, Series 1994A, (Washington
                Towers -- FHA-Insured Mortgage), 6.500%, 1/01/23

  1,750,000   Town of Brookhaven, Industrial Development  Agency,          3/03 at 102           BBB    1,825,933
                1993 Civic Facility Revenue Bonds, (Dowling College/
                The National Aviation and Transportation Center Civic
                Facility), 6.750%, 3/01/23

  2,000,000   Certificates of Participation, The State of New York, The   No Opt. Call          Baa1    2,081,940
                City University of New York, (John Jay College of
                Criminal Justice Project Refunding), 6.000%, 8/15/06

  2,470,000   Dutchess County Industrial Development Agency, Civic        11/03 at 102             A    2,669,428
                Facility Revenue Bonds, (The Bard College Project)
                Series 1992, 7.000%, 11/01/17

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,600,000   County of Franklin Industrial Development Agency, Lease     11/02 at 102         BBB--   $1,702,592
                Revenue Bonds, (County Correctional Facility Project),
                Series 1992, 6.750%, 11/01/12

    700,000   Town of Hempstead Industrial Development Agency,            10/99 at 102           Aa2      740,222
                Civic Facility Revenue Bonds, (United Cerebral Palsy
                Association of Nassau County, Inc. Civic Facility
                Project--1989 Series), 7.500%, 10/01/09

  2,500,000   Housing New York Corporation, Senior Revenue                11/03 at 102            AA    2,330,900
                Refunding Bonds, Series 1993, 5.000%, 11/01/13

    750,000   Jefferson County Industrial Development Agency,             11/02 at 102          Baa1      806,340
                Multi-Modal Interchangeable Rate, Solid Waste
                Disposal Revenue Bonds, (Champion International
                Corporation Project), Series 1990, 7.200%, 12/01/20
                (Alternative Minimum Tax)

  1,000,000   Metropolitan Transportation Authority, Commuter              7/02 at 102           Aaa    1,057,380
                Facilities Revenue Bonds, Series 1992B,
                6.250%, 7/01/17

  1,000,000   Metropolitan Transportation Authority, Commuter          7/04 at 101 1/2           Aaa    1,082,110
                Facilities Revenue Bonds, Series 1994A,
                6.375%, 7/01/18

  1,000,000   Metropolitan Transportation Authority (New York),            7/00 at 102           Aaa    1,119,380
                Commuter Facilities 1987 Service Contract Bonds,
                Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

  4,000,000   Metropolitan Transportation Authority (New York),        7/03 at 101 1/2          Baa1    3,887,160
                Transit Facilities Service Contract Bonds, Series P,
                5.750%, 7/01/15

  1,025,000   Metropolitan Transportation Authority, Transit Facilities    7/02 at 102           Aaa    1,123,861
                Revenue Bonds, Series J, 6.500%, 7/01/18

  1,000,000   Metropolitan Transportation Authority, Transit Facilities    7/06 at 102           Aaa    1,044,460
                Revenue Bonds, Series A, 6.100%, 7/01/21

  1,000,000   City of Rochelle, Industrial Development Agency, Civic       7/02 at 102         BBB--    1,038,070
                Facility Revenue Bonds, (College of New Rochelle
                Project -- 1992 Series), 6.625%, 7/01/12

  2,000,000   The City of New York, General Obligation Bonds, Fiscal   2/02 at 101 1/2          Baa1    2,217,580
                1992 Series B, 7.500%, 2/01/06

     45,000   The City of New York, General  Obligation Bonds, Fiscal  8/02 at 101 1/2           Aaa       49,481
                1992 Series C, Fixed Rate Bonds, Subseries C1,
                6.625%, 8/01/13
  1,000,000   The City of New York, General Obligation Bonds, Fiscal       8/04 at 101          Baa1    1,075,530
                1995 Series B, 7.000%, 8/15/16

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $   40,000   The City of New York, General Obligation Bonds, Fiscal  11/01 at 101 1/2          Baa1   $   45,536
                1991 Series F, Tax-Exempt Bonds, 8.250%, 11/15/19

              The City of New York, General Obligation Bonds, Fiscal
              1996 Series G:
  2,000,000     5.750%, 2/01/17                                        2/06 at 101 1/2          Baa1    1,916,460
  2,500,000     5.750%, 2/01/20                                        2/06 at 101 1/2          Baa1    2,388,150

  1,000,000   The City of New York, General Obligation Bonds, Fiscal   2/06 at 101 1/2          Baa1      956,190
                1996 Series F, 5.750%, 2/01/19

  1,750,000   The City of New York, General Obligation Bonds, Fiscal  11/06 at 101 1/2          Baa1    1,747,270
                1997, Series D, Tax-Exempt Bonds, 5.875%, 11/01/11

  2,000,000   The City of New York, General Obligation Bonds, Fiscal   8/06 at 101 1/2          Baa1    1,960,640
                1997, Series E, 6.000%, 8/01/26

  2,835,000   The City of New York, General Obligation Bonds, Fiscal      10/07 at 101          Baa1    2,778,980
                1997, Series G, 6.000%, 10/15/26

  1,000,000   New York City, Health and Hospitals Corporation,             2/03 at 102           Baa      999,610
                Health System Bonds, 1993 Series A, 6.300%, 2/15/20

  2,000,000   New York City Housing Development Corporation, Multi-        4/03 at 102           AAA    2,089,080
                Family Mortgage Revenue Bonds, (FHA-Insured
                Mortgage Loan), 1993 Series A, 6.550%, 10/01/15

  1,250,000   New York City Housing Development Corporation, Multi-        6/01 at 102           AAA    1,327,500
                Unit Mortgage Refunding Bonds, (FHA-Insured
                Mortgage Loans), 1991 Series A, 7.350%, 6/01/19

  1,500,000   New York City, Municipal Water Finance Authority         6/01 at 101 1/2           Aaa    1,714,275
                (New York), Water and Sewer System Revenue
                Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                (Pre-refunded to 6/15/01)

  2,000,000   New York City Municipal Water Finance Authority, Water       6/02 at 100             A    1,902,840
                and Sewer Revenue Bonds, Fiscal 1993 Series A,
                5.500%, 6/15/20

                New York City, New York, Municipal Water Finance
                Authority, Water and Sewer System Revenue Bonds,
                Fiscal 1996 Series A:
  4,000,000     6.000%, 6/15/23                                            6/05 at 101             A    4,068,720
  1,000,000     5.500%, 6/15/23                                            6/05 at 100             A      955,140

    220,000   New York City Industrial Development Agency, Civic          11/01 at 102           AAA      235,979
                Facility Revenue Bonds, (Federation Protestant Welfare)
                Series 1991, 6.950%, 11/01/11

  5,345,000   New York City Industrial Development Agency, Civic Facility  7/02 at 102            AA    5,664,471
                Revenue Bonds, (1992 The Lighthouse, Inc. Project),
                6.500%, 7/01/22

              Portfolio of Investments
              Nuveen Flagship New York -- continued


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

              New York City Industrial Development Agency, Civic
              Facility Revenue Bonds, (College of New Rochelle Project),
              Series 1995:
 $1,000,000     6.200%, 9/01/10                                            9/05 at 102           Baa   $1,028,450
  1,000,000     6.300%, 9/01/15                                            9/05 at 102           Baa    1,004,180

  2,000,000   New York City Industrial Development Agency, Special         1/04 at 102             A    2,006,560
                Facility Revenue Bonds, Series 1994, (Terminal One
                Group Association, L.P. Project), 6.125%, 1/01/24
                (Alternative Minimum Tax)

  2,345,000   Newark -- Wayne Community Hospital, Inc., Hospital           9/03 at 102           N/R    2,283,350
                Revenue Improvement and Refunding Bonds, Series
                1993A, 7.600%, 9/01/15

    750,000   Onondaga County Resource Recovery Agency, System             5/02 at 102           Baa      784,987
                Revenue Bonds, (Development Costs -- 1992 Series),
                7.000%, 5/01/15 (Alternative Minimum Tax)

  1,000,000   Orangetown Housing Authority (Rockland County, New          10/00 at 102             A    1,130,330
                York), Housing Facilities Revenue Bonds (Orangetown
                Senior Housing Center -- 1990 Series), 7.600%, 4/01/30
                (Pre-refunded to 10/01/00)

              South Orangetown Central School District, Rockland County,
              New York, Serial General Obligation Bonds, Series 1990:
    390,000     6.875%, 10/01/08                                          No Opt. Call             A      449,626
    390,000     6.875%, 10/01/09                                          No Opt. Call             A      449,583

  3,515,000   Suffolk County, Industrial Development Agency, Civic         6/04 at 102           BBB    3,653,736
                Facility Revenue Bonds, (Dowling College Civic
                Facility), Series 1994, 6.625%, 6/01/24

  1,000,000   Suffolk County Industrial Development Agency, Civic         12/06 at 102           Baa    1,029,810
                Facility Revenue Refunding Bonds, (Dowling College
                Civic Facility), Series 1996, 6.700%, 12/01/20

  2,000,000   34th Street Partnership, Inc., 34th Street Business          1/03 at 102            A1    1,900,760
                Improvement District, Capital Improvement Bonds,
                Series 1993, 5.500%, 1/01/23

    500,000   Triborough Bridge and Tunnel Authority, Convention Center   No Opt. Call          Baa1      570,090
                Project Bonds, Series E, 7.250%, 1/01/10

  2,000,000   Triborough Bridge and Tunnel Authority (New York),           1/01 at 102            A1    2,202,820
                Special Obligation Refunding Bonds, Series 1991B,
                7.100%, 1/01/10

  2,000,000   Triborough Bridge and Tunnel Authority, Special Obligation   1/01 at 102           Aaa    2,202,820
                Refunding Bonds, Series 1991B, 7.100%, 1/01/10

              22


                                                                                       Nuveen Municipal Bond Funds
                                                                                   February 28, 1997 Annual Report



   Principal                                                               Optional Call                      Market
      Amount   Description                                                   Provisions*    Ratings**          Value
--------------------------------------------------------------------------------------------------------------------
$  2,100,000   UFA Development Corporation, Utica, New York, FHA-            7/04 at 102           Aa    $ 2,107,265
                 Insured Mortgage Revenue Bonds, Series 1993, (Loretto-
                 Utica Project), 5.950%, 7/01/35

   2,000,000   New York City Industrial Development Agency, Civic           12/02 at 102         BBB-      2,072,820
                 Facility Revenue Bonds, (1992 Jewish Board of Family
                 and Children's Services, Inc. Project),
                 6.750%, 12/15/12

   1,500,000   Commonwealth of Puerto Rico, Public Improvement           7/06 at 101 1/2            A      1,427,894
                 Bonds of 1996, (General Obligation Bonds),
                 5.400%, 7/01/25

   1,000,000   Puerto Rico Electric Power Authority, Power Revenue           7/05 at 102         Baa1        965,870
                 Refunding Bonds, Series Z, 5.500%, 7/01/16
--------------------------------------------------------------------------------------------------------------------
$221,330,000  Total Investments -- (cost $214,237,189) -- 99.3%                                          226,651,520
==============------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- 0.7%                                                        1,710,646
              ------------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                        $228,362,166
              ======================================================================================================

              Summary of Ratings** -- Portfolio of Investments

                              Standard                                        Number           Market       Market
                              & Poor's                     Moody's     of Securities            Value      Percent
              ----------------------------------------------------------------------------------------------------
                                   AAA                         Aaa                43     $ 65,606,344          29%
                          AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                21       27,576,516          12
                                    A+                          A1                 6        8,360,799           4
                                 A, A-                   A, A2, A3                12       18,626,292           8
                       BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                67      101,776,626          45
                          BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                 2        1,869,223           1
                             Non-rated                   Non-rated                 2        2,835,720           1
              ----------------------------------------------------------------------------------------------------
              TOTAL                                                              153     $226,651,520         100%
              ====================================================================================================

                 * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                ** Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

              Portfolio of Investments
              Nuveen New York Insured

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 5,000,000   Dormitory Authority of the State of New York, State          7/05 at 102           Aaa  $ 4,714,300
                University Dormitory Facilities, Lease Revenue Bonds,
                Series 1995A, 5.300%, 7/01/24

  1,415,000   Dormitory Authority of the State of New York, College and   12/98 at 102           Aaa    1,525,243
                University Revenue Bonds (Pooled Capital Program),
                Series 1985, 7.800%, 12/01/05

  1,490,000   Dormitory Authority of the State of New York, United         2/00 at 102           AAA    1,603,344
                Health Services, Inc., FHA-Insured Mortgage Revenue
                Bonds, Series 1989, 7.350%, 8/01/29

  1,490,000   Dormitory Authority of the State of New York, Iona College,  7/98 at 102           Aaa    1,594,628
                Insured Revenue Bonds, Series 1988, 7.625%, 7/01/09

  1,200,000   Dormitory Authority of the State of New York, State          5/00 at 102           Aaa    1,330,044
                University Educational Facilities, Revenue Bonds, Series
                1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

  1,000,000   Dormitory Authority of the State of New York, United         7/02 at 102           Aaa    1,059,360
                Cerebral Palsy Association of Westchester County, Inc.,
                Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12

  1,000,000   Dormitory Authority of the State of New York,                7/00 at 102           Aaa    1,119,380
                Manhattanville College, Insured Revenue Bonds,
                Series 1990, 7.500%, 7/01/22
                (Pre-refunded to 7/01/00)

  6,295,000   Dormitory Authority of the State of New York, City           7/00 at 102           Aaa    7,046,497
                University System Consolidated Second General Resolution
                Revenue Bonds, Series 1990F, 7.500%, 7/01/20
                (Pre-refunded to 7/01/00)

  2,500,000   Dormitory Authority of the State of New York, Cooper Union,  7/01 at 102           Aaa    2,823,275
                Insured Revenue Bonds, Series 1990, 7.200%, 7/01/20
                (Pre-refunded to 7/01/01)

  1,200,000   Dormitory Authority of the State of New York, State          5/00 at 102           Aaa    1,321,500
                University Educational Facilities Revenue Bonds,
                Series 1990C, 7.000%, 5/15/18
                (Pre-refunded to 5/15/00)

  2,500,000   Dormitory Authority of the State of New York, City           7/00 at 102           Aaa    2,728,675
                University System Consolidated Second General Resolution
                Revenue Bonds, Series 1990C, 7.000%, 7/01/14

  2,000,000   Dormitory Authority of the State of New York, State          5/00 at 102           Aaa    2,138,340
                University Educational Facilities Revenue Bonds,
                Series 1990A, 6.500%, 5/15/19 (Pre-refunded to 5/15/00)

  5,000,000   Dormitory Authority of the State of New York, New York       7/01 at 102           Aaa    5,342,800
                University Insured Revenue Bonds,
                Series 1991, 6.250%, 7/01/09

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount     Description                                                Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

$ 1,000,000     Dormitory Authority of the State of New York, Fordham      7/00 at 102           Aaa  $ 1,110,190
                  University, Insured Revenue Bonds, Series 1990,
                  7.200%, 7/01/15 (Pre-refunded to 7/01/00)

  1,800,000     Dormitory Authority of the State of New York, City        No Opt. Call           Aaa    1,857,114
                  University System Consolidated Second General
                  Resolution Revenue Bonds, Series 1993A,
                  5.750%, 7/01/18

  4,640,000     Dormitory Authority of the State of New York, Mount        7/04 at 102           Aaa    4,229,082
                  Sinai School of Medicine, Insured Revenue Bonds,
                  Series 1994A, 5.000%, 7/01/21

  1,175,000     Dormitory Authority of the State of New York, Mount       No Opt. Call           Aaa    1,227,840
                  Sinai School of Medicine, Insured Revenue Bonds,
                  Series 1995, 5.700%, 7/01/11

  1,500,000     Dormitory Authority of the State of New York, Sarah        7/05 at 102           Aaa    1,548,270
                  Lawrence College, Revenue Bonds, Series 1995,
                  6.000%, 7/01/24

  6,460,000     Dormitory Authority of the State of New York, St.          8/05 at 102           Aaa    6,446,240
                  Vincent's Hospital and Medical Center of New York,
                  FHA-Insured Mortgage Revenue Bonds, Series 1995,
                  5.800%, 8/01/25

  3,000,000     Dormitory Authority of the State of New York, City         7/05 at 102           Aaa    2,966,460
                  University System Consolidated Second General
                  Resolution Revenue Bonds, Series 1995A, 5.375%,
                  7/01/14

  3,730,000     Dormitory Authority of the State of New York,              2/06 at 102           Aaa    3,701,839
                  Maimonides Medical Center, FHA-Insured Mortgage
                  Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24

  3,280,000     New York Government Assistance Corporation, Series         4/04 at 100           Aaa    2,959,708
                  1993 B, Refunding Bonds, 5.000%, 4/01/23

                New York Medical Care Facilities Finance Agency,
                Mental Health Services Facilities Improvement
                Revenue Bonds, 1992 Series A:
      5,000       6.375%, 8/15/17 (Pre-refunded to 2/15/02)                2/02 at 102           Aaa        5,489
  6,145,000       6.375%, 8/15/17                                         12/02 at 102           Aaa    6,537,112

  5,500,000     New York State Energy Research and Development             1/06 at 102           Aaa    5,381,640
                  Authority, Gas Facilities Revenue Bonds,
                  1996 Series (The Brooklyn Union Gas Company Project),
                  5.500%, 1/01/21

  2,500,000     New York State Energy Research and Development            10/99 at 103           Aaa    2,740,975
                  Authority, Pollution Control Revenue Bonds
                  (Central Hudson Gas & Electric Corporation Project),
                  1984 Series B, 7.375%, 10/01/14

                      Portfolio of Investments
                      Nuveen New York Insured -- continued

          Principal                                                                      Optional Call                        Market
             Amount   Description                                                          Provisions*  Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

         $1,450,000   New York State Environmental Facilities Corporation,                 6/00 at 102        Aaa         $1,581,907
                        State Water Pollution Control, Revolving Fund Revenue
                        Bonds, Series 1990 C (Pooled Loan Issue),
                        7.200%, 3/15/11

                      New York State Finance Agency, Housing Project Mortgage
                        Revenue Bonds, 1996 Series A Refunding:
            750,000     5.875%, 11/01/10                                                   5/06 at 102        Aaa            772,553
          5,000,000     6.125%, 11/01/20                                                   5/06 at 102        Aaa          5,127,650

          2,190,000   New York State Housing Finance Agency, Multi-Family                 11/99 at 102        Aaa          2,306,201
                        Housing Revenue Bonds (AMBAC Insured Program),
                        1989 Series A, 7.450%, 11/01/28

            995,000   New York State Medical Care Facilities Finance Agency,               8/98 at 102        AAA          1,068,670
                        Albany Medical Center Hospital Project Revenue Bonds,
                        1987 Series A, 8.000%, 2/15/28

            895,000   New York State Medical Care Facilities Finance Agency,              11/98 at 102        Aaa            959,109
                        St. Francis Hospital Project Revenue Bonds, 1988
                        Series A, 7.625%, 11/01/21

          4,765,000   New York State Medical Care Facilities Finance Agency,               2/99 at 100        Aaa          4,874,261
                        Secured Hospital Revenue Bonds, 1987 Series A,
                        7.100%, 2/15/27

          1,980,000   New York State Medical Care Facilities Finance Agency,               8/99 at 102         Aa          2,115,175
                        Hospital and Nursing Home Insured Mortgage Revenue
                        Bonds, 1989 Series B, 7.350%, 2/15/29

          1,500,000   New York State Medical Care Facilities Finance Agency,               2/98 at 102        AAA          1,594,545
                        Hospital and Nursing Home FHA-Insured Mortgage
                        Revenue Bonds, 1987 Series A, 8.300%, 2/15/22
                        (Pre-refunded to 2/15/98)

          1,300,000   New York State Medical Care Facilities Finance Agency,               2/00 at 102        Aaa          1,438,970
                        St. Luke's-Roosevelt Hospital Center FHA-Insured
                        Mortgage Revenue Bonds, 1989 Series B,
                        7.450%, 2/15/29 (Pre-refunded to 2/15/00)

          3,200,000   New York State Medical Care Facilities Finance Agency,              11/00 at 102        Aaa          3,527,072
                        North Shore University Hospital, Mortgage Project
                        Revenue Bonds, 1990 Series A, 7.200%, 11/01/20

                      New York State Medical Care Facilities Finance Agency,
                      Hospital and Nursing Home FHA-Insured Mortgage
                      Revenue Bonds, 1989 Series A:
          2,000,000     7.250%, 2/15/24                                                    2/99 at 102        Aaa          2,136,740
          1,500,000     7.250%, 2/15/24                                                    2/99 at 102         Aa          1,618,590

          1,670,000   New York State Medical Care Facilities Finance Agency,              11/01 at 102        Aaa          1,811,533
                        Our Lady of Victory Hospital Project Revenue Bonds,
                        1991 Series A, 6.625%, 11/01/16

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
              New York State Medical Care Facilities Finance Agency,
              Sisters of Charity Hospital of Buffalo Project Revenue
              Bonds, 1991 Series A:
$   500,000     6.600%, 11/01/10                                          11/01 at 102           Aaa   $  542,955
  1,550,000     6.625%, 11/01/18                                          11/01 at 102           Aaa    1,677,984

  1,000,000   New York State Medical Care Facilities Finance Agency,      11/01 at 102           Aaa    1,077,420
                Aurelia Osborn Fox Memorial Hospital Project Revenue
                Bonds, 1992 Series A, 6.500%, 11/01/19

  2,815,000   New York State Medical Care Facilities Finance Agency,       2/02 at 102           Aaa    2,954,793
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1992 Series B, 6.250%, 8/15/18

  3,000,000   New York State Medical Care Facilities Finance Agency,      11/02 at 102           Aaa    3,148,350
                South Nassau Communities Hospital Project Revenue
                Bonds, 1992 Series A, 6.125%, 11/01/11

  6,000,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    5,575,320
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series A, 5.250%, 8/15/23

  2,500,000   New York State Medical Care Facilities Finance Agency,      11/03 at 102           Aaa    2,651,950
                St. Mary's Hospital (Rochester) Mortgage Project
                Revenue Bonds, 1994 Series A Refunding,
                6.200%, 11/01/14

  1,000,000   New York State Medical Care Facilities Finance Agency,       8/04 at 102           Aaa    1,040,700
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series D, 6.150%, 2/15/15

  7,000,000   New York State Medical Care Facilities Finance Agency,       2/05 at 102           Aaa    7,793,730
                New York Hospital FHA-Insured Mortgage Revenue Bonds,
                1994 Series A (AMBAC Insured Series), 6.800%, 8/15/24

  7,890,000   New York State Medical Care Facilities Finance Agency,       2/05 at 102           Aaa    7,985,232
                Montefiore Medical Center FHA-Insured Mortgage
                Revenue Bonds, 1995 Series A, 5.750%, 2/15/15

  2,000,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    1,867,840
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

  5,000,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    4,785,150
                Hospital Insured Mortgage Revenue Bonds, 1994
                Series A Refunding, 5.500%, 8/15/24

  7,300,000   New York State Thruway Authority, General Revenue Bonds,     1/02 at 102           Aaa    7,317,739
                Series A, 5.750%, 1/01/19

                Portfolio of Investments
                Nuveen New York Insured -- continued

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------

                New York Urban Development Corporation, Section 236
                Revenue Bonds, Series 1992A:
$  3,850,000      6.700%, 1/01/12                                            1/02 at 102        Aaa  $  4,229,726
   9,650,000      6.750%, 1/01/26                                            1/02 at 102        Aaa    10,591,551

                New York State Urban Development Corporation,
                  Correctional Facilities Revenue Bonds, Series G:
   1,500,000      7.250%, 1/01/14  (Pre-refunded to 1/01/00)                 1/00 at 102        Aaa     1,648,950
     575,000      7.000%, 1/01/17 (Pre-refunded to 1/01/00)                  1/00 at 102        Aaa       628,446

   2,000,000    New York State Urban Development Corporation,                1/00 at 102        Aaa     2,211,860
                  Correctional Capital Facilities Revenue Bonds,
                  Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

   4,000,000    New York State Urban Development Corporation Revenue         4/06 at 102        Aaa     3,917,160
                  Bonds (Sports Facility Assistance Program), 1996
                  Series A, 5.500%, 4/01/19

   2,000,000    Power Authority of the State of New York, General Purpose    1/02 at 102        Aaa     2,180,140
                  Bonds, Series Z, 6.500%, 1/01/19

      60,000    State of New York Mortgage Agency, Mortgage Revenue          1/98 at 102         Aa        60,647
                  Bonds, Eighth Series D, 8.375%, 10/01/17

     390,000    State of New York Mortgage Agency, Mortgage Revenue          4/98 at 102         Aa       404,656
                  Bonds, Ninth Series E, 8.100%, 10/01/17

   3,500,000    State of New York Mortgage Agency, Homeowner                10/03 at 102        Aaa     3,516,345
                  Mortgage Revenue Bonds, Series 29-C-1,
                  5.650%, 4/01/15

   1,000,000    County of Albany, New York, Public Improvement               9/06 at 101        Aaa     1,011,480
                  Bonds, Series 1996B, 5.600%, 3/15/15

     280,000    Albany, New York, Municipal Water Finance Authority,        12/98 at 102        Aaa       300,510
                  Water and Sewer System Revenue Bonds, Series
                  1988A, 7.500%, 12/01/17

   2,500,000    Battery Park City Authority, Senior Revenue Refunding       11/03 at 102        Aaa     2,356,925
                  Bonds, Series 1993A, 5.250%, 11/01/17

   2,250,000    Buffalo and Fort Erie Public Bridge Authority, Toll          1/05 at 101        Aaa     2,257,358
                  Bridge System Revenue Bonds, Series 1995,
                  5.750%, 1/01/25

   1,000,000    City of Buffalo, New York, Refunding Serial Bonds-1991,      1/01 at 101        Aaa     1,061,370
                  6.150%, 2/01/04

   8,385,000    Buffalo Municipal Water Finance Authority, Water System      7/03 at 102        Aaa     8,409,065
                  Revenue Bonds, Series 1992, 5.750%, 7/01/19


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

              Camden Central School District, Oneida County, New York,
              School District Bonds, 1991:
$   500,000     7.100%, 6/15/07                                           No Opt. Call           Aaa  $   590,740
    600,000     7.100%, 6/15/08                                           No Opt. Call           Aaa      709,974
    600,000     7.100%, 6/15/09                                           No Opt. Call           Aaa      710,988
    275,000     7.100%, 6/15/10                                           No Opt. Call           Aaa      326,139

  1,000,000   Erie County Water Authority, New York, Water Works          12/09 at 100           Aaa    1,112,140
                System Revenue Bonds, Series 1990B,
                6.750%, 12/01/14

    500,000   Greece Central School District, Monroe County, New York,    No Opt. Call           Aaa      544,755
                General Obligation Bonds, School District (Serial)
                Bonds, 1992, 6.000%, 6/15/09

              Town of Halfmoon, Saratoga County, New York, Public
              Improvement Bonds, 1991:
    385,000     6.500%, 6/01/09                                           No Opt. Call           Aaa      437,984
    395,000     6.500%, 6/01/10                                           No Opt. Call           Aaa      448,803
    395,000     6.500%, 6/01/11                                           No Opt. Call           Aaa      449,431

  1,350,000   Town of Hempstead Industrial Development Agency,             7/06 at 102           Aaa    1,382,238
                Civic Facility Revenue Bonds, (Hofstra University
                Project-Series 1996), 5.800%, 7/01/15

  4,000,000   Metropolitan Transportation Authority, Commuter Facilities   7/05 at 101           Aaa    3,996,920
                Subordinated Revenue Bonds, Series 1995-1, (Grand
                Central Terminal Redevelopment Project),
                5.700%, 7/04/24

  1,000,000   Metropolitan Transportation Authority, Transit Facilities    7/98 at 102           Aaa    1,060,970
                Service Contract Bonds, Series L, 7.500%, 7/01/17

 10,340,000   Metropolitan Transportation Authority, Transit Facilities    7/02 at 102           Aaa   11,337,293
                Revenue Bonds, Series J, 6.500%, 7/01/18

              Middle County Central School, District at Centereach
              in the Town of Brookhaven, Suffolk Co., N.Y., School
              District Bonds, 1991:
    475,000     6.900%, 12/15/07                                          No Opt. Call           Aaa      559,693
    475,000     6.900%, 12/15/08                                          No Opt. Call           Aaa      560,106

              Public Improvement Serial Bonds 1992, County of Monroe,
                New York, General Obligation Bonds:
    375,000     6.500%, 6/01/15                                            6/01 at 102           Aaa      412,939
    375,000     6.500%, 6/01/16                                            6/01 at 102           Aaa      412,939
    350,000     6.500%, 6/01/17                                            6/01 at 102           Aaa      385,410

  3,725,000   Montgomery, Otsego, Schoharie, Solid Waste Management        1/00 at 103           Aaa    4,128,008
                Authority, Solid Waste System Revenue Bonds,
                Series 1990, 7.250%, 1/01/14 (Pre-refunded to 1/01/00)

              Portfolio of Investments
              Nuveen New York Insured -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
              Mount Sinai Union Free School District, Suffolk County,
              New York, School District Bonds, 1989:
 $1,000,000     7.250%, 2/15/15 (Pre-refunded to 2/15/00)                  2/00 at 102           Aaa  $ 1,102,570
  1,000,000     7.250%, 2/15/17 (Pre-refunded to 2/15/00)                  2/00 at 102           Aaa    1,102,570

              Mount Sinai Union Free School District, County of Suffolk,
                New York, School District Refunding Bonds, 1992:
    500,000     6.200%, 2/15/15                                           No Opt. Call           Aaa      548,960
  1,035,000     6.200%, 2/15/16                                           No Opt. Call           Aaa    1,133,128

  1,500,000   County of Nassau, New York, General Obligation Serial        8/04 at 103           Aaa    1,548,690
                Bonds, Serial General Improvement Bonds, Series O,
                5.700%, 8/01/13

  4,840,000   Nassau County Industrial Development Agency, Civic           8/01 at 102           Aaa    5,320,031
                Facility Revenue Bonds (Hofstra University Project-
                Series 1991), 6.750%, 8/01/11

  1,020,000   City of New Rochelle, Westchester County, New York,          8/04 at 102           Aaa    1,084,097
                General Obligations, Public Improvement Bonds,
                1994 Series B, 6.200%, 8/15/22

              The City of New York, General Obligation Bonds,
              Fiscal 1992 Series C, Fixed Rate Bonds, Subseries C-1:
  3,000,000     6.250%, 8/01/10 (Pre-refunded to 8/01/02)              8/02 at 101 1/2           Aaa    3,292,290
  1,000,000     6.250%, 8/01/10                                        8/02 at 101 1/2           Aaa    1,054,080

     75,000   The City of New York, General Obligation Bonds,          8/02 at 101 1/2           Aaa       82,468
                Fiscal 1992 Series C, 6.625%, 8/01/12

  2,520,000   The City of New York, General Obligation Bonds,          5/03 at 101 1/2           Aaa    2,562,613
                Fiscal 1993 Series E, 5.750%, 5/15/12

              The City of New York, General Obligation Bonds,
              Fiscal 1990 Series B:
  1,300,000     7.000%, 10/01/15                                          No Opt. Call           Aaa    1,378,754
  2,000,000     7.000%, 10/01/16                                          10/99 at 100           Aaa    2,374,340
  1,025,000     7.000%, 10/01/17                                          No Opt. Call           Aaa    1,087,095
    310,000     7.000%, 10/01/18                                          No Opt. Call           Aaa      329,561

    500,000   The City of New York, General Obligation Bonds,         11/97 at 101 1/2           Aaa      522,875
                Fiscal 1988 Series A, 8.250%, 11/01/02
                (Pre-refunded to 11/01/97)

              New York City Health and Hospitals Corporation,
              Health System Bonds, 1993 Series A:
  2,500,000     5.625%, 2/15/13                                            2/03 at 102           Aaa    2,511,875
 14,980,000     5.750%, 2/15/22                                            2/03 at 102           Aaa   14,871,695

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
  $5,000,000  Pass-Through Certificates of New York City,                  7/97 at 105           Aaa   $5,879,700
                Multifamily Housing, Limited Obligation Bonds,
                Series 1991A, 6.500%, 2/20/19

  1,000,000   New York Municipal Water Finance Authority, Water        6/00 at 101 1/2           Aaa    1,104,200
                and Sewer System Revenue Bonds, Fiscal 1991
                Series A, 7.250%, 6/15/15 (Pre-refunded to 6/15/00)

  3,250,000   New York City Municipal Water Finance Authority,             6/01 at 101           Aaa    3,541,345
              Water and Sewer System Revenue Bonds, Fiscal
              1992 Series A, 6.750%, 6/15/16

              New York City Municipal Water Finance Authority,
              Water and Sewer System Revenue Bonds,
              Fiscal 1993 Series A:
  2,765,000     5.750%, 6/15/18                                        6/02 at 101 1/2           Aaa    2,763,037
  4,650,000     5.500% 6/15/20                                             6/02 at 100           Aaa    4,452,515

  7,000,000   New York City Municipal Water Finance Authority,             6/06 at 101           Aaa    7,023,590
                Water and Sewer System Revenue Bonds,
                Fiscal 1996 Series B, 5.750%, 6/15/26

  1,000,000   New York City Transit Authority, Transit Facilities          1/00 at 102           Aaa    1,104,230
                Revenue Bonds, Series 1990 (Livingston Plaza Project),
                7.500%, 1/01/20 (Pre-refunded to 1/01/00)

  5,750,000   New York City Transit Authority, Transit Facilities          1/03 at 100           Aaa    5,355,435
                Refunding Revenue Bonds, Series 1993 (Livingston
                Plaza Project), 5.250%, 1/01/20

  2,200,000   The Trust for Cultural Resources of The City of New York,    4/01 at 102           Aaa    2,446,312
                Revenue Refunding Bonds, Series 1991A (The American
                Museum of Natural History), 6.900%, 4/01/21
                (Pre-refunded to 4/01/01)

  1,000,000   New York City Industrial Development Agency, Civic          11/04 at 102           Aaa    1,084,920
                Facility Revenue Bonds (USTA National Tennis Center
                Incorporated Project), 6.375%, 11/15/14

  1,000,000   New York City Industrial Development Agency, Civic           9/05 at 102           Aaa    1,017,750
                Facility Revenue Bonds (New School For Social Research
                Project), Series 1995A, 5.750%, 9/01/15

  1,590,000   City of Niagara Falls, Niagara County, New York, Public      3/04 at 102           Aaa    1,787,748
                Improvement Bonds, 1994, 6.900%, 3/01/21

  5,725,000   Niagara Falls Bridge Commission, Toll Bridge System         10/02 at 102           Aaa    6,296,298
                Revenue Bonds, Series 1992, 6.125%, 10/01/19
                (Pre-refunded to 10/01/02)

              Portfolio of Investments
              Nuveen New York Insured -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
              Town of North Hempstead, Nassau County, New York,
              Public Improvement Bonds, 1991, Series B,
              Unlimited Tax:
$   425,000     6.800%, 6/01/10 (Pre-refunded to 6/01/00)                  6/00 at 102           Aaa   $  465,915
    425,000     6.800%, 6/01/11 (Pre-refunded to 6/01/00)                  6/00 at 102           Aaa      465,915

              Town of North Hempstead, Nassau County, New York,
              General Obligation Refunding Serial Bonds, Refunding
              Serial Bonds-1992, Series B:
  1,500,000     6.375%, 4/01/09                                           No Opt. Call           Aaa    1,683,210
  1,505,000     6.400%, 4/01/14                                           No Opt. Call           Aaa    1,690,416

              NYACK Union Free School District, Rockland County,
              New York, School District Serial Bonds 1992:
    625,000     6.500%, 4/01/12                                            4/02 at 102           Aaa      683,319
    625,000     6.500%, 4/01/13                                            4/02 at 102           Aaa      683,319
    625,000     6.500%, 4/01/14                                            4/02 at 102           Aaa      683,319

              Rensselaer County, New York, General Obligation
              Bonds, Series 1991:
    960,000     6.700%, 2/15/13                                           No Opt. Call           Aaa    1,109,750
    960,000     6.700%, 2/15/14                                           No Opt. Call           Aaa    1,109,731
    960,000     6.700%, 2/15/15                                           No Opt. Call           Aaa    1,108,992

              Rondout Valley Central School District at Accord,
              Ulster County, New York, General Obligation,
              School District Bonds, 1991:
    550,000     6.800%, 6/15/06                                           No Opt. Call           Aaa      631,444
    550,000     6.850%, 6/15/07                                           No Opt. Call           Aaa      639,595
    550,000     6.850%, 6/15/08                                           No Opt. Call           Aaa      640,221
    550,000     6.850%, 6/15/09                                           No Opt. Call           Aaa      640,860
    550,000     6.850%, 6/15/10                                           No Opt. Call           Aaa      640,843

              County of Suffolk, New York, General Obligation
              Refunding Bonds, Public Improvement
              Refunding Bonds, 1993 Series B:
  1,000,000     6.900%, 4/01/01                                            4/00 at 102           Aaa    1,096,130
    600,000     6.150%, 5/01/10                                            5/03 at 102           Aaa      631,187

  1,000,000   Suffolk County Industrial Development Agency (Suffolk        2/04 at 101           Aaa      952,220
                County, New York), Suffolk County Southwest Sewer
                System Revenue Bonds, Series 1994, 4.750%, 2/01/09

  1,800,000   Suffolk County Water Authority, New York, Water System      No Opt. Call           Aaa    1,783,313
                Revenue Bonds, Series 1993 Refunding,
                5.100%, 6/01/11

  3,700,000   Suffolk County Water Authority, New York Water System        6/03 at 102           Aaa    3,397,043
                Revenue Bonds, Series 1994, 5.000%, 6/01/17

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

   Principal                                                             Optional Call                     Market
      Amount  Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$  2,750,000  Triborough Bridge and Tunnel Authority, General Purpose  1/02 at 101 1/2           Aaa $  2,986,747
                Revenue Bonds, Series X, 6.500%, 1/01/19

   2,000,000  Triborough Bridge and Tunnel Authority, General Purpose      1/01 at 102           Aaa    2,225,040
                Revenue Bonds, Series T, 7.000%, 1/01/20
                (Pre-refunded to 1/01/01)

   1,175,000  Triborough Bridge and Tunnel Authority, General Purpose  1/01 at 101 1/2           Aaa    1,302,216
                Revenue Bonds, Series S, 7.000%, 1/01/21
                (Pre-refunded to 1/01/01)

   8,650,000  Triborough Bridge and Tunnel Authority, Special Obligation   1/01 at 102           Aaa    9,462,667
                Refunding Bonds, Series 1991B, 6.875%, 1/01/15

   1,750,000  City of Yonkers, New York, General Obligation               12/00 at 102           Aaa    1,971,427
                School Bonds-1990-C, 7.375%, 12/01/09
                (Pre-refunded to 12/01/00)
-----------------------------------------------------------------------------------------------------------------
$337,450,000  Total Investments -- (cost $330,334,640) -- 98.5%                                       353,214,754
==============---------------------------------------------------------------------------------------------------
              Temporary Investments in Short-Term Muncipal
                Securities -- 0.4%
$  1,600,000  New York City Industrial Development Agency, Revenue                              A-1+    1,600,000
                Bonds, Series 1989, Audubon Society, Variable Rate
                Demand Bonds, 3.300%, 12/01/14+
==============---------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- 1.1%                                                     3,643,961
              ---------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                     $358,458,715
              ===================================================================================================

              Summary of Ratings** -- Portfolio of Investments (Excluding Temporary Investments):

                            Standard                                           Number           Market       Market
                            & Poor's                 Moody's            of Securities            Value      Percent
              -----------------------------------------------------------------------------------------------------
                                 AAA                     Aaa                      140     $349,015,686          99%
                        AA+, AA, AA-       Aa1, Aa, Aa2, Aa3                        4        4,199,068           1
              -----------------------------------------------------------------------------------------------------
              Total                                                               144     $353,214,754         100%
              =====================================================================================================

              All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

              * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

              ** Optional Call Provisions (not covered by the report of
                 independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets

                                                                       Nuveen         Nuveen
                                                                     Flagship       New York
                                                                     New York        Insured
--------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $226,651,520   $353,214,754
Temporary investments in short-term securities, at
  amortized cost (note 1)                                                   -      1,600,000
Cash                                                                        -        393,510
Receivables:
  Interest                                                          2,930,095      3,874,925
  Shares sold                                                         373,857        823,383
Other assets                                                           49,956         13,026
--------------------------------------------------------------------------------------------
    Total assets                                                  230,005,428    359,919,598
--------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        725,651              -
Payable for shares redeemed                                           121,183        192,323
Accrued expenses:
  Management fees (note 6)                                             95,811        148,089
  Other                                                                75,129         48,318
Dividends payable                                                     625,488      1,072,153
--------------------------------------------------------------------------------------------
    Total liabilities                                               1,643,262      1,460,883
--------------------------------------------------------------------------------------------
Net assets (note 7)                                              $228,362,166   $358,458,715
============================================================================================
Class A Shares (note 1)
Net assets                                                       $ 71,675,716   $ 35,956,806
Shares outstanding                                                  6,807,976      3,425,488
Net asset value and redemption price per share                   $      10.53   $      10.50
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      10.99   $      10.96
============================================================================================
Class B Shares (note 1)
Net assets                                                       $    123,599   $  1,279,031
Shares outstanding                                                     11,737        121,801
Net asset value, offering and redemption price per share         $      10.53   $      10.50
============================================================================================
Class C Shares (note 1)
Net assets                                                       $  3,965,015   $  2,015,277
Shares outstanding                                                    375,507        192,223
Net asset value, offering and redemption per share               $      10.56   $      10.48
============================================================================================
Class R Shares (note 1)
Net assets                                                       $152,597,836   $319,207,601
Shares outstanding                                                 14,457,474     30,416,779
Net asset value, offering and redemption price per share         $      10.55   $      10.49
============================================================================================

                    See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1997
                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

                                                                   Nuveen Flagship      Nuveen New York
                                                                          New York*             Insured
--------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                    $11,047,597          $21,395,728
--------------------------------------------------------------------------------------------------------
Expenses
  Management fees (note 6)                                                 962,093            1,932,218
  12b-1 service fees -- Class A (notes 1 and 6).                            54,119               73,862
  12b-1 distribution and service fees -- Class B (notes 1 and 6)                34                  494
  12b-1 distribution and service fees -- Class C (notes 1 and 6)             8,973               19,878
  Shareholders' servicing agent fees and expenses                          147,445              280,518
  Custodian's fees and expenses                                             56,317               75,892
  Trustees' fees and expenses (note 6)                                       1,464                6,623
  Professional fees                                                         16,734               32,736
  Shareholders' reports -- printing and mailing expenses                    56,696               69,169
  Federal and state registration fees                                        3,226                7,411
  Portfolio insurance expense                                                   --               11,709
  Other expenses                                                            10,214               14,491
--------------------------------------------------------------------------------------------------------
    Total expenses before expense reimbursement                          1,317,315            2,525,001
  Expense reimbursement from investment adviser (note 6)                   (40,876)                  --
--------------------------------------------------------------------------------------------------------
Net expenses                                                             1,276,439            2,525,001
--------------------------------------------------------------------------------------------------------
Net investment income                                                    9,771,158           18,870,727
--------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                       (1,010,261)          (1,461,177)
Net change in unrealized appreciation or depreciation
  of investments                                                           692,933           (2,674,004)
--------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (317,328)          (4,135,181)
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $9,453,830          $14,735,546
========================================================================================================
 * Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1 of the Notes to Financial Statements).



                                                          See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                              Nuveen Flagship         Nuveen               Nuveen
                                                                    New York*       New York          New York Insured
                                                              ------------------------------------------------------------
                                                                  Year ended     Year ended      Year ended      Year ended
                                                                      2/28/97        2/29/96         2/28/97        2/29/96
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $  9,771,158   $  8,950,610    $ 18,870,727   $ 18,895,145
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                                      (1,010,261)     1,772,126      (1,461,177)       973,136
Net change in unrealized appreciation or
 depreciation of investments                                          692,933      5,658,638      (2,674,004)    15,965,392
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          9,453,830     16,381,374      14,735,546     35,833,673
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                           (1,237,906)      (551,771)     (1,495,702)      (834,291)
 Class B                                                                 (239)           N/A          (4,068)           N/A
 Class C                                                              (45,573)       (18,002)        (88,657)       (36,998)
 Class R                                                           (8,581,033)    (8,358,840)    (17,106,737)   (18,227,897)
From accumulated net realized gains
 from investment transactions:
 Class A                                                              (75,072)             -               -        (51,671)
 Class B                                                                    -            N/A               -            N/A
 Class C                                                               (3,076)             -               -         (2,889)
 Class R                                                             (571,338)             -               -       (861,604)
In excess of net realized gains from investment transactions:
 Class A                                                                    -              -               -         (4,745)
 Class B                                                                    -            N/A               -            N/A
 Class C                                                                    -              -               -           (265)
 Class R                                                                    -              -               -        (79,130)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
 to shareholders                                                  (10,514,237)    (8,928,613)    (18,695,164)   (20,099,490)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in reorganization
 of Flagship New York (note 1)                                     52,756,095              -               -              -
Net proceeds from sale of shares                                   17,906,845     25,994,295      27,322,062     33,178,272
Net asset value of shares issued to shareholders
 due to reinvestment of distributions                               7,344,275      6,667,727      13,233,860     15,112,959
---------------------------------------------------------------------------------------------------------------------------
                                                                   78,007,215     32,662,022      40,555,922     48,291,231
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (19,737,885)   (21,690,219)    (47,601,839)   (47,225,300)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                      58,269,330     10,971,803      (7,045,917)     1,065,931
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              57,208,923     18,424,564     (11,005,535)    16,800,114
Net assets at the beginning of year                               171,153,243    152,728,679     369,464,250    352,664,136
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $228,362,166   $171,153,243    $358,458,715   $369,464,250
===========================================================================================================================
Balance of undistributed net investment income
 at end of year                                                  $     33,225   $    126,818    $    235,011   $     59,448
===========================================================================================================================

* Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1 of the Notes to Financial Statements).

N/A -- The Funds were not authorized to issue Class B Shares prior to February 1, 1997.

                                 See accompanying notes to financial statements.

Notes to Financial Statements
                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New York Municipal Bond Fund ("Nuveen Flagship New York") and the Nuveen New York Insured Municipal Bond Fund ("Nuveen New York Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co., Incorporated, and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen New York Tax-Free Value Fund ("Nuveen New York") and Flagship New York Tax-Exempt Fund ("Flagship New York") reorganized into Nuveen Flagship New York. Nuveen New York Insured Tax-Free Value Fund was reorganized into the Trust and renamed Nuveen New York Insured Municipal Bond Fund. Prior to the reorganization Nuveen New York was a series of Nuveen Tax-Free Bond Fund, Inc., Flagship New York was a sub-trust of Flagship Tax Exempt Funds Trust, and Nuveen New York Insured Tax-Free Value Fund was a series of Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end management investment company.

Each Fund seeks to provide high double or triple tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1997, there were no such purchase commitments in either Fund.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

Insurance

Nuveen New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund of the Trust offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares, which were first offered for sale on February 1, 1997, are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge on purchases, but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1997.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                  Nuveen Flagship New York*             Nuveen New York
                                              -------------------------------------------------------------
                                                         Year ended                       Year ended
                                                           2/28/97                          2/29/96
                                              -------------------------------------------------------------
                                                 Shares             Amount          Shares           Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                        800,235       $  8,359,824       1,261,309     $ 13,070,637
 Class B                                         12,680            134,014             N/A              N/A
 Class C                                         98,523          1,037,778          53,367          556,433
 Class R                                        801,691          8,375,229       1,182,028       12,367,225
Shares issued in the reorganization
 of Flagship New York:
 Class A                                      4,801,915         50,302,455               -                -
 Class B                                              -                  -             N/A              N/A
 Class C                                        233,553          2,453,640               -                -
 Class R                                              -                  -               -                -
Shares issued to shareholders due
 to reinvestment of distributions:
 Class A                                         65,006            681,196          34,236          358,186
 Class B                                              -                  -             N/A              N/A
 Class C                                          2,391             25,145           1,167           12,262
 Class R                                        632,056          6,637,934         603,620        6,297,279
-----------------------------------------------------------------------------------------------------------
                                              7,448,050         78,007,215       3,135,727       32,662,022
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                       (342,219)        (3,580,581)       (127,601)      (1,336,675)
 Class B                                           (943)            (9,996)            N/A              N/A
 Class C                                        (19,687)          (205,801)         (2,280)          (2,961)
 Class R                                     (1,525,270)       (15,941,507)     (1,956,584)     (20,329,583)
-----------------------------------------------------------------------------------------------------------
                                             (1,888,119)       (19,737,885)     (2,086,465)     (21,690,219)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                       5,559,931       $ 58,269,330       1,049,262     $ 10,971,803
===========================================================================================================

* Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1).


N/A - The Funds were not authorized to issue Class B Shares prior to February 1, 1997.

                                                                   Nuveen Municipal Bond Funds
                                                               February 28, 1997 Annual Report


                                                         Nuveen New York Insured
                                          ----------------------------------------------------
                                                  Year ended                  Year ended
                                                    2/28/97                     2/29/96
                                          ----------------------------------------------------
                                             Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------
Shares sold:
  Class A                                 1,504,805   $ 15,621,977    1,778,309   $ 18,519,780
  Class B                                   121,801      1,283,684          N/A            N/A
  Class C                                   132,904      1,375,391      113,081      1,180,461
  Class R                                   871,126      9,041,010    1,291,786     13,478,031

Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                   100,648      1,049,380       59,314        621,995
  Class B                                         -              -          N/A            N/A
  Class C                                     6,232         64,963        2,279         23,992
  Class R                                 1,163,086     12,119,517    1,387,801     14,466,972
----------------------------------------------------------------------------------------------
                                          3,900,602     40,555,922    4,632,570     48,291,231
----------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                  (512,407)    (5,315,448)    (220,550)    (2,316,785)
  Class B                                         -              -          N/A            N/A
  Class C                                   (76,002)      (797,045)     (14,453)      (153,831)
  Class R                                (3,991,732)   (41,489,346)  (4,307,682)   (44,754,684)
----------------------------------------------------------------------------------------------
                                         (4,580,141)   (47,601,839)  (4,542,685)   (47,225,300)
----------------------------------------------------------------------------------------------
Net increase (decrease)                    (679,539)  $ (7,045,917)      89,885   $  1,065,931
==============================================================================================

N/A -- The Funds were not authorized to issue Class B Shares prior to February 1, 1997.

3. Distribution To Shareholders
On March 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                                         Nuveen Flagship                Nuveen
                                                                New York      New York Insured
----------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                        $.0473                $.0435
   Class B                                                         .0407                 .0370
   Class C                                                         .0426                 .0385
   Class R                                                         .0491                 .0450
==============================================================================================

             4. Securities Transactions

             Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1997, were as follows:

                                                           Nuveen Flagship New York*            Nuveen New York Insured
             ----------------------------------------------------------------------------------------------------------
             Purchases
             Investments in municipal securities                         $75,485,085                       $104,470,242
             Temporary municipal investments                              15,800,000                         41,400,000

             Sales
             Investments in municipal securities                          65,117,474                        106,617,170
             Temporary municipal investments                              19,600,000                         46,800,000
             ==========================================================================================================

             * Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1).

             At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

             At February 27, 1997, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                                     Nuveen Flagship
                                                                            New York            Nuveen New York Insured
             ----------------------------------------------------------------------------------------------------------
             Expiration year:
               2004                                                       $1,895,237*                                --
               2005                                                               --                         $1,543,769
             ----------------------------------------------------------------------------------------------------------
             Total                                                        $1,895,237                         $1,543,769
             ==========================================================================================================

             * Due to the reorganization of Nuveen New York and Flagship New
               York (note 1), Nuveen New York and Flagship New York had net realized losses from investment transactions of $1,010,262 and $884,975, respectively, which were carried forward by Nuveen Flagship New York, as permitted under applicable tax regulations.

             5. Unrealized Appreciation (Depreciation)
             Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1997, were as follows:

                                                            Nuveen Flagship New York            Nuveen New York Insured
             ----------------------------------------------------------------------------------------------------------
             Gross unrealized:
               appreciation                                              $12,541,649                        $23,074,706
               depreciation                                                 (127,318)                          (194,592)
             ----------------------------------------------------------------------------------------------------------
             Net unrealized appreciation                                 $12,414,331                        $22,880,114
             ==========================================================================================================

             6. Management Fee and Other Transactions with Affiliates
             Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

             Average daily net asset value                       Management fee
             ------------------------------------------------------------------
             For the first $125 million                             .5500 of 1%
             For the next $125 million                              .5375 of 1
             For the next $250 million                              .5250 of 1
             For the next $500 million                              .5125 of 1
             For the next $1 billion                                .5000 of 1
             For net assets over $2 billion                         .4750 of 1
             ------------------------------------------------------------------

             The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Nuveen Flagship New York and .975 of 1% of the average daily net asset value of Nuveen New York Insured, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

             The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

             The Distributor collected sales charges of approximately $272,100 and $463,700, for Nuveen Flagship New York and Nuveen New York Insured, respectively, on Class A share purchases, of which approximately $247,900 and $415,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

             During the fiscal year ended February 28, 1997, for Nuveen New York Insured, the Distributor compensated authorized dealers directly with approximately $50,000 in commission advances on Class B and Class C shares sales. No commissions were advanced during fiscal year ended February 28, 1997, for Nuveen Flagship New York. Class B and Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. Effective February 1, 1997, any such CDSC is to be retained by the Distributor to compensate for commissions advanced to authorized dealers. During the month ended February 28, 1997, no such CDSC was collected or retained by the Distributor. Also effective February 1, 1997, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B shares, and all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. Accordingly, for the one month ended February 28, 1997, the Distributor received and retained all 12b-1 service and distribution fees on Class B and Class C shares. The 12b-1 service and distribution fees on Class C shares received by the Distributor for the eleven months ended January 31, 1997, were substantially all paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets

At February 28, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                        Nuveen Flagship New York    Nuveen New York Insured
-------------------------------------------------------------------------------------------
Capital paid-in                                     $217,809,898               $336,887,359
Balance of undistributed net
 investment income                                        33,225                    235,011
Accumulated net realized gain (loss)
 from investment transactions                         (1,895,288)                (1,543,769)
Net unrealized appreciation
 of investments                                       12,414,331                 22,880,114
-------------------------------------------------------------------------------------------
Net assets                                          $228,362,166               $358,458,715
===========================================================================================

8. Investment Composition

Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                         Nuveen Flagship New York   Nuveen New York Insured
-------------------------------------------------------------------------------------------
Revenue Bonds:
 Housing Facilities                                           20%                        20%
 Lease Rental Facilities                                      20                          2
 Educational Facilities                                       16                         10
 Water/Sewer Facilities                                        3                         10
 Health Care Facilities                                        7                          9
 Transportation                                                3                         10
 Other                                                         8                          6
General Obligation Bonds                                      12                         16
Escrowed Bonds                                                11                         17
-------------------------------------------------------------------------------------------
                                                             100%                       100%
===========================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (23% for Nuveen Flagship New York and 100% for Nuveen New York Insured). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities held by Nuveen New York Insured have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights

  Financial Highlights

  Selected data for a share outstanding throughout each period is as follows:

                                                  Operating Performance            Less Distributions
                                                --------------------------    -----------------------------

                                                                       Net
                                        Net                   realized and      Dividends                          Net       Total
                                      asset                     unrealized      from tax-                        asset      return
                                      value           Net      gain (loss)     exempt net     Distributions      value      on net
                                  beginning     investment            from     investment      from capital     end of       asset
Nuveen Flagship New York**        of period       income++     investments         income             gains     period      value+
----------------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,
  2/28/97***                        $10.610          $.588          $(.069)        $(.556)           $(.043)   $10.530        5.07%
  2/29/96                            10.120           .555            .487          (.552)               --     10.610       10.52

9/6/94 to 2/28/95                    10.230           .277           (.067)         (.273)            (.047)    10.120        2.21

Class B
1 month ended,
  2/28/97                            10.480           .049            .042          (.041)               --     10.530         .87

Class C
Year ended,
  2/28/97***                         10.640           .554           (.111)         (.480)            (.043)    10.560        4.31
  2/29/96                            10.110           .478            .528          (.476)               --     10.640       10.13

9/13/94 to 2/28/95                   10.110           .231            .038          (.222)            (.047)    10.110        2.80

Class R
Year ended,
  2/28/97***                         10.640           .586           (.047)         (.586)            (.043)    10.550        5.26
  2/29/96                            10.150           .582            .490          (.582)               --     10.640       10.80
Year ended,
  2/28/95                            10.720           .579           (.529)         (.573)            (.047)    10.150         .75
  2/28/94                            10.610           .578            .161          (.580)            (.049)    10.720        7.10
  2/28/93                             9.880           .603            .806          (.598)            (.081)    10.610       14.79
3 months ended,
  2/29/92                             9.820           .163            .053          (.156)               --      9.880        2.21
Year ended,
  11/30/91                            9.380           .629            .441          (.630)               --      9.820       11.79
  11/30/90                            9.560           .631           (.181)         (.630)               --      9.380        4.92
  11/30/89                            9.180           .633            .380          (.633)               --      9.560       11.34
  11/30/88                            8.760           .625            .420          (.625)               --      9.180       12.20
12/10/86 to 11/30/87                  9.600           .612           (.840)         (.612)               --      8.760       (2.44)
----------------------------------------------------------------------------------------------------------------------------------

            See notes on page 48.


                                                        Nuveen Municipal Bond Funds
                                                    February 28, 1997 Annual Report

                             Ratios/Supplemental Data
-----------------------------------------------------------------------------------
                                     Ratio                       Ratio
                                    of net                      of net
                    Ratio of    investment      Ratio of    investment
                    expenses     income to      expenses     income to
                  to average       average    to average       average
                  net assets    net assets    net assets    net assets
    Net assets        before        before         after         after    Portfolio
 end of period    reimburse-    reimburse-    reimburse-    reimburse-     turnover
(in thousands)          ment          ment        ment++        ment++         rate
-----------------------------------------------------------------------------------

      $ 71,676           .95%         5.39%          .89%         5.45%          37%
        15,732          1.02          5.28           .99          5.31           47

         3,189          1.56*         5.31*         1.00*         5.87*          29


           124          1.65*         5.86*         1.44*         6.07*          37


         3,965          1.64          4.73          1.57          4.80           37
           646          1.99          4.29          1.73          4.55           47

            86          7.97*        (1.06)*        1.75*         5.16*          29


       152,598           .71          5.55           .69          5.57           37
       154,776           .76          5.55           .74          5.57           47

       149,454           .74          5.79           .74          5.79           29
       146,297           .78          5.30           .75          5.33           15
       107,146           .84          5.75           .75          5.84           12

        66,491           .75*         6.27*          .75*         6.27*          16

        59,351           .79          6.46           .75          6.50           19
        44,347           .81          6.59           .75          6.65           51
        29,040           .98          6.40           .75          6.63           85
        14,975          1.09          6.55           .75          6.89           71
         8,239          1.38*         5.45*          .37*         6.46*          20
-----------------------------------------------------------------------------------

             Selected data for a share outstanding throughout each period is as follows.

                                              Operating Performance         Less Distributions
                                            -------------------------   --------------------------

                                                                  Net
                                      Net                realized and    Dividends                          Net    Total
                                    asset                  unrealized    from tax-                        asset   return
                                    value          Net    gain (loss)   exempt net   Distributions        value   on net
                                beginning   investment           from   investment    from capital       end of    asset
Nuveen New York Insured         of period     income++    investments       income           gains       period   value+
------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,
  2/28/97                         $10.610        $.549         $(.139)      $(.520)         $   --      $10.500     4.02%
  2/29/96                          10.150         .521           .492        (.524)          (.029)+++   10.610    10.19

9/6/94 to 2/28/95                  10.160         .253           .037        (.260)          (.040)      10.150     3.01

Class B
2/10/97 to 2/28/97                 10.530         .027          (.020)       (.037)             --       10.500      .07

Class C
Year ended,
  2/28/97                          10.610         .472          (.159)       (.443)             --       10.480     3.06
  2/29/96                          10.120         .442           .524        (.447)          (.029)+++   10.610     9.71

9/13/94 to 2/28/95                 10.030         .207           .133        (.210)          (.040)      10.120     3.53

Class R
Year ended,
  2/28/97                          10.610         .550          (.127)       (.543)             --       10.490     4.15
  2/29/96                          10.150         .548           .495        (.554)          (.029)+++   10.610    10.51
  2/28/95                          10.630         .555          (.440)       (.555)          (.040)      10.150     1.37
  2/28/94                          10.620         .550           .035        (.543)          (.032)      10.630     5.57
  2/28/93                           9.780         .566           .849        (.562)          (.013)      10.620    14.96
  2/29/92                           9.320         .590           .467        (.597)             --        9.780    11.66
  2/29/91                           9.250         .598           .068        (.596)             --        9.320     7.61
  2/28/90                           9.060         .596           .190        (.596)             --        9.250     8.75
  2/28/89                           9.100         .593          (.040)       (.593)             --        9.060     6.37
  2/29/88                           9.830         .606          (.730)       (.606)             --        9.100     (.85)

12/10/86 to 2/28/87                 9.600         .130           .230        (.130)             --        9.830     3.76
------------------------------------------------------------------------------------------------------------------------

               *  Annualized.

              ** Nuveen Flagship New York information included prior to the year ended February 28, 1997, reflects the financial highlights of Nuveen New York.

             *** Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York.

               + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class B and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

              ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see note 6 of the Notes to Financial Statements).

                                                            Nuveen Municipal Bond Funds
                                                        February 28, 1997 Annual Report


                                   Ratios/Supplemental Data
---------------------------------------------------------------------------------------
                                       Ratio                         Ratio
                                      of net                        of net
                     Ratio of     investment       Ratio to     investment
                     expenses      income to       expenses      income to
                   to average        average     to average        average
                   net assets     net assets     net assets     net assets
    Net assets         before         before          after          after    Portfolio
 end of period     reimburse-     reimburse-     reimburse-     reimburse-     turnover
(in thousands)           ment           ment         ment++         ment++         rate
---------------------------------------------------------------------------------------
      $ 35,957           .92%          5.04%           .92%          5.04%          29%
        24,747           .93           4.97            .93           4.97           17

         7,258          1.13*          5.33*          1.05*          5.41*          11

         1,279          1.64*          5.17*          1.64*          5.17*          29


         2,015          1.67           4.28           1.67           4.28           29
         1,369          1.69           4.21           1.69           4.21           17

           285          2.32*          4.13*          1.80*          4.65*          11


       319,208           .68           5.28            .68           5.28           29
       343,348           .67           5.26            .67           5.26           17
       345,121           .65           5.57            .65           5.57           11
       388,176           .68           5.11            .68           5.11            5
       314,877           .73           5.56            .73           5.56            6
       167,048           .69           6.08            .69           6.08            4
        80,484           .73           6.46            .73           6.46           13
        40,372           .85           6.35            .85           6.35           30
        20,206          1.05           6.50            .97           6.58           62
        14,078          1.12           6.22            .61           6.73           36

         5,177          3.19*          1.78*            --           4.97*          --
--------------------------------------------------------------------------------------

+++ The amounts shown include distributions in excess of capital gains of $.0024 per share for the year ended 2/29/96.

             Report of Independent Public Accountants



             To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

             We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


             ARTHUR ANDERSEN LLP

             Chicago, Illinois
             April 11, 1997

Nuveen Municipal Bonds Fund
February 28, 1997 Annual Report

                          Shareholder Meeting Report
                          New York

                                             A Shares    C Shares    R Shares
-------------------------------------------------------------------------------
Election of the Fund's
Board of Directors:
--------------------------------------------------------------------------------
(A)  Bremner              For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(B)  Brown                For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(C)  Dean                 For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(D)  Impellizzeri         For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(E)  Rosenheim            For               1,405,339      51,346  10,655,254
                          Withhold              8,645           -     243,668
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(F)  Sawers               For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(G)  Schneider            For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(H)  Schwertfeger         For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
Reorganization            For               1,103,638      45,152   8,582,788
                          Against              14,192       2,415     285,739
                          Abstain              57,322       2,612     447,030
                          ------------------------------------------------------
                          Total             1,175,152      50,179   9,315,557
--------------------------------------------------------------------------------
                          Broker Non Votes    238,832       1,167   1,583,365
                          ------------------------------------------------------

                          51

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227